As filed with the Securities and Exchange Commission on July 21, 2015

Securities Act File No. 333-
Investment Company Act File No. 811-23077

United States Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No.	☐

VAN ECK OVERLAND ONLINE FINANCE TRUST

(Exact Name of Registrant as Specified in its Charter)

335 Madison Avenue, 19th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number

Jonathan R. Simon, Esq.
Vice President and General Counsel
Van Eck Associates Corporation
335 Madison Avenue, 19th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to: Stuart M. Strauss, Esq. Allison M. Fumai, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Copy to: Jay L. Bernstein, Esq. Clifford R. Cone, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than the securities being offered in connection with the dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☐	When declared effective pursuant to section 8(c)

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered (2)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares, $0.001 par value	40,000	$25.00	$1,000,000	$116.20

(1) Estimated solely for the purpose of determining the registration fee.

(2) Includes shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated July 21, 2015

[    ] Shares

Van Eck Overland Online Finance Trust

Common Shares

$[   ] per Share

Investment Objective. Van Eck Overland Online Finance Trust (the “Trust”) is a newly organized, non-diversified, closed-end management investment company. The Trust’s investment objective is to invest in a pool of online sourced loans in order to provide current income. There can be no assurance that the Trust will achieve its investment objective.

Investment Strategy. The Trust seeks to achieve its investment objective by investing, under normal market conditions, primarily in loans sourced through various marketplace lending platforms (each, a “Platform”) as determined by Van Eck Associates Corporation (“VEAC” or the “Adviser”) and Overland Advisors, LLC (“Overland” or the “Sub-Adviser”). The Trust may invest in a broad range of loans, including, but not limited to, (1) consumer loans; (2) small business loans; (3) student loans; (4) real estate and mortgage loans, and (5) other types of loans that the Sub-Adviser and Adviser believe are appropriate. The Trust may invest in loans through various techniques, including the purchase of borrower payment dependent notes (“Notes”), certificates linked to interests on a loan (“Certificates”) and/or whole loans directly and indirectly through investments in pooled investment vehicles that may hold Notes, Certificates or whole loans. The Trust may invest across various Platforms, asset classes, geographies and credit risk bands. The Trust currently anticipates that its loan investments will be sourced predominantly from Platforms based in the United States, a substantial portion of which will be through purchases of whole loans from borrowers with strong credit profiles as determined by the Sub-Adviser and/or the Platform.

(continued on following page)

No Prior Trading History. Because the Trust is newly organized, its shares of beneficial interest (the “Common Shares”) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”), which may increase investor risk. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of the public offering.

Listing. The Trust anticipates that its Common Shares will be listed on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “[·]”.

Investment in the Trust’s Common Shares involves substantial risks that arise from, among other strategies, the Trust’s investments in loans with varying degrees of credit risk and the lack of restriction by any borrower credit criteria or credit risk limitation. The Trust will have limited recourse if a borrower is unwilling or unable to pay its loan since the loans in which the Trust intends to invest will typically be unsecured, not guaranteed or insured by any third party and not backed by any governmental authority. It is possible that, at any given time, the Trust’s portfolio may be substantially illiquid and subject to increased credit and default risk. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Trust. An investment in the Trust is not appropriate for all investors, and the Trust is not intended to be a complete investment program. The Common Shares should be purchased only by investors who could afford the loss of the entire amount of their investment. Because of the risks associated with investing in loans that are unsecured and unrated, illiquid investments, and derivative instruments and the use of leverage, an investment in the Trust may be considered highly speculative. Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Trust, which are summarized in “Prospectus Summary—Risk Considerations” beginning on page [·] and in “Risk Factors” beginning on page [·].

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The NAV per Common Share will be reduced immediately following this offering as a result of the payment of the sales load and certain offering expenses. See “Use of Proceeds.”

	Public offering price	Sales Load(2)	Estimated offering expense	Proceeds, after expenses, to the Trust(3)
Per Share	$[·]	$[·]	$[·]	$[·]
Total(1)	$[·]	$[·]	$[·]	$[·]
Total Assuming Full Exercise of Overallotment Option	$[·]	$[·]	$[·]	$[·]
	$[·]	$[·]	$[·]	$[·]

(footnotes on following page)

The underwriters expect to deliver the Common Shares to purchasers on or about [·], 2015.

UBS Investment Bank

The date of this prospectus is [·], 2015.

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(footnotes from previous page)

(1)	The Trust has granted the underwriters an option to purchase up to [·] additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If this option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust will be approximately $[·], $[·], $[·] and $[·], respectively. See “Underwriting.”

(2)	The Adviser and the Sub-Adviser (and not the Trust) have agreed to pay from their own assets a structuring fee to UBS Securities LLC. The Adviser and the Sub-Adviser (and not the Trust) may also pay certain qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering. Because the fees described in this footnote are paid by the Adviser and the Sub-Adviser (and not the Trust), they are not reflected under sales load in the table above. See “Underwriting – Additional Compensation.”

(3)	The Adviser and the Sub-Adviser have agreed to pay (i) all organizational expenses of the Trust and (ii) offering expenses of the Trust (other than the sales load) that exceed $[●] per Common Share. The Trust will pay offering expenses of the Trust (other than the sales load) up to $[●] per Common Share. Any offering expenses paid by the Trust will be deducted from the proceeds of the offering received by the Trust. After payment of such expenses, proceeds to the Trust will be $[●] per Common Share. The aggregate offering expenses (other than the sales load) to be borne by the Trust are estimated to be $[●] (approximately $[●] per Common Share); therefore, offering expenses payable by the Adviser and the Sub-Adviser are estimated to be $[●] ($[●] per Common Share). See “Prospectus Summary—Summary of Trust Expenses.”

(continued from previous page)

The Trust intends to invest in loans from Platforms in a variety of ways, including through direct negotiations with Platforms which may include capacity commitments or in online auctions through an application programming interface (“API”). Generally, a Platform takes one of the following actions with respect to each loan: (1) with respect to whole loans, it sells all rights, title and interest in the loan pursuant to a loan purchase agreement to a single acquirer, such as the Trust, who becomes an investor in such loan, (2) it may hold the loan on its books and sells Notes to each investor, such as the Trust, that make a successful bid in relation to a borrower’s loan request, with the cash flows on the Notes tracking the cash flows on the underlying borrower loan, or (3) it may issue Certificates.

The Sub-Adviser typically applies a three-step approach when buying loans for the Trust, which includes (1) identifying the universe of online available loans sourced through various online Platforms (“Platform Loans”); (2) assessing the universe of available Platform Loans to determine the optimal loans for the Trust’s portfolio by evaluating each loan based upon the Trust’s investment objective and strategy and various factors which may include, but are not limited to, the (a) quality and history of the Platform; (b) term and interest rate of the loan; (c) location of the borrower; (d) purpose of the loan; and (e) credit and risk profile of the borrower including, without limitation, the borrower’s annual income, debt-to-income ratio, a credit score measuring consumer credit risk (“FICO score”), delinquency rate and liens; and (3) evaluating the loan’s impact on the overall composition of the Trust. Platforms typically use multi-level credit and risk rating models outside that of traditional credit metrics to assess the creditworthiness of borrower members. Although, there are currently some near-prime Platforms, consumer Platforms have historically focused on borrowers, categorized as prime to super-prime by FICO-based categorization or similar standards. The Trust has established several risk parameters around its investment strategy, including the three step approach discussed above.

A large portion of the Trust’s investments may be unsecured and have speculative characteristics and therefore may be high risk, including the heightened risk of non-payment of interest and repayment of principal. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Sub-Adviser may not be able to purchase all of the loans it identifies for the Trust. Subject to the selection process described herein, the Trust may invest in loans of any credit quality without limitation.

The Trust expects to restrict its investments in sub-prime consumer loans (as determined by the Sub-Adviser) to a maximum of 20% of the Managed Assets (as defined below) in the Trust at the time of investment, except during the six-month ramp up period following this offering. The Trust may also invest in asset backed securities linked to loans, currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments and other derivatives.

The Trust may also acquire equity or equity-like interests in one or more Platforms (or their affiliates) by investing up to 10% of its Managed Assets at the time of acquisition in listed or unlisted securities issued by one or more Platforms, excluding financial instruments issued by a Platform that are backed by, or linked to, a loan. This restriction shall not apply to the Trust’s investment in any convertible securities of a Platform; however, it will apply to any consideration payable by the Trust at the time of exercise of any such convertible securities or any warrants issued by a Platform.

The Trust may invest in other registered investment companies, including open- and closed-end funds and exchange-traded funds. In pursuing its investment objective or for hedging purposes, the Trust may also invest in various types of derivatives, including structured products, swaps, forward contracts, futures contracts and options.

The Adviser and the Sub-Adviser. VEAC serves as the investment adviser and Overland serves as the sub-adviser to the Trust. As of [·], 2015, the Adviser managed approximately $[·] billion in assets. The Adviser has been a registered investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Sub-Adviser has been registered as an investment adviser since 2010. It serves as an investment adviser to pooled investment vehicles, institutional investors and individuals and, as of [·], 2015 managed approximately $[·] billion in assets. The Adviser, subject to the supervision of the Board of Trustees of the Trust (the “Board”), is responsible for the overall management of the Trust. The Sub-Adviser, subject to the supervision of the Adviser and the Board, is responsible for the management of the Trust’s investment portfolio. See “Management of the Trust.”

Leverage. The Trust is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Following the completion of the Trust’s initial public offering of Common Shares, and subject to prevailing market conditions, the Trust initially expects to enter into a credit facility with [ ] to add financial leverage to its portfolio representing up to approximately 33⅓% of the Trust’s Managed Assets (as defined herein) (including the assets subject to, and obtained with the proceeds of, the leveraging activity). In addition, the Trust may engage in investment management techniques other than those noted above that may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. In the future, the Trust may use forms of leverage other than and/or in addition to a credit facility. The Trust may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments at any time based on the Sub-Adviser’s assessment of market conditions, the oversight of the Board and the investment environment. There can be no assurance that the Trust will use leverage or that its leveraging strategy will be successful during any period in which it is employed. See “Leverage” and “Risks—Leverage Risk.”

“Managed Assets” means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

This prospectus sets forth concisely information you should know before investing in the Common Shares. Please read and retain this prospectus for future reference. A Statement of Additional Information dated [ ], 2015, has been filed with the SEC. The Statement of Additional Information, annual and semi-annual reports to shareholders, when available, and other information about the Trust can be obtained without charge by calling 1-800-225-6265, by writing to the Trust at the address below or from the Trust’s website (http://www.vaneck.com). The information contained in, or accessed through, the Trust’s website is not part of this Prospectus. A table of contents to the Statement of Additional Information is located at page [ ] of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Trust-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Trust’s address is 335 Madison Avenue, New York, New York 10017 and its telephone number is 1.888.826.2333.

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The Trust’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

Until [    ], 2015 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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You should rely on the information contained in or incorporated by reference into this prospectus. The Trust has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus. Subsequent to the date of this prospectus, the Trust will update this prospectus during the period that this prospectus is required to be delivered, if the Trust determines any material information contained in this prospectus becomes materially inaccurate. The Trust’s business, financial condition and prospects may have changed since then.

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Prospectus Summary

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Common Shares (defined herein). You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information set forth in this prospectus under the heading “Risks.”

The Trust

Van Eck Overland Marketplace Income Online Finance Trust (the “Trust”) is a newly organized, non-diversified, closed-end management investment company. The Trust’s investment objective is to invest in a pool of online sourced loans in order to provide current income. There can be no assurance that the Trust will achieve its investment objective.

The Offering

The Trust is offering [·] shares of beneficial interest (the “Common Shares”), par value $[·] per Common Share, through a group of underwriters (the “Underwriters”) led by [·]. The Underwriters have been granted an option by the Trust to purchase up to [ ] additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $[·] per Common Share. The minimum purchase in this offering is 100 Common Shares ($[·]). Van Eck Associates Corporation (“VEAC” or the “Adviser”) and the Sub-Adviser have agreed to pay (i) all of the Trust’s organizational expenses and (ii) the Trust’s offering expenses (other than the sales load) in excess of $[·] per Common Share. See “Underwriting.”

Investment Objective and Policies

Investment Objective. The Trust’s investment objective is to provide current income. There can be no assurance that the Trust will achieve its investment objective.

Investment Strategy. The Trust seeks to achieve its investment objective by investing, under normal market conditions, primarily in loans sourced through various marketplace lending platforms (each, a “Platform”) as determined by Van Eck Associates Corporation (“VEAC” or the “Adviser”) and Overland Advisors, LLC (“Overland” or the “Sub-Adviser”). The Trust may invest in a broad range of loans, including, but not limited to, (1) consumer loans; (2) small business loans; (3) student loans; (4) real estate and mortgage loans, and (5) other types of loans that the Sub-Adviser and Adviser believe are appropriate. The Trust may invest in loans through various techniques, including the purchase of borrower payment dependent notes (“Notes”), certificates linked to interests on a loan (“Certificates”) and/or whole loans directly and indirectly through investments in pooled investment vehicles that may hold Notes, Certificates or whole loans. The Trust may invest across various Platforms, asset classes, geographies and credit risk bands. The Trust currently anticipates that its loan investments will be sourced predominantly from Platforms based in the United States, a substantial portion of which will be through purchases of whole loans from borrowers with strong credit profiles as determined by the Sub-Adviser and/or the Platform.

The Trust intends to invest in loans from Platforms in a variety of ways, including through direct negotiations with Platforms which may include capacity commitments or in online auctions through an application programming interface (“API”). Generally, a Platform takes one of the following actions with respect to each loan: (1) with respect to whole loans, it sells all rights, title and interest in the loan pursuant to a loan purchase agreement to a single acquirer, such as the Trust, who becomes an investor in such loan, (2) it may hold the loan on its books and sells Notes to each investor, such as the Trust, that make a successful bid in relation to a borrower’s loan request, with the cash flows on the Notes tracking the cash flows on the underlying borrower loan, or (3) it may issue Certificates.

The Sub-Adviser typically applies a three-step approach when buying loans for the Trust, which includes (1) identifying the universe of online available loans sourced through various online Platforms (“Platform Loans”); (2) assessing the universe of available Platform Loans to determine the optimal loans for the Trust’s portfolio by evaluating each loan based upon the Trust’s investment objective and strategy and various factors which may

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include, but not be limited to, the (a) quality and history of the platform; (b) term and interest rate of the loan; (c) location of the borrower; (d) purpose of the loan; and (e) the credit and risk profile of the borrower including, without limitation, the borrower’s annual income, debt-to-income ratio, a credit score measuring consumer credit risk (“FICO score”), delinquency rate and liens; and (3) evaluating the loan’s impact on the overall composition of the Trust. The Trust has established several risk parameters around its investment strategy, including the three step approach discussed above.

Additionally, the Sub-Adviser considers a variety of factors when deciding on an investment. It will run varying analyses on (1) the track record, including the loan performance history, of the Platform; (2) the experience and stability of the Platform, (3) the methods by which the loans were sourced and (4) operational or legal considerations, among others. The Trust intends to engage the services of Orchard Platform LLC (“Orchard”) as a technology provider. The Trust may use Orchard’s real-time, web-enabled reporting, risk analytics and market data services in order to better manage, track and analyze the Trust’s investments.

A large portion of the Trust’s investments may be unsecured and have speculative characteristics and therefore may be high risk, including the heightened risk of non-payment of interest and repayment of principal. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Sub-Adviser may not be able to purchase all of the loans it identifies for the Trust. Subject to the selection process described herein, the Trust may invest in loans of any credit quality without limitation.

The Trust expects to restrict its investments in sub-prime consumer loans (as determined by the Sub-Adviser) to a maximum of 20% of the Managed Assets (as defined below) in the Trust at the time of investment, except during the six-month ramp up period following this offering. The Trust may also invest in asset backed securities linked to loans, currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments and other derivatives.

The Trust may also acquire equity or equity-like interests in one or more Platforms (or their affiliates) by investing up to 10% of its Managed Assets at the time of acquisition in listed or unlisted securities issued by one or more Platforms, excluding financial instruments issued by a Platform that are backed by, or linked to, a loan. This restriction shall not apply to the Trust’s investment in any convertible securities of a Platform; however, it will apply to any consideration payable by the Trust at the time of exercise of any such convertible securities or any warrants issued by a Platform.

The Trust may invest in other registered investment companies, including open- and closed-end funds and exchange-traded funds (“ETFs”), subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). Income or gain from such investments may result in taxable distributions by the Trust. In pursuing its investment objective or for hedging purposes, the Trust may also invest in various types of derivatives, including structured products, swaps, forward contracts, futures contracts and options.

The Trust’s investment objective is non-fundamental, and may be changed without shareholder approval.

During temporary defensive periods or in order to keep the Trust’s cash fully invested during the period when the net proceeds of the offering of Common Shares are being invested, the Trust may deviate from its investment objective and policies. During such periods, the Trust may invest all or a portion of its Managed Assets (as defined herein) in certain short-term investments, including money market funds, high quality, short-term debt securities or hold cash. For a more complete discussion of the Trust’s portfolio composition, see “Investment Objective and Policies.”

“Managed Assets” means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

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Marketplace Lending

Marketplace lending describes a process whereby borrowers (also commonly referred to as “borrower members”) and investors (also commonly referred to as “lender members”) are matched via Platforms to source credit transactions, resulting in the removal of more traditional financial institutions from the process, such as commercial banks and others. Platforms typically use multi-level credit and risk rating models to assess the creditworthiness of borrower members. The business model is primarily driven by the internet and financial technology and the Adviser and Sub-Adviser expect this model to capture market share from the more traditional lending operations of commercial banks and credit card issuers. There has been a recent rise in these Platforms’ sourcing volumes in the United States.

Marketplace lending operates under the premise that there is an opportunity for the online marketplace model to provide personal and small business loans. The Sub-Adviser and Adviser believe that such borrowers are inadequately served by the current banking system. The ability of borrowers to obtain loans through Platforms with interest rates that are lower than those that would otherwise be available to them through traditional credit sources like commercial banks (or to obtain loans that would otherwise be unavailable to them) has contributed to the growth of Platforms. At the same time, Platforms have enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer what the Adviser and Sub-Adviser believe to be attractive risk-adjusted returns. “Risk-adjusted returns” refers to a measure of investment return per unit of risk and provides a framework to compare and evaluate investment opportunities with differing risk/return profiles. The term “risk-adjusted return” does not imply that the Platforms offer lenders low-risk loans or that an investment in the Trust should be considered a low-risk or no-risk investment.

Generally, Platforms permit individual borrowers and lenders to make small, unsecured loans. Platforms often charge fees to their lender members for the services provided, including screening borrower members for their eligibility and credit criteria, managing the supply and demand of the marketplace, and facilitating payments and debt collection. Although, there are currently some near-prime Platforms, consumer Platforms have historically focused on borrowers categorized as prime to super-prime by FICO-based categorization or similar standards. A prospective borrower is assessed by a Platform based on a number of factors, including the borrower’s credit score and credit history. Borrower members generally are required to submit detailed information about themselves, their employment status (in the case of consumer loans), their general finances and the purpose of their loan. Their applications are generally subject to review and credit scoring by the Platforms. Applications may be declined as a result of failing to meet Platform standards on one or more criteria such as, among other things, insufficient credit scores, debt-to-income ratios that are too high, or, in the case of small and medium enterprises (“SMEs”), insufficient operating history. Applications are then further reviewed through their underwriting process, which may include both identification and fraud checks. In the case of consumer loans, most borrowers and/or their employers are contacted individually in order to verify information provided. Typically, after accepting a loan application and classifying each loan into a credit grade and assigning an interest rate level or band, the Platform posts the loan request online for funding on an individual or pooled basis, depending on the Platform. Prospective lending members may then seek to invest in loans via such Platform. As a general matter, Platform Loans are unsecured obligations of the borrowers and are not secured by any collateral, not guaranteed or insured by any third party and not backed by any governmental authority in any way. Such loans are not rated by the nationally recognized statistical rating organizations (“NRSROs”) and could constitute a high-risk and speculative investment. See “Special Risk Considerations – Platform Risk” and “—Risks Relating to Compliance and Regulation of Marketplace Lending Participants in the United States.”

It is expected that once a borrower receives funding and accepts a loan offer, the amortizing loan is activated and principal and interest are paid down on a monthly basis for the specified loan term. The Sub-Adviser expects that investor members should earn the stated interest net of any Platform servicing fees and less any defaulted repayments.

The Trust currently anticipates that its marketplace loan investments will consist substantially of whole loans sourced predominantly from lending Platforms based in the United States. A small number of marketplace lending platforms source a substantial portion of the marketplace loans in the United States, and such Platforms sourced

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approximately $5.5 billion in loans in 2014. As such, the Trust initially anticipates that a substantial portion of its marketplace loan investments will be sourced from one of these few Platforms. The Sub-Adviser intends to build relationships and intends to enter into agreements with Platforms. However, if there are not sufficient qualified loan requests through any Platform, the Trust may be unable to deploy its capital in a timely or efficient manner.

In the United States, a Platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, Platforms are generally subject to various securities, lending, licensing and consumer protection laws at the local, state and federal level.

Operators of Platforms that have entered into arrangements with funding banks may seek to avoid state usury law limitations by relying on a federal law preemption that allows banks to “export” their home state interest rates instead of being subject to state usury laws in the state where the borrower is located. Under these arrangements the funding bank, and not the operator of the Platform, is deemed to be the “true lender.” However, a recent decision by the U.S. Second Circuit Court of Appeals has cast uncertainty on this model. See “Special Risk Considerations – Risks Relating to Compliance and Regulation of Marketplace Lending Participants in the United States – The loan industry in the United States is highly regulated.”

Listing

The Trust anticipates that its Common Shares will be listed on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “[·]”.

Leverage

The Trust is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks and/or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Following the completion of the Trust’s initial public offering of Common Shares, and subject to prevailing market conditions, the Trust initially expects to enter into a credit facility with [ ] to add financial leverage to its portfolio representing up to approximately 33⅓% of the Trust’s Managed Assets (including the assets subject to, and obtained with the proceeds of, the leveraging activity). In addition, the Trust may engage in investment management techniques other than those noted above that may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, when-issued, delayed delivery or forward commitment transactions and other derivative instruments. In the future, the Trust may use forms of leverage other than and/or in addition to a credit facility.

The Trust may incur leverage to the extent permitted by the 1940 Act. As a result, the Trust will limit (i) leverage from debt securities to 33⅓% of its Managed Assets, including the proceeds of such borrowings, at the time such borrowings are calculated and (ii) the total aggregate liquidation value and outstanding principal amount of any preferred stock and debt securities to 50% or less of the amount of the Trust’s total assets (including the proceeds of debt securities and preferred stock) less liabilities and indebtedness not represented by the Trust’s debt securities and preferred stock, each in accordance with the requirements of the 1940 Act. The Trust has no present intention to issue preferred stock.

The Trust may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time; however, in no event will the Trust’s overall use of leverage exceed 50% of the Trust’s Managed Assets. In addition, the Trust may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses leverage. The use of leverage is subject to risks and will cause the Trust’s net asset value (“NAV”) to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near

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historically low levels, will cause the Trust’s NAV to decline more than if the Trust had not used leverage. A reduction in the Trust’s NAV may cause a reduction in the market price of its Common Shares. The use of leverage also may cause greater volatility in the level of the Trust’s NAV, market price and distributions on the Common Shares.

The Trust pays the Adviser a management fee based on a percentage of Managed Assets. Managed Assets include the proceeds realized from the Trust’s use of leverage as set forth in the Trust’s investment management agreement. The Sub-Adviser will base its decision whether and how much to leverage the Trust based solely on its assessment of whether such use of leverage will advance the Trust’s investment objective. The Sub-Adviser will be responsible for using leverage to achieve the Trust’s investment objective. However, the fact that a decision to increase the Trust’s leverage will have the effect of increasing Managed Assets and therefore the Adviser’s and Sub-Adviser’s management fee means that the Sub-Adviser has an incentive to increase the Trust’s use of leverage. The Sub-Adviser will seek to manage that incentive by only increasing the Trust’s use of leverage when it determines that such increase is consistent with the Trust’s investment objective, and by periodically reviewing the Trust’s performance and use of leverage with the Board of Trustees (the “Board”) of the Trust.

There can be no assurance that the Trust’s leverage strategy will be successful or that the Trust will be able to use leverage at all. Recent developments in the credit markets may adversely affect the ability of the Trust to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns, and potentially distributions, to the holders of the Common Shares (“Common Shareholders”).

For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any such borrowings by the Trust would be subject to the limitations of the 1940 Act, including the prohibition on the Trust issuing more than one class of senior securities, and asset coverage requirements. There is no assurance that the Trust’s leverage strategy will be successful. For a further discussion of the special risks the use of leverage creates for Common Shareholders, see “Risks—Leverage Risk.”

Adviser and Sub-Adviser

The Adviser serves as the investment adviser to the Trust pursuant to the Investment Advisory and Administrative Services Agreement with the Trust (the “Management Agreement”). As of [·], 2015, the Adviser managed approximately $[·] billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Pursuant to the Management Agreement, the Adviser is responsible for, among other things, furnishing a continual investment program for the Trust in accordance with the investment objective and policies described in this Prospectus, coordinating and monitoring the investment activities of the Sub-Adviser, and managing the Trust’s business affairs, each subject to the general supervision and direction of the Board of Trustees of the Trust.

Pursuant to the Management Agreement, the Trust pays the Adviser a fee for the services it provides payable on a [quarterly] basis at the annual rate of [·]% of the Trust’s average Managed Assets (as defined below). From time to time, the Adviser may waive all or a portion of its fees.

The initial term of the Management Agreement is two years, and it may be re-approved annually thereafter by the Board of Trustees or the Trust’s shareholders. The Board of Trustees, the Trust’s shareholders, and the Adviser may each terminate the Management Agreement upon sixty (60) days’ prior written notice.

The Sub-Adviser serves the Trust’s investment sub-adviser pursuant to an investment sub-advisory agreement among [the Trust], the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser has been a registered investment adviser since 2010. It serves as an investment adviser to pooled investment vehicles, institutional investors and individuals and, as of [·], 2015 managed approximately $[·] billion in assets. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board, is responsible for the management of the Trust’s investment portfolio.

Under the Sub-Advisory Agreement, for the services it provides to the Trust, the Sub-Adviser receives a portion of the fee paid to the Adviser by the Trust. The Sub-Adviser’s fee is payable on a [monthly] basis at the annual rate of

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[—]% of the Trust’s average Managed Assets. The Trust is not responsible for paying the sub-advisory fee to the Sub-Adviser.

The initial term of the Sub-Advisory Agreement is two years and it may be re-approved annually thereafter by the Board of Trustees or the Trust’s shareholders. [The Board of Trustees, the Trust’s shareholders, and the Adviser may terminate the Sub-Advisory Agreement immediately upon notice to the Sub-Adviser, and the Sub-Adviser may terminate the Sub-Advisory Agreement upon sixty (60) days’ prior written notice to the Trust and the Adviser.] See “Management of the Trust.”

Administrator, Custodian and Transfer Agent

VEAC serves as the Trust’s administrator. VEAC is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Management Agreement. [ ] is the custodian of the Trust and [ ] is the transfer agent to the Trust.

Dividend Reinvestment Plan

The Trust has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Trust if the Common Shares are trading at or above their NAV. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

Distributions

The Trust intends to declare and pay distributions of all or a portion of its net investment income on a quarterly basis and to distribute annually any realized capital gains. The Trust’s initial distribution is expected to be declared approximately 60 to 90 days after the completion of this offering and paid approximately 90 to 120 days after the completion of the offering, depending on market conditions. The initial distribution may be substantially lower than those the Trust anticipates making once the Trust has fully invested the proceeds of the offering in accordance with its investment objective.

Various factors will affect the level of the Trust’s income, including the asset mix, the average maturity of the Trust’s portfolio, the amount of leverage utilized by the Trust and the Trust’s use of hedging. [To permit the Trust to maintain a more stable [quarterly] distribution, the Trust may, from time to time, distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions.] As a result, the distributions paid by the Trust for any particular [quarterly] period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust’s NAV (and indirectly benefit the Adviser and the Sub-Adviser by increasing their fees) and, correspondingly, distributions from the Trust’s income will reduce the Trust’s NAV. See “Distributions.”

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and outflows that can complicate their portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, and to utilize leverage. See “Description of Capital Structure.”

Special Risk Considerations

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Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Common Shares.

Loans and Platform-Specific Risks

Loans may carry risk and are speculative investments

Loans are risky and speculative investments. The loans are obligations of the borrower and depend entirely for payment on receipt of payments by a borrower. If a borrower fails to make any payments, the amount of interest payments received by the Trust will be reduced. Many loans will be unsecured personal loans. However, the Trust may invest in business loans, including secured loans. If borrowers do not make timely payments of the interest due on their loans, the yield on the Trust’s Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the Trust’s NAV will decrease. Uncertainty and negative trends in general economic conditions in the United States and abroad, including significant tightening of credit markets, historically have created a difficult environment for companies in the lending industry. Many factors may have a detrimental impact on the Platforms’ operating performance. These factors include general economic conditions, unemployment levels, energy costs and interest rates, as well as events such as natural disasters, acts of war, terrorism and catastrophes.

Risks related to loans include:

Prepayment Risk

Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty. In the event of a prepayment of the entire remaining unpaid principal amount of a borrower loan invested in by the Trust, the Trust will receive such prepayment but further interest will not accrue on such loan after the date of the prepayment. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on the prepaid portion, and the Trust will not receive all of the interest payments that it expected to receive.

When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Trust will generally be at lower rates of return than the return on the assets that were prepaid, which may result in a decline in the Trust’s income and distributions to Common Shareholders. Prepayment reduces the yield to maturity and the average life of the security.

Interest Rate Risk

Interest rate risk is the risk that investments, will decline in value because of changes in market interest rates. When interest rates rise the market value of debt securities generally will fall, and when interest rates fall the market value of such securities generally rise. The Trust’s investment in such securities means that the NAV and market price of the Common Shares may decline if market interest rates rise. This risk may be particularly acute because market interest rates are currently at historically low levels. During periods of declining interest rates, an issuer of debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Trust’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. Interest rates have recently been at or near historic lows. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Trust’s investments in common shares or other equity securities may also be influenced by changes in interest rates.

Investments in variable rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example,

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the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable rate instruments will not generally increase in value if interest rates decline. Synthetic variable rate debt instruments include the additional risk that the derivatives transactions used to convert a fixed interest rate into a variable interest rate may not work as effectively as intended, such that the Trust is worse off than if it had invested directly in variable rate debt instruments. Inverse variable rate debt securities may also exhibit greater price volatility than a fixed-rate debt obligation with similar credit quality. To the extent the Trust holds variable rate instruments, a decrease (or, in the case of inverse variable rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Common Shares.

Default Risk

Loans have substantial vulnerability to default in payment of interest and/or repayment of principal. Certain of the loans in which the Trust may invest have large uncertainties or major risk exposures to adverse conditions, and should be considered to be predominantly speculative. Loan default rates may be significantly affected by economic downturns or general economic conditions beyond the Trust’s control. In particular, default rates on loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, currency values, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. The significant downturn in the global economy that occurred in the past several years caused default rates on consumer loans to increase, and a continuation of the downturn may result in continued high or increased loan default rates.

The default history for loans sourced via Platforms is limited and actual defaults may be greater than indicated by historical data and the timing of defaults may vary significantly from historical observations. The Platforms make payments ratably on an investor’s investment only if they receive the borrower’s payments on the corresponding loan. If the Platforms do not receive payments on the corresponding loan related to an investment, the investor will not be entitled to any payments under the terms of the investment. Further, investors may have to pay a Platform an additional servicing fee of any amount recovered by the Platform’s third-party collection agencies assigned to collect on the loan. An investor may become dissatisfied with the Platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such Platform’s reputation may suffer and the Platform may lose investor confidence, which could adversely affect investor participation on the Platform’s marketplace.

Credit Risk

Credit risk is the risk that an issuer of, for example, a debt security or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Trust’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a debt security, a preferred stock or a derivatives contract may be insufficient to pay dividends, interest, principal or other required payments in a timely manner. Because a significant primary source of cash available for income distributions by the Trust is the dividend, interest, principal and other payments on loans in which it invests, any default by a borrower could have a negative effect on the Trust’s ability to pay dividends on Common Shares and/or cause a decline in the value of Trust assets. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Trust has sold credit protection.

Competition and Risks of Locating Suitable Investments; Ramp-Up Period

The success of the Trust will be dependent upon the Sub-Adviser’s ability to identify and be able to make suitable investments. The business in which the Trust will operate, however, is highly competitive, rapidly changing and involves a high degree of risk. The Trust will be competing with a number of other sources of capital having investment objective similar to those of the Trust. Some of the Trust’s competitors may have higher risk tolerance or different risk assessments, which could allow them to consider a wider variety of investments to be suitable loans. These characteristics could allow the Trust’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Trust may lose investment

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opportunities if it does not match its competitors’ pricing and terms. If the Trust is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Trust’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Trust’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act and other regulations imposes on it as a closed-end fund. Furthermore, there is a risk that the Trust will not be able to deploy its capital or re-invested capital in a timely or efficient matter given the increased demand for suitable loans. The rate of deployment of such capital would be contingent on the availability of suitable inventory at that time. The Trust may be unable to find a sufficient number of attractive loans to meet its investment objective.

The Trust depends on the Platforms’ ability to attract and identify sufficient borrower members and investors to meet investor demand. If there are not sufficient qualified loan requests, the Trust may be unable to deploy its capital in a timely or efficient manner. Pending deployment of the net proceeds of the offering, the Trust intends to invest cash held in cash deposits, cash equivalents and fixed income instruments for cash management purposes. Interim cash management is likely to yield lower returns than the expected returns from investments.

While the Trust expects it will be able to invest substantially all of the net proceeds of the offering in securities that meet the Trust’s investment objective and policies within six months after the completion of the offering, there are no assurances that there will be sufficient suitable loans in which to invest the Trust’s proceeds within this time frame. Moreover, there can be no assurance as to how long it will take for the Trust to invest any or all of the net proceeds of the offering, if at all, and the longer the period the greater the likelihood that the Trust’s performance will be materially adversely affected.

The Trust may face increasing competition for access to loans as the marketplace lending industry continues to evolve. The Trust may face competition from other institutional lenders such as fund vehicles and commercial banks that are substantially larger and have considerably greater financial, technical and marketing resources than the Trust. In fact, there are a number of private funds, commercial banks and managed accounts which have already deployed capital in the marketplace lending space. Other institutional sources of capital may enter the marketplace lending market. These potential competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than the Sub-Adviser and/or the Trust. There can be no assurance that the competitive pressures the Trust faces will not erode the Trust’s ability to deploy capital and thus impact the financial condition and results of the Trust.

The Sub-Adviser intends to build relationships and intends to enter into agreements with Platforms. However, if there are not sufficient qualified loan requests through any Platform, the Trust may be unable to deploy its capital in a timely or efficient manner. In such event, the Trust may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policy that are generally expected to offer lower returns than the Trust’s target returns from investments in loans.

In the event that the number of Platforms through which the Trust invests were to be limited in number, whether due to termination of existing agreements or failure to secure agreements or other terms with other Platforms, the Trust may be subject to certain risks associated with the concentration of its portfolio. A smaller universe of Platforms through which to invest in loans increases the risks associated with those Platforms changing their arrangements with respect to, inter alia, their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in such a way as to make them unsuitable for investment by the Trust. In addition, a Platform may become involved in a lawsuit, which adversely impact that Platform’s performance and, in turn, the Trust’s portfolio’s performance.

Platform Risk

Marketplace lending is a new lending method and the Platforms themselves have limited operating histories. The interest rates on loans are generally fixed by the Platforms on the basis of an analysis of the borrower’s credit. The analysis is done through credit decisions and scoring models that may prove to be inaccurate, be based on false, misleading or inaccurate information, be subject to programming or other errors and/or be ineffective entirely. Further, the Trust’s Sub-Adviser will not be able to perform any independent follow-up verification on the borrower.

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As a general matter, borrowers assessed as having a higher risk of default are assigned higher rates. The Trust’s investment in any loan is not protected by any government guarantee.

The Platforms are for-profit businesses; they generate revenue by collecting a one-time fee on funded loans from borrowers and by assessing a loan servicing fee to investors such as the Trust (either a fixed amount annually or a percentage of the loan amount). Bankruptcy of the Platform that facilitated the loan may also put the Trust’s investment at risk.

The Platforms have a limited operating history at their current scale, and they have encountered and will continue to encounter risks, uncertainties, expenses and difficulties, including: navigating complex and evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their platform; effectively using limited personnel and technology resources; effectively maintaining and scaling their financial and risk management controls and procedures; maintaining the security of the Platform and the confidentiality of the information provided and utilized across the Platform; and attracting, integrating and retaining an appropriate number of qualified employees. If Platforms are not able to timely and effectively address these requirements, the Platforms’ business and results of operations may be harmed, which may reduce the possible available investments for the Trust.

The Platforms depend on debt facilities and other forms of debt in order to finance most of the loans they make to their customers. However, these financing sources may not continue to be available beyond the current maturity date of each debt facility, on reasonable terms or at all. As the volume of loans that a Platform makes to customers increases, it may require the expansion of its borrowing capacity on its existing debt facilities and other debt arrangements or the addition of new sources of capital. The availability of these financing sources depends on many factors, some of which are outside of the Platform’s control. The Platforms may also experience the occurrence of events of default or breaches of financial or performance covenants under their debt agreements, which could reduce or terminate their access to institutional funding. A Platform may not have adequate funding capacity in the event that an unforeseen number of customers to whom the Platform has extended a line of credit decide to draw their lines at the same time.

Security breaches of customers’ confidential information that the Platforms store may harm a Platform’s reputation and expose it to liability. The collection, processing, storage, use and disclosure of personal data could give rise to liabilities as a result of governmental regulation, conflicting legal requirements or differing views of personal privacy rights. A Platform’s ability to collect payment on loans and maintain accurate accounts may be adversely affected by computer viruses, physical or electronic break-ins, technical errors and similar disruptions. A Platform and its internal systems rely on software that is highly technical, and if it contains undetected errors, the Platform’s business could be adversely affected. A Platform may rely on data centers to deliver its services. Any disruption of service at these data centers could interrupt or delay a Platform’s ability to deliver its service to its customers. The Platforms’ business is subject to the risks of earthquakes, fire, power outages, floods and other catastrophic events, and to interruption by man-made problems such as strikes and terrorism. Demand for the Platforms’ loans may decline if they do not continue to innovate or respond to evolving technological changes. A Platform may evaluate, and potentially consummate, acquisitions, which could require significant management attention, disrupt the Platform’s business, and adversely affect its financial results. Because some investors may come to a Platform’s website via hyperlinks from websites of referral partners, it is possible that an unsatisfied investor could make a claim against such Platform based on the content of these third-party websites that could result in claims that are costly to defend and distracting to management. A Platform may be sued by third parties for alleged infringement of their proprietary rights, which could harm such Platform’s business. It may be difficult and costly to protect the Platforms’ intellectual property rights, and a Platform may not be able to ensure its protection. Some aspects of a Platform may include open source software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect a Platform’s business.

Potential Inaccuracy of Information Supplied by Prospective Borrowers

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Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation, and employment status that is included in borrower listings on the Platforms. As a general matter, the Platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the Platforms, including their intentions for the use of borrower loan proceeds. As a general matter, the Platforms do not verify any statements by prospective borrowers as to how loan proceeds are to be used nor confirms after loan funding how loan proceeds were used. To the extent false, misleading or incomplete information was supplied, it could adversely affect the Trust’s income and distributions to Common Shareholders.

Risks Associated with the Platforms’ Credit Scoring Models

A prospective borrower is assessed by a Platform based on a number of factors, including the borrower’s credit score and credit history. Credit scores are produced by third-party credit reporting agencies based on a borrower’s credit profile, including credit balances, available credit, timeliness of payments, average payments, delinquencies and account duration. This data is furnished to the credit reporting agencies by the creditors. A credit score or loan grade assigned to a borrower member by a Platform may not reflect that borrower’s actual creditworthiness because the credit score may be based on outdated, incomplete or inaccurate reporting data.

The Platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors, prove to be ineffective or the data provided by borrowers or third parties may be incorrect or stale. If any of this occurs, loan pricing and approval processes could be negatively affected, resulting in mispriced or misclassified loans, which could ultimately have a negative impact on the Trust’s income and distributions to Common Shareholders.

Additionally, it is possible that, following the date of any credit information received, a borrower member may have become delinquent in the payment of an outstanding obligation, defaulted on a pre-existing debt obligation, taken on additional debt or sustained other adverse financial or life events. If this information becomes unavailable or becomes more expensive to access, it could increase the Platforms’ costs as they seek alternative sources of information.

The Trust will be reliant on the borrower credit information provided to it by the Platforms which may be out of date, incomplete or inaccurate. In addition, for consumer loans, the Sub-Adviser will not have access to consolidated financial statements or other financial information about the borrowers and the information supplied by borrowers may be inaccurate or intentionally false. Unlike traditional lending, the Sub-Adviser will not be able to perform any independent follow-up verification with respect to a borrower member, as the borrower member’s name, address and other contact details remain confidential.

Because of these factors, the Sub-Adviser may make investment decisions based on outdated, inaccurate or incomplete information.

Limited Secondary Market and Liquidity

Marketplace loans generally have a maturity between one to five years. Investors acquiring marketplace loans directly through Platforms and hoping to recoup their entire principal must generally hold their loans through maturity. There is also currently no active secondary trading market for Platform Loans in which the Trust will invest, and there can be no assurance that such a market will develop in the future. Trade receivables and trade finance loans typically have short durations and the Trust may purchase these assets. There is currently very limited liquidity in the secondary trading of these investments. Marketplace loans are not at present listed on any national or international securities exchange. Until an active secondary market develops, the Trust will primarily adhere to a “lend and hold” strategy and will not necessarily be able to access significant liquidity. In the event of adverse economic conditions in which it would be preferable for the Trust to sell certain of its loans, the Trust may not be able to sell a sufficient proportion of its portfolio as a result of liquidity constraints. In such circumstances, the overall returns to the Trust from its investments may be adversely affected. In addition, the limited liquidity may cause a Platform’s other investors and potential investors to consider these investments to be less appealing and demand for these investments may decrease, which may adversely affect the Platforms’ business. Moreover, certain marketplace loans are subject to certain additional significant restrictions on transferability.

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Loans are Generally not Secured by any Collateral or Guaranteed or Insured by any Third Party

The ability of the Trust to earn revenue is completely dependent upon payments being made by the borrower of the loan in which the Trust invests through a Platform. The Trust (as a lender member) will receive payments under any loans it acquires through a Platform only if the corresponding borrower through that Platform (borrower member) makes payments on the loan.

As a general matter, Platform Loans are unsecured obligations of the borrowers. Thus, as a general matter, they are not secured by any collateral, not guaranteed or insured by any third party and not backed by any governmental authority in any way. The Platforms and their designated third party collection agencies may be limited in their ability to collect on loans. The Trust must typically rely on the collection efforts of the Platforms and their designated collection agencies and does not generally expect to have any direct recourse against borrower members, will not be able to obtain the identity of the borrower members in order to contact a borrower about a loan and will otherwise have no ability to pursue borrower members to collect payment under loans.

In addition, in the case of five year loans on certain Platforms located in the United States, after the final maturity date, the Platform may have no obligation to make any late payments to their lender members. The Platform will retain from the funds received from the relevant borrower and otherwise available for payment to the Trust any insufficient payment fees and the amounts of any attorney’s fees or collection fees it, a third party service provider or collection agency imposes in connection with such collection efforts.

The investment return on the loans depends on borrowers fulfilling their payment obligations in a timely and complete manner. Borrowers may not view marketplace lending obligations sourced on the Platform as having the same significance as other credit obligations arising under more traditional circumstances, such as loans from banks or other commercial financial institutions. If a borrower neglects his or her payment obligations on a loan or chooses not to repay his or her loan entirely, the Trust may not be able to recover any portion of its investment in such loan. As a result, the Trust’s NAV will decrease.

All loans are credit obligations of individual borrowers and the terms of the borrower members’ loans may not restrict the borrowers from incurring additional debt. If a borrower member incurs additional debt after obtaining a loan through a Platform, that additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance could ultimately impair the ability of that borrower to make payments on its loan and the Trust’s ability to receive the principal and interest payments that it expects to receive on those loans. To the extent borrower members incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loan or it may impair the Platform’s ability to collect on the loan if it goes unpaid. Since consumer loans are unsecured, borrower members may choose to repay obligations under other indebtedness before repaying loans facilitated through a Platform because the borrowers have no collateral at risk. The Trust will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured.

Where a borrower member is an individual, if such a borrower with outstanding obligations under a loan dies while the loan is outstanding, the borrower’s estate may not contain sufficient assets to repay the loan or the executor of the borrower’s estate may prioritize repayment of other creditors. Numerous other events could impact a borrower’s ability or willingness to repay a loan acquired by the Trust, including divorce or sudden significant expenses, such as uninsured healthcare costs.

Identity fraud may occur and adversely affect the Trust’s ability to receive the principal and interest payments that it expects to receive on loans. A Platform may have the exclusive right and ability to investigate claims of identity theft and this creates a conflict of interest between the Trust and such Platform. If a Platform determines that verifiable identity theft has occurred, that Platform may be required to repurchase the loan or indemnify the Trust and in the alternative, if the Platform denies a claim under any identify theft guarantee, the Platform would be saved from its repurchase or indemnification obligations.

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The Trust will not be protected from any losses it may incur from its investments in any loans resulting from borrower default by any insurance-type product operated by any of the Platforms through which it may invest.

Borrowers May Seek the Protection of Debtor Relief under Federal Bankruptcy or State Insolvency Laws, Which May Result in the Nonpayment of the Trust’s Loans

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on the loan on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a loan after a bankruptcy status is declared depends on the borrower’s particular financial situation. In most cases, however, unsecured creditors, such as the Trust, receive nothing, or only a fraction of their outstanding debt.

Risks Relating to Compliance and Regulation of Marketplace Lending Participants in the United States

The loan industry in the United States is highly regulated

The loan industry in the United States is highly regulated. The loans made through the Platforms domiciled in the United States (referred to herein as “U.S. Platforms”) are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. These authorities also may impose obligations and restrictions on the Platforms’ activities. In particular, these rules require extensive disclosure to, and consents from, prospective borrowers and borrowers, prohibit discrimination and may impose multiple qualification and licensing obligations on Platform activities. In addition, one or more U.S. regulatory authorities may assert that the Trust, as a lender member of the U.S. Platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Trust were required to comply with additional laws or regulations, this would likely result in increased costs for the Trust and may have an adverse effect on its results or operations or its ability to invest in loans through the U.S. Platforms. The Platforms’ failure to comply with the requirements of applicable U.S. rules and regulations may result in, among other things, the Platform (or its lender member) being required to register with governmental authorities and/or requisite licenses being revoked, or loan contracts being voided, indemnification liability to contract counterparties, class action lawsuits, administrative enforcement actions and/or civil and criminal liability. Determining the applicability of and effecting compliance with such requirements is at times complicated by the Platforms’ novel business model. Moreover, these requirements are subject to periodic changes. Any such change necessitating new significant compliance obligations could have an adverse effect on the Platforms’ compliance costs and ability to operate. The Platforms would likely seek to pass through any increase in the Platforms’ costs to the lender members such as the Trust.

The Consumer Financial Protection Bureau (“CFPB”), which commenced operations in July 2011, has broad authority over the businesses in which the Platforms engage. This includes authority to write regulations under federal consumer financial protection laws, such as the Truth in Lending Act and the Equal Credit Opportunity Act, and to enforce those laws against and examine large financial institutions, such as the Platforms’ issuing banks, for compliance. The CFPB is authorized to prevent “unfair, deceptive or abusive acts or practices” through its regulatory, supervisory and enforcement authority. To assist in its enforcement, the CFPB maintains an online complaint system that allows consumers to log complaints with respect to various consumer finance products, including the loan products we facilitate. This system could inform future CFPB decisions with respect to its regulatory, enforcement or examination focus. The Platforms are subject to the CFPB’s jurisdiction, including its enforcement authority, as a servicer and acquirer of consumer credit. The CFPB may request reports concerning the Platforms’ organization, business conduct, markets and activities. The CFPB may also conduct on-site examinations of the Platforms’ business on a periodic basis if the CFPB were to determine, through its complaint system, that the Platforms were engaging in activities that pose risks to consumers. There continues to be uncertainty as to how the CFPB’s strategies and priorities, including in both its examination and enforcement processes, will impact the Platforms’ businesses and their results of operations going forward. Actions by the CFPB could result in requirements to alter or cease offering affected loan products and services, making them less attractive and restricting the Platforms’ ability to offer them. Actions by the CFPB or other regulators against the Platforms, their issuing banks or their competitors that discourage the use of the marketplace model or suggest to consumers the desirability of other loan products or services could result in reputational harm and a loss of borrowers or investors. The Platforms’ compliance costs and litigation exposure could increase materially if the CFPB or other regulators

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enact new regulations, change regulations that were previously adopted, modify, through supervision or enforcement, past regulatory guidance, or interpret existing regulations in a manner different or stricter than have been previously interpreted.

Different Platforms adhere to different business models, resulting in uncertainty as to the regulatory environment applicable to the Trust. For example, one Platform may operate from a particular state to make loans to small- and mid-sized companies across the United States. The Platform must comply with that state’s licensing requirements and possible usury limitations. However, other states could seek to regulate the Platform (or the Trust as a lender under the platform) on the basis that loans were made to companies located in such other state. In that case, loans made in that other state could be subject to the maximum interest rate limits (usury laws), if any, of such jurisdiction, which in turn could limit revenues for the Trust. Moreover, it could further subject the Platform (or the Trust) to such state’s licensing requirements.

Another Platform may follow a different model in which all loans sourced by the Platform are made through a bank. The bank may work jointly with the Platform to act as the issuer, i.e., the “true lender,” of the Platform’s loans. However, if challenged, courts may instead decide that the Platform (or the Trust as a lender under the Platform) is the true lender of the loans. Courts have recently applied differing interpretations when determining which party is the true lender. The resulting uncertainty may increase the possibility of claims brought against the Platforms by borrowers seeking to void their loans or subject the Platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the Platform (or the Trust) is deemed to be the true lender in any jurisdiction instead of the issuing bank (whether determined by a regulatory agency at the state or federal level or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits (usury laws) of such jurisdiction and existing loans may be unenforceable, and the Platform (and/or the Trust) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such Platforms to terminate their business. In such circumstances, there is likely to be a material adverse effect on the Sub-Adviser’s ability to continue to invest in certain or all marketplace loans and the Trust’s ability to pursue its investment objective and generate anticipated returns.

Marketplace lending industry participants, including Platforms and the Trust, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Moreover, marketplace loans generally are written using standardized documentation. Thus, many borrowers may be similarly situated in so far as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the platforms and other related entities.

The interest rates that the Platforms charge to borrowers are based upon the ability under federal law of the issuing banks that originates the loan to export the interest rates of its jurisdiction of formation or incorporation to provide uniform rates to all borrowers in all states that have not opted out. Certain primary issuing banks for some of the Platforms export the interest rates of Utah, they state in which they are incorporated, which allows parties to generally agree by contract to any interest rate. The current annual percentage rates offered by these banks through the Platforms for personal loans range from approximately 6% to 29%. Certain states, including Utah, have no statutory interest rate limitations on personal loans, while other jurisdictions have a maximum rate that is less than the current maximum rate offered by these banks through the Platforms. If a borrower were to successfully bring claims against one of the Platforms for state usury law violations or other similar violations, and the rate on that borrower’s personal loan was greater than that allowed under applicable state law, the Platforms could be subject to, among other things, fines and penalties, which would negatively affect the Trust. If the Platforms’ ability to export the interest rates, and related terms and conditions, permitted under a particular state’s law to borrowers in other states is determined to violate applicable lending laws, a Platform could be subject to the interest rate restrictions, and related terms and conditions, of the lending laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could significantly and adversely impact the Platforms’ operations and ability to operate, and they may be forced to end or significantly change their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Trust.

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Even in the absence of regulations, plaintiffs may successfully challenge the funding bank or other lending models. Recent case law has cast doubt on the viability of the model in which many Platforms operate and in particular their ability to charge the same rate as a funding bank after a loan has been sold to the Platform. The U.S. Court of Appeals for the Second Circuit (“Second Circuit”) recently issued a significant decision that interpreted the scope of federal preemption under the National Bank Act (the “NBA”) and held that a non-bank assignee of loans sourced by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although the decision is binding only in Connecticut, New York and Vermont, it may significantly affect non-bank assignees of loans, including the loan origination practices of certain marketplace lenders. Possible consequences of the decision include: (i) circumstances where non-bank assignees/purchasers of bank loans may face uncertainty regarding their ability to rely upon federal preemption of state usury laws; and (ii) circumstances where a number of marketplace lending platforms purchase loans from state-chartered banks promptly after origination and rely upon federal preemption to exempt the loans from state usury caps, and where the Second Circuit decision, although directly ruling on purchasers of national bank loans, could be applied to those purchases by courts considering the scope of federal preemption under the Depository Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks). The Second Circuit’s decision appears to be contrary to other federal circuit court decisions and inconsistent with long-standing commercial practice, and it could be challenged and reconsidered. Therefore the impact of the Second Circuit’s decision is uncertain.

Additionally, in July 2015, the U.S. Treasury Department issued an informational request about the benefits and risks associated with new online lending platforms. The information requested asked for responses on various topics, including how marketplace lenders manage the risk of fraud and hacker attacks, how they protect consumers against scams or default, how much investors in the loans rely on borrowed money, and whether the lenders should have to put up their own capital to back loans they originate or underwrite. The information request is in the information-collecting stage and no interpretive guidance has currently been released. The Trust cannot predict what form any such rulemaking or interpretive guidance may take. In addition, the Trust cannot provide any assurance that the outcome of the information request will not require additional regulatory changes to Platforms that may adversely affect the Platforms’ and, consequently, the Trust’s businesses. If a change in the laws or the interpretations of current laws were to occur, the Platforms could be required to either change the manner in which it conducts its operations or halt business operations all together, which would have a material adverse effect on the Trust and its ability to pursue its investment objective and investment strategy.

Systems and Operational and Cybersecurity Risks

The Trust depends on the development and implementation of appropriate systems for the Trust’s activities. The Trust relies heavily on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain loans, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Trust’s activities. The Sub-Adviser may not be in a position to verify the risks or reliability of such third-party systems. In addition, the Trust relies on information systems to store sensitive information about the Trust, the Adviser, their affiliates and the shareholders. Any failure of the IT systems developed and maintained by the Sub-Adviser or Adviser could have a material adverse effect on the ability of the Trust to acquire and realize investments and therefore negatively impact the Trust’s performance.

The Sub-Adviser will be reliant upon attaining data feeds directly from the Platforms via an API connection. Any delays or failures could impact operational controls and the valuation of the portfolio. While the Sub-Adviser has in place systems to continually monitor the performance of these IT systems, there can be no guarantee that issues will not arise that may require attention from a specific Platform. Any such issues may result in processing delays. To seek to mitigate this risk the Sub-Adviser will seek to put in place, with each Platform through which the Trust intends to invest, a defined process and communication standard to support the exchange of data.

Technology complications associated with lost or broken data fields as a result of Platform-level changes to API protocols may impact the Trust’s ability to receive and process the data received from the Platforms.

To effectuate the Trust’s investment objective, the Sub-Adviser’s activities will be dependent upon systems operated by third parties, including without limitation the Platforms, [the Sub-Adviser,] banks, market counterparties and

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other service providers, and the Sub-Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Sub-Adviser, Platforms, banks, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for.

In addition, despite the security measures established by the Sub-Adviser and other third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in a Platform’s, the Sub-Adviser’s and/or the Trust’s operations or breach of such Platform’s, the Sub-Adviser’s and/or the Trust’s information systems may cause the Trust to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage.

The highly automated nature of a Platform may make it an attractive target and potentially vulnerable to cyber attacks, computer viruses, physical or electronic break-ins and similar disruptions. If a hacker were able to infiltrate a Platform, the Trust may experience losses on, or delays in the recoupment of amounts owed on, a fraudulently induced purchase of a loan. If a Platform is unable to prevent such activity, the value in the loans and such Platform’s ability to fulfill its servicing obligations and to maintain the Platform would be adversely affected. Because techniques used to sabotage or obtain unauthorized access to systems change frequently and generally are not recognized until they are launched against a target, the Platforms may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, federal regulators and many federal and state laws and regulations require companies to notify individuals of data security breaches involving their personal data. If security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in software are exposed and exploited, relationships with borrowers and investors could be severely damaged. All of these potential risks may cause a decrease in the amount of loans acquired by the Platforms, which may directly affect the Trust and its ability to achieve its investment objective. The potential for security breaches may also adversely affect the Trust due to its reputational impact on the Platforms and wider effect on the peer-to-peer lending industry as a whole.

Any of the foregoing failures or disruptions could have a material adverse effect on the Trust and the shareholders’ investments therein.

General Risks

No Operating History

The Trust is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. Shares of closed-end investment companies frequently trade at a discount from their NAV. The Trust does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Trust and its performance. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the offering.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Trust. The value of these securities and financial assets may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions. Further, the value of securities held by the Trust may decline in value due to factors affecting securities markets generally the bond market, status of the borrower or particular industries.

The success of the Trust’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Trust’s investments), rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency, emerging market volatility and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations).

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In particular, economic and financial market conditions began to significantly deteriorate approximately five years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the long-term effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. The Trust’s investment strategies and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although certain financial markets have shown some recent signs of improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Trust.

There can be no assurance that conditions in the global financial markets will not worsen and/or adversely affect one or more of the Trust’s investments, its access to capital for leverage or the Trust’s overall performance. The Trust’s investment strategy relies in part on the continuation of certain trends and conditions observed in the market for investments (e.g., the inability of certain companies and individuals to obtain financing solutions from traditional lending sources or otherwise access the capital markets) and the broader financial markets as a whole, and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Trust, the Adviser, the Sub-Adviser and the Platforms will prove correct, and actual events and circumstances may vary significantly.

The Trust may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Trust interacts on a daily basis.

Leverage Risk

The use of leverage creates an opportunity for increased net investment income dividends for Common Shareholders, but also creates risks for Common Shareholders. Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses leverage. As a result, leverage may cause greater changes in the Trust’s NAV. The Trust will also have to pay interest or dividends on its leverage, which may reduce the return on the Common Shares. This interest expense may be greater than the Trust’s return on the underlying investment. The Trust’s leveraging strategy may not be successful.

The Trust initially intends to use a credit facility and/or margin borrowings of up to [·]% of its Managed Assets for investment purposes. The use of a credit facility and/or margin borrowings creates certain additional risks.

For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Trust has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Trust could be subject to a “margin call,” pursuant to which the Trust must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the Trust’s assets, the Trust might not be able to liquidate assets quickly enough to pay off the credit facility and/or margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

If the Trust borrows funds from banks or other financial institutions (i.e., a credit facility and/or margin borrowings), the Trust may be required to prepay its loan or incur a penalty rate of interest upon the occurrence of certain events of default. The Trust would also likely have to indemnify the lenders under a credit facility against liabilities they may incur in connection therewith. In addition, the Trust expects that any credit facility would contain covenants that, among other things, likely would limit the Trust’s ability to pay distributions in certain circumstances, incur

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additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Trust may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price of the securities the Trust is obligated to repurchase and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed.

Subject to market conditions, the Trust may issue preferred shares as a form of financial leverage. Any such preferred shares of the Trust would be senior to the Common Shares, such that holders of preferred shares would have priority over the distribution of the Trust’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Trust, voting separately as a class.

The Trust anticipates that leverage for investment purposes will pay interest or dividends based on shorter-term interest rates that would be periodically reset. So long as the Trust’s portfolio provides a higher rate of return, net of expenses, than the rate paid on leverage as reset periodically, the leverage may cause Common Shareholders to receive a higher current rate of return than if the Trust were not leveraged. If, however, long-term and/or short-term rates rise, the rate paid on leverage could exceed the rate of return on securities held by the Trust, reducing return to Common Shareholders. Recent developments in the credit markets may adversely affect the ability of the Trust to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Common Shareholders. There is no assurance that a leveraging strategy will be successful. See “Risks—Leverage Risk.”

High-Yield Instruments and Unrated Debt Securities Risk

The loans purchased by the Trust are not rated by a nationally recognized statistical rating organization. In evaluating the creditworthiness of borrowers, the Sub-Adviser relies on the ratings ascribed to such borrowers by the relevant Platform or otherwise determined by the Sub-Adviser. The analysis of the creditworthiness of borrowers of loans may be a lot less reliable than for loans originated than through more conventional means. In addition, the Trust may invest in debt securities and instruments that are classified as “higher-yielding” (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by NRSROs or will be unrated. These investments are commonly referred to as “junk” investments. Investments in such securities are subject to greater risk of loss of principal and interest than higher-rated instruments and may be considered to be predominantly speculative with respect to the obligor’s capacity to pay interest and repay principal. Such investments may also be considered to be subject to greater risk than those with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high-yield instruments, the yields and prices of such instruments may fluctuate more than those that are higher-rated. The market for high-yield instruments may be smaller and less active than those that are higher-rated, which may adversely affect the prices at which the Trust’s investments can be sold and result in losses to the Trust, which, in turn, could have a material adverse effect on the performance of the Trust. Such securities and instruments are generally not exchange-traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace.

Equity Securities Risk

The prices of equity securities change in response to many considerations, including the historical and prospective earnings of the issuer, the value of its assets, changes in demand for an issuer’s products or services, increased production costs, overall economic conditions, management decisions, interest rates, currency exchange rates, investor sentiment, and market liquidity. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Trust. In addition, equity securities held by the Trust may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. The Trust’s expected investments in preferred stocks carries its own unique risks.

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Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. In addition, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. The prices of preferred stock also tend to move upwards slower than common stock prices and the preferred stock may be substantially less liquid than common stock or other securities.

Valuation Risk

The Platform Loans are investments for which market quotations are not readily available. Accordingly, the Trust values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of an investment or other asset. The Trust is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. In addition, uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, there can be no assurance that fair value pricing will reflect the values that would have been used if a ready market existed for the investments, and it is possible that the fair value determined for an investment or other asset will be materially different from the prices used by others for the same investment or other asset and/or from the value that actually could be or is realized upon the sale of that investment or other asset. The Trust’s NAV, market price and distributions could be adversely affected if the Trust’s determinations regarding the fair value of the Trust’s investments were materially higher than the values that the Trust ultimately realizes upon the disposal of such investments.

Legal and Regulatory Risk – General

Legal, tax and regulatory changes could occur and may adversely affect the Trust and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The regulation of U.S. and non-U.S. securities and investment funds, such as the Trust, has undergone substantial changes in recent years, and such change may continue. New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Trust. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The cost to comply with such laws and regulations may be significant and would increase operating expenses. The Trust also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Trust and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Trust and the Adviser will continue to be eligible for such exemptions. For example, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Trust pursuant to Regulation 4.5 promulgated by the CFTC. For the Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Trust, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended (“CEA”) (other than positions entered into for hedging purposes) may not exceed five percent of the Trust’s liquidation value or, alternatively, the net notional value of the Trust’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Trust’s liquidation value. In the event the Adviser fails to qualify for the exclusion with respect to the Trust and is required to register as a “commodity pool operator,” it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Trust, which may increase the Trust’s expenses.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) is intended to establish rigorous oversight standards for the U.S. economy and American investors and businesses. The implementation of the Dodd-Frank Act will occur over a period of time and its impact on the Trust and the ability of the Trust to meet

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its investment objective is unknown. The effect of the Dodd-Frank Act or other regulatory changes on the Trust could be substantial and may adversely affect the Trust’s performance. The implementation of the Dodd-Frank Act could also adversely affect the Adviser, Sub-Adviser and the Trust by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s, Sub-Adviser’s and the Trust’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser, Sub-Adviser and the Trust, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser, Sub-Adviser and the Trust may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. The Trust could be adversely affected by the regulation. The effect of any future regulatory change on the Trust could be substantial and adverse.

As internet commerce continues to evolve, increasing regulation by U.S. federal and state governments becomes more likely. Platforms may be negatively affected by the application of existing laws and regulations or the enactment of new laws applicable to online lending. In addition, federal and state governmental or regulatory agencies may decide to impose taxes on services provided over the Internet. These taxes could discourage the use of the Internet as a means of consumer lending, which would adversely affect the viability of the Platforms. As a result, the Trust’s performance would be negatively impacted by the non-viability of any or all of the Platforms in which it has invested in loans.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Trust and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Reinvestment Risk

Income from the Trust’s portfolio will decline if and when the Trust invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income received by the Trust from its investments is likely to have a negative effect on the market price, NAV and/or distributions to the Common Shareholders.

Derivatives Risk

The Trust may invest in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for investment purposes and for hedging purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Derivative transactions, including options on securities and securities indices and other transactions in which the Trust may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Trust to increased risk of principal loss due to unexpected movements in securities prices and interest rates, and imperfect correlations between the Trust’s securities holdings and indices upon which derivatives transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Trust’s performance. The Trust also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Trust

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may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Trust’s performance.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Trust’s use of derivatives, which could have an adverse impact on the Trust. The Adviser and Sub-Adviser cannot predict the effects of these regulations on the Trust’s portfolio.

The Trust’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Trust’s portfolio holdings or other factors. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Trust will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk

The Trust may invest in other registered investment companies, including open- and closed-end funds and ETFs. With respect to closed-end funds and ETFs, the market value of their shares may differ from the NAV of the particular fund. To the extent the Trust invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Trust invests in such investment companies or investment funds, the Trust’s Common Shareholders will bear not only their proportionate share of the expenses of the Trust, but also will indirectly bear similar expenses of the underlying investment companies or investment funds. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the NAV and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than the Sub-Adviser.

Tax Risk

No statutory, judicial or administrative authority directly discusses how the Notes, Certificates and other loans in which the Trust will invest (the “Loans”) should be treated for tax purposes. As a result, the tax treatment of the Trust’s investment in the Loans is uncertain. The tax treatment of the Trust’s investment in the Loans could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Trust and its ability to qualify as a RIC (“RIC”) under Subchapter M of the Code. See “Federal Income Tax Matters.”

Risks Relating to Trust’s RIC Status

The Trust intends to elect to be treated, and intends to qualify and be treated each year, as a RIC under the Code. In order for the Trust to qualify as a RIC in any taxable year, the Trust must meet certain asset diversification tests (the “Diversification Tests”) and at least 90% of its gross income for such year must consist of certain types of qualifying income. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Trust to meet the diversification requirement for qualification as a RIC. Further, although foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement under current law, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Trust’s foreign currency gains as non-qualifying income, thereby jeopardizing the Trust’s status as a RIC for all years to which such regulations are applicable. So long as the Trust qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its income, including net capital gain, distributed to Common Shareholders, provided that, for each

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taxable year, the Trust distributes to its Common Shareholders an amount equal to or exceeding 90% of the sum of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and its net tax-exempt income, if any. The Trust intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. If Congress, the U.S. Treasury Department or the Internal Revenue Service were to take any action that altered the Trust’s current understanding of these requirements, certain types of income representing a significant portion of the Trust’s gross income may not constitute qualifying income or the Trust may not be adequately diversified. In that case, the Trust could be forced to change the manner in which it pursues its investment strategy or, if the Trust were ineligible to or otherwise did not “cure” its failure to meet such requirements, the Trust could cease to qualify for the special U.S. federal income tax treatment accorded RICs. If for any taxable year the Trust did not qualify as a RIC, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Trust to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax at the Common Shareholder level to the extent of the Trust’s current or accumulated earnings and profits. See “Federal Income Tax Matters.”

Market Discount Risk

The Trust is a closed-end management investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. Frequently, shares of closed-end investment companies, such as the Trust, trade at a price below their NAV, commonly referred to as a “discount” The Trust cannot predict whether, or to what extent, its Common Shares will trade at a discount to their NAV. Immediately following this offering, the NAV of the Trust’s Common Shares will be reduced by offering expenses paid by the Trust, creating an increased risk that the Common Shares will trade at a discount to their NAV for a period following the offering. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of the Shares will depend entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by supply of and demand for the Shares which will be affected by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Trust’s portfolio holdings, the timing and success of the Trust’s investment strategies, regulations affecting the timing and character of Trust distributions, Trust expenses and other factors), (iii) trading volume of the Shares, (iv) general market, interest rate and economic conditions and (v) other factors that may be beyond the control of the Trust, the Trust cannot predict whether the Shares will trade at, below or above NAV or at, below or above the initial public offering price. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objective and personal situation. See “Description of Shares.”

Income Risk

The income Common Shareholders receive from the Trust is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Trust’s debt holdings and Common Shareholder’s income distributions from the Trust could drop as well. The Trust’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Trust is utilizing leverage.

Non-Diversification Risk

The Trust is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Trust may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Trust intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Trust’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

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Management Risk

The Trust is subject to management risk because it is an actively managed portfolio. The Sub-Adviser and the individual portfolio managers invest the assets of the Trust as they deem appropriate in implementing the Trust’s investment strategy. Accordingly, the success of the Trust depends upon the investment skills and analytical abilities of the Sub-Adviser and the individual portfolio managers to develop and effectively implement strategies that achieve the Trust’s investment objective. There is no assurance that the Sub-Adviser and the individual portfolio managers will be successful in developing and implementing the Trust’s investment strategy. Subjective decisions made by the Sub-Adviser and the individual portfolio managers may cause the Trust to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Certain Affiliations

Unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Trust will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Trust’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

The Trust’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of the Board. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

Secondary Market for the Common Shares

The issuance of Common Shares through the Dividend Reinvestment Plan (the “Plan”) may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. When the Common Shares are trading at a premium, the Trust may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Potential Conflicts of Interest Risk

The Sub-Adviser is responsible for managing the Trust as well as other open-end investment companies. The Adviser’s and/or Sub-Adviser’s investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Trust and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Subject to the requirements of the 1940 Act, the Adviser and/or Sub-Adviser intend to engage in such activities and may receive compensation from third parties for their services. None of the Adviser, the Sub-Adviser or any of their affiliates is under any obligation to share any investment opportunity, idea or strategy with the Trust. As a result, the Adviser, Sub-Adviser and their affiliates may compete with the Trust for appropriate investment opportunities. The results of the Trust’s investment activities may differ from those of the Trust’s affiliates, or another account managed by the Adviser, Sub-Adviser or their affiliates, and it is possible that the Trust could sustain losses during periods in which one or more of the Trust’s affiliates and/or other accounts managed by the Adviser, Sub-Adviser or their affiliates achieve profits on their trading for proprietary or other accounts, or otherwise perform less favorably.

For these and additional general risk considerations, please see the section of this Prospectus entitled “Risks” below. Additional general risk considerations include “Depositary Receipts Risk”, “Repurchase Agreements Risk”, “Reverse Repurchase Agreements Risk”, “When-Issued and Delayed Delivery Transactions Risk”, “Asset-Backed Securities Risk”, “Risks Associated with Short Sales”, “Convertible Securities Risk”, “Collateralized Debt Obligations Risk”, “Risk of Investing in Other Investment Companies”, “Legal and Regulatory Risk – General”, “Issuer Risk”, “Reinvestment Risk”, “Risks Related to Investment in Corporate Trade Receivables”, “Risks of

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Investing in the Equity of Platforms”, “Market Discount Risk”, “Structured Products Risk”, “Counterparty Risk”, “Inflation/Deflation Risk”, “Tax Treatment of Loans Risk”, “RIC-Related Risks of Investments Generating Non-Cash Taxable Income”, “Net Asset Value Discount Risk” and “Portfolio Turnover Risk”.

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Summary of Trust Expenses

The following table shows estimated Trust expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. The expenses shown in the table under “Other expenses” and “Total annual expenses” are based on estimated amounts for the Trust’s first full year of operations and assume that the Trust issues [·] Common Shares. If the Trust issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The table also assumes the use of leverage through a credit facility and/or margin borrowings by the Trust in an amount equal to [·]% of Managed Assets (after the leverage is incurred), and shows Trust expenses as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Trust’s future expenses. The Trust’s actual expenses may vary from the estimated expenses shown in the table.

	Percentage of Offering Price
Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	[ ]%	(1)
Offering expenses borne by the Trust (as a percentage of offering price)	[ ]%	(2)
Dividend reinvestment plan fees	None	(3)

Percentage of Net Assets Attributable to Common Shares (Assumes Leverage is Used)(4)
Estimated Annual Expenses
Management fees	[·]%(5)
Interest expense on borrowing	[·]%(6)
Other expenses	[·]%(7)
Total annual expenses	[·]%

(footnotes continued on following page)

(1)	The sales load in the table above does not reflect structuring fees and certain other compensation paid to the Underwriters and by the Adviser and the Sub-Adviser and not the Trust. For a description of the sales load, structuring fees and of other compensation paid to the Underwriters by the Trust, the Adviser and the Sub-Adviser. See “Underwriting.”

(2)	The Adviser and the Sub-Adviser have agreed to pay (i) all organizational expenses and (ii) offering expenses (other than the sales load) over $[●] per Common Share. The Trust will pay offering expenses of the Trust (other than the sales load) up to $[●] per Common Share. Any offering expenses paid by the Trust will be deducted from the proceeds of the offering received by the Trust. The aggregate offering expenses (other than the sales load) to be borne by the Trust are estimated to be $[●] (approximately $[●] per Common Share). Offering expenses borne by the Trust are indirectly borne by the Common Shareholders. The Adviser and the Sub-Adviser] (and not the Trust) have agreed to pay from their own assets a structuring fee to UBS Securities LLC. The Adviser and the Sub-Adviser (and not the Trust) may also pay certain qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering. The offering expenses to be paid by the Trust are not included in the Total Annual Expenses amount shown in the table. Offering expenses borne by the Trust’s Common Shareholders will result in a reduction of capital of the Trust and immediate dilution to Common Shareholders.

(3)	The expenses of administering the Trust’s Dividend Reinvestment Plan are included in “Other Expenses.” You will pay brokerage charges if you direct [ ], as agent for the Common Shareholders, to sell your Common Shares that you acquired pursuant to the Trust’s Dividend Reinvestment Plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Trust’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

(4)	The table in this footnote reflects that fact that you, as a Common Shareholder, will bear the expenses of the Trust’s use of leverage in the form of higher fees as a percentage of the Trust’s net assets attributable to Common Shares than if the Trust did not use leverage. In order to help you better understand the costs associated with the Trust’s leveraging strategy, and to better understand the range of costs you will bear as a Common Shareholder, as the Trust moves toward full implementation of its leveraging strategy after the completion of this offering, the table presented below estimates what the Trust’s annual expenses would be, stated as percentages of the Trust’s net assets attributable to Common Shares, assuming the Trust is the same size as in the table above and does not use leverage [in the form of a credit facility]. In

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accordance with these assumptions, the Trust’s expenses as a percentage of net assets attributable to Common Shares would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (Assumes No Leverage)
Annual expenses
Management fees	[·]% (5)
Other expenses	[·]% (7)
Total annual expenses	[·]%

(5)	The Trust pays a management fee to the Adviser in an annual amount equal to [●]% of the Trust’s average daily Managed Assets. The management fee of [●]% of the Trust’s Managed Assets represents [●]% of net assets attributable to Common Shares assuming the use of leverage through a credit facility by the Trust in an amount of [●]% of the Trust’s Managed Assets.

(6)	Assumes the initial use of leverage in the form of [a credit facility] of up to [·]% of Trust’s Managed Assets (after leverage is incurred) at an annual interest rate expense to the Trust of [·]%, which is based on current market conditions. The interest on the credit facility is a variable rate and will increase in a rising interest rate environment. The Trust may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Trust will vary over time in accordance with the level of the Trust’s use of leverage and variations in market interest rates. Fees and expenses in respect of other forms of leverage that may be used by the Trust in the future will be borne entirely by the Trust’s Common Shareholders.

(7)	The “Other expenses” shown in the table above and related footnotes are based upon estimated expenses for the current fiscal year.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses (including the sales load of $[·] and estimated offering expenses of this offering of $[·] and estimated interest expense of $[·], assuming the Trust obtains leverage through the use of a credit facility and/or margin borrowings representing approximately [·]% of the Managed Assets at an annual interest rate expense to the Trust of [·]%), that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of [·]% of net assets attributable to Common Shares and (2) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$ [·]	$ [·]	$ [·]	$ [·]

*	The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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The Trust

Van Eck Overland Online Finance Trust (the “Trust”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on [July 2, 2015], as a Delaware statutory trust pursuant to an agreement and declaration of trust. As a newly organized entity, the Trust has no operating history. Investment in the Trust involves certain risks and special considerations, including risks associated with the Trust’s use of leverage. See “Risks.” The Trust’s principal office is located at 335 Madison Avenue, New York, New York 10017 and its telephone number is 1.888.826.2333.

Use of Proceeds

The net proceeds of this offering of Common Shares will be approximately $[    ] ($[    ] if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses. The Adviser has agreed to pay (i) all of the Trust’s organizational expenses and (ii) the Trust’s offering expenses (other than the sales load) in excess of $[     ] per Common Share. It is currently anticipated that the Trust will invest the net proceeds of the offering in accordance with the Trust’s investment objective and policies as stated below. The Trust expects it will be able to invest substantially all of the net proceeds in securities that meet the Trust’s investment objective and policies within six months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments, as stated below. Investors should expect, therefore, that before the Trust has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Trust’s NAV would earn interest income at a modest rate, which may not exceed the Trust’s expenses during this period.

Investment objective and Policies

Investment Objective. The Trust is a newly organized, non-diversified, closed-end management investment company. The Trust’s investment objective is to invest in a pool of online sourced loans in order to provide current income. There can be no assurance that the Trust will achieve its investment objective.

Investment Strategy. The Trust seeks to achieve its investment objective by investing, under normal market conditions, primarily in loans sourced through various marketplace lending platforms (each, a “Platform”) as determined by Van Eck Associates Corporation (“VEAC” or the “Adviser”) and Overland Advisors, LLC (“Overland” or the “Sub-Adviser”). The Trust may invest in a broad range of loans, including, but not limited to, (1) consumer loans; (2) small business loans; (3) student loans; (4) real estate and mortgage loans, and (5) other types of loans that the Sub-Adviser and Adviser believe are appropriate. The Trust may invest in loans through various techniques, including the purchase of borrower payment dependent notes (“Notes”), certificates linked to interests on a loan (“Certificates”) and/or whole loans directly and indirectly through investments in pooled investment vehicles that may hold Notes, Certificates or whole loans. The Trust may invest across various Platforms, asset classes, geographies and credit risk bands. The Trust currently anticipates that its loan investments will be sourced predominantly from Platforms based in the United States, a substantial portion of which will be through purchases of whole loans from borrowers with strong credit profiles as determined by the Sub-Adviser and/or the Platform.

The Trust intends to invest in loans from Platforms in a variety of ways, including through direct negotiations with Platforms which may include capacity commitments or in online auctions through an application programming interface (“API”). Generally, a Platform takes one of the following actions with respect to each loan: (1) with respect to whole loans, it sells all rights, title and interest in the loan pursuant to a loan purchase agreement to a single acquirer, such as the Trust, who becomes an investor in such loan, (2) it may hold the loan on its books and sells Notes to each investor, such as the Trust, that make a successful bid in relation to a borrower’s loan request, with the cash flows on the Notes tracking the cash flows on the underlying borrower loan, or (3) it may issue Certificates.

The Sub-Adviser typically applies a three-step approach when buying loans for the Trust, which includes (1) identifying the universe of online available loans sourced through various online Platforms (“Platform Loans”); (2) assessing the universe of available Platform Loans to determine the optimal loans for the Trust’s portfolio by evaluating each loan based upon the Trust’s investment objective and strategy and various factors which may

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include, but are not limited to, the (a) quality and history of the Platform; (b) term and interest rate of the loan; (c) location of the borrower; (d) purpose of the loan; and (e) credit and risk profile of the borrower including, without limitation, the borrower’s annual income, debt-to-income ratio, a credit score measuring consumer credit risk (“FICO score”), delinquency rate and liens; and (3) evaluating the loan’s impact on the overall composition of the Trust. The Trust has established several risk parameters around its investment strategy, including the three step approach discussed above.

Additionally, the Sub-Adviser considers a variety of factors when deciding on an investment. It will run varying analyses on (1) the track record of the Platform; (2) the experience and stability of the Platform, (3) the methods by which the loans were sourced and (4) operational or legal considerations, among others.

The Trust intends to engage the services of Orchard Platform LLC (“Orchard”) as a technology provider. The Trust may use Orchard’s real-time, web-enabled reporting, risk analytics and market data services in order to better manage, track and analyze the Trust’s investments.

A large portion of the Trust’s investments may be generally unsecured and the investments have speculative characteristics and therefore may be high risk, including the heightened risk of non-payment of interest and repayment of principal. The Trust may also invest in below investment grade securities. The Sub-Adviser may not be able to purchase all of the loans it identifies for the Trust. Subject to the selection process described herein, the Trust may invest in loans of any credit quality without limitation.

The Trust expects to restrict its investments in sub-prime consumer loans (as determined by the Sub-Adviser) to a maximum of 20% of the Managed Assets (as defined below) in the Trust at the time of investment, except during the six-month ramp up period following this offering. The Trust may also invest in asset backed securities linked to loans, currencies, money market and short-term debt securities and cash equivalents, warrants, structured investments and other derivatives.

The Trust may also acquire equity or equity-like interests in one or more Platforms (or their affiliates) by investing up to 10% of its Managed Assets at the time of acquisition in listed or unlisted securities issued by one or more Platforms, excluding financial instruments issued by a Platform that are backed by, or linked to, a loan. This restriction shall not apply to the Trust’s investment in any convertible securities of a Platform; however, it will apply to any consideration payable by the Trust at the time of exercise of any such convertible securities or any warrants issued by a Platform.

The Trust may invest in other registered investment companies, including open- and closed-end funds and exchange-traded funds (“ETFs”), subject to the limitations of the 1940 Act, as amended (the “1940 Act”). Income or gain from such investments may result in taxable distributions by the Trust.

In pursuing its investment objective or for hedging purposes, the Trust may also engage in short selling and may invest in various types of derivatives, including structured products, swaps, forward contracts, futures contracts and options.

The Trust’s investment objective is non-fundamental, and may be changed without shareholder approval.

During temporary defensive periods or in order to keep the Trust’s cash fully invested during the period when the net proceeds of the offering of Common Shares are being invested, the Trust may deviate from its investment objective and policies. During such periods, the Trust may invest all or a portion of its Managed Assets (as defined herein) in certain short-term investments, including money market funds, high quality, short-term debt securities or hold cash. For a more complete discussion of the Trust’s portfolio composition, see “Investment Objective and Policies.”

“Managed Assets” means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Introduction to the Marketplace Lending Industry

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Marketplace lending describes a process whereby borrowers (also commonly referred to as “borrower members”) and investors (also commonly referred to as “lender members”) are matched via Platforms to source credit transactions, resulting in the removal of more traditional financial institutions from the process, such as commercial banks and others. Platforms typically use multi-level credit and risk rating models to assess the creditworthiness of borrower members. The business model is primarily driven by the internet and financial technology and the Adviser and Sub-Adviser expect this model to capture market share from the more traditional lending operations of commercial banks and credit card issuers. There has been a recent rise in these Platforms’ sourcing volumes in the United States.

The Sub-Adviser and Adviser believe that the transparency and scale of information via credit ratings agencies used in conjunction with online businesses that facilitate data analytics allows credit decisions and transactions to be made in an accurate, efficient and cost effective manner.

Marketplace loans generally have a maturity between 1 to 5 years. Investors acquiring marketplace loans directly through Platforms and hoping to recoup their entire principal must generally hold their loans through maturity. There is currently no active secondary trading market for Platform loans in which the Trust will invest, and there can be no assurance that such a market will develop in the future. See “Risks – Limited Secondary Market and Liquidity.”

Marketplace loans are not at present listed on any national or international securities exchange. Until an active secondary market develops, the Trust anticipates that it will primarily adhere to a “lend and hold” strategy and will not necessarily be able to access significant liquidity. In the event of adverse economic conditions in which it would be preferable for the Trust to sell certain of its loans, the Trust may not be able to sell a sufficient proportion of its portfolio as a result of liquidity constraints. In such circumstances, the overall returns to the Trust from its investments may be adversely affected.

The Marketplace Lending Model

Overview

The marketplace lending industry has evolved to help accommodate borrowers from various debt classes, including consumers, small and medium enterprises (“SMEs”) and corporates. Platforms typically allow borrower members to obtain loans with interest rates that may be lower than those offered by commercial banks or credit card providers. Platforms may also enable lender members to potentially acquire loans with interest rates and credit characteristics that can offer attractive returns. As a result, investor and borrower members on Platforms commonly share the margin that a traditional banking intermediary would normally capture.

Generally, Platforms permit individual borrowers and lenders to make small, secured and unsecured loans. Platforms often charge fees to their lender members for the services provided, including facilitating payments and debt collection.

Marketplace lending process

As a general matter, Platform Loans are unsecured obligations of the borrowers and are not secured by any collateral, not guaranteed or insured by any third party and not backed by any governmental authority in any way. Such loans are not rated by the nationally recognized statistical rating organizations (“NRSROs”) and could constitute a high- risk and speculative investment. See “Risks – Loans are Generally not Secured by any Collateral or Guaranteed or Insured by any Third Party” and “–High Yield Instruments and Unrated Debt Securities Risk.” Platforms typically use multi-level credit and risk rating models to assess the creditworthiness of borrower members. Although, there are currently some near-prime Platforms, consumer Platforms have historically focused on borrowers categorized as prime to super-prime by FICO-based categorization or similar standards. Certain Platforms provide upwards of 200 anonymized data fields on each borrower member, which may assist lender members in their loan selection process.

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Borrower members generally are required to submit detailed information about themselves, their employment status (in the case of consumer loans), their general finances and the purpose of their loan. Their applications are generally subject to review and credit scoring by the Platforms. Applications may be declined as a result of failing to meet Platform standards on one or more basic criteria, such as, among other things, insufficient credit scores, debt-to-income ratios that are too high, or, in the case of SMEs, insufficient operating history. The Platforms may also obtain information and a credit assessment rating from one or more independent credit ratings agencies. Applications are then typically further reviewed through their underwriting process, which may include both identification and fraud checks. Typically, after accepting a loan application and classifying each loan into a credit grade and assigning an interest rate level or band, the Platform posts the loan request online for funding on an individual or pooled basis, depending on the Platform. Prospective lending members may then seek to invest in loans via such Platform.

It is expected that once a borrower receives funding and accepts a loan offer, the amortizing loan is activated and principal and interest are paid down on a monthly basis for the specified loan term. The Sub-Adviser expects that investor members should earn the stated interest net of any Platform servicing fees and less any defaulted repayments.

Asset Classes in the Marketplace Lending Market

Marketplace lending operates under the premise that there is an opportunity for the online marketplace model to provide personal and small business loans. The Sub-Adviser and Adviser believe that such borrowers are inadequately served by the current banking system. The ability of borrowers to obtain loans through Platforms with interest rates that are lower than those that would otherwise be available to them through traditional credit sources like commercial banks (or to obtain loans that would otherwise be unavailable to them) has contributed to the growth of Platforms. At the same time, Platforms have enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer what the Adviser and Sub-Adviser believe to be attractive risk-adjusted returns. “Risk-adjusted returns” refers to a measure of investment return per unit of risk and provides a framework to compare and evaluate investment opportunities with differing risk/return profiles. The term “risk-adjusted return” does not imply that the Platforms offer lenders low-risk loans or that an investment in the Trust should be considered a low-risk or no-risk investment. The concept of marketplace lending has lent itself to a broad range of product offerings including, for example, consumer debt, SME debt and corporate invoice receivables.

Consumer loans

The global marketplace lending of consumer loan business is a multi-billion dollar industry that matches retail borrowers with retail and institutional capital at rates that may be competitive with those offered by traditional banks. As of April 2015, and according to the U.S. Federal Reserve, the outstanding consumer lending market exceeded $3.4 trillion in the United States.

The origination model operated by Platforms allows certain consumers to borrow money at interest rates at which banks may not be able to cover their cost base. For example, in the United States, certain consumer borrowers have the opportunity to obtain small loans via Platforms of up to 5 year terms at interest rates below 7 percent per annum. For lenders, consumer Platforms generally offer net returns of approximately 5 to 11 percent per annum, depending on the risk profile of their loan selection.

SME loans

The Sub-Adviser anticipates that Platforms operating in this asset class generally focus on connecting institutional and retail capital to SMEs requiring debt finance. As of June 2014, the outstanding balance of loans to small businesses in the United States was approximately $589.7 billion.

[Corporate invoice receivables

Invoice discounting, or factoring, has emerged as a lending asset class whereby a Platform enables advances to be made against invoices or purchases of invoice receivables. This form of financing allows businesses seeking working capital to get advances on cash due from their customers.]

Platforms

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The Trust currently anticipates that its marketplace loan investments will consist substantially of whole loans sourced predominantly from lending Platforms based in the United States. A small number of marketplace lending platforms source a substantial portion of the marketplace loans in the United States, and such Platforms sourced approximately $5.5 billion in loans in 2014. As such, the Trust initially anticipates that a substantial portion of its marketplace loan investments will have been sourced from one of these few Platforms. The Sub-Adviser intends to build relationships and intends to enter into agreements with Platforms. However, if there are not sufficient qualified loan requests through any Platform, the Trust may be unable to deploy its capital in a timely or efficient manner. In the United States, a Platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide. Accordingly, Platforms are generally subject to various securities, lending, licensing and consumer protection laws at the local, state and federal level. See “Risks – Risks Related to Compliance and Regulation of Marketplace Lending Participants in the United States.”

Default Rates

Borrower default rates across Platforms are key variables that could materially impact the Trust’s future performance. Many of the platforms, and the marketplace lending industry in general, are in the early stages of development and have a limited operating history. The methodology and assumptions used by the Platforms to present historical default experience varies for different Platforms and certain Platforms have more limited performance data due to their short operating history. Accordingly, past data may not reflect future developments. In addition, because the loans are originated using a lending method on a Platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.

The Regulatory Environment

United States

Consumer lending in the United States is highly regulated.

All loans on certain of the Platforms that the Trust may invest in are closed in the name of and are exclusively funded by a certain Utah-chartered industrial bank organized under Title 7, Chapter 8 of the Utah Code and which has its deposits insured by the Federal Deposit Insurance Corporation (“FDIC”). It has partnered with such Platforms to act as issuer of the Platform’s loans. The bank is subject to supervision and examination by the Utah Department of Financial Institutions and the FDIC. Following loan closing and funding, the bank sells each loan to such Platform.

Platforms following this model are required to hold consumer lending licenses, collections licenses or similar authorizations in some states. Such Platforms are subject to supervision and examination by the state regulatory authorities that administer the state lending laws. The licensing statutes vary from state to state and variously prescribe or impose recordkeeping requirements; restrictions on loan origination and servicing practices, including limits on finance charges and the type, amount and manner of charging fees; disclosure requirements; requirements that licensees submit to periodic examination; surety bond and minimum specified net worth requirements; periodic financial reporting requirements; notification requirements for changes in principal officers, stock ownership or corporate control; restrictions on advertising; and requirements that loan forms be submitted for review.

Generally, a Platform takes one of the following actions with respect to each loan: (1) with respect to whole loans, it sells all rights, title and interest in the loan pursuant to a loan purchase agreement to a single acquirer, such as the Trust, who becomes an investor in such loan, (2) it may hold the loan on its books and sells Notes to each investor, such as the Trust, that make a successful bid in relation to a borrower’s loan request, with the cash flows on the Notes tracking the cash flows on the underlying borrower loan, or (3) it may issue Certificates.

The sale pursuant to (1) above is the mechanism for the sale of “whole loans” to the acquirer. The whole loan program is available only to institutional investors and they are not SEC registered securities.

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The sale of Notes (described in (2) above) is the mechanism pursuant to which the Platform sells “fractional loans” to an investor (namely, where the investor holds, through the Notes, only a percentage of a particular loan). The Notes are registered as securities with the U.S. Securities and Exchange Commission (“SEC”). As they are securities registered with the SEC, they may be sold by a holder via a secondary market. However, a secondary market for such Notes has not developed and there can be no assurance that such secondary market will develop in the future.

The sale of Certificates (described in (3) above) through certain Platforms is specific to lender member interest in certain corresponding SEC-registered investment advisers that act as the general partner for certain separately managed accounts offered by such Platforms. The Certificates are either (1) issued by a Platform or (2) limited partnership interests in investment funds where the Platform acts as a general partner. These Certificates, although linked to the acquisition of fractional interests in consumer loans similar to the Notes, are not registered with the SEC and accordingly may not be sold in the same way as Notes. Reduced liquidity may adversely impact the attractiveness and value of these Certificates. See “Risks – Limited Secondary Market and Liquidity.”

In each of the above scenarios, the Platform services the borrower’s loan, collects payments and makes distributions to the lender members in accordance with the terms of the Notes, Certificates or the Loan Purchase Agreement, as applicable.

The Trust may invest in loans through various techniques, including the purchase of Notes, Certificates and the purchase of whole loans directly.

Operators of Platforms that have entered into arrangements with funding banks may seek to avoid state usury law limitations by relying on a federal law preemption that allows banks to “export” their home state interest rates instead of being subject to state usury laws in the state where the borrower is located. Under these arrangements the funding bank, and not the operator of the Platform, is deemed to be the “true lender.” However, a recent decision by the U.S. Second Circuit Court of Appeals has cast uncertainty on this model. Under other models employed by various Platforms, operators may decide not to enter into any arrangements with a funding bank. In these cases, operators may decide to rely on a single state’s lending license in order to lend to borrowers across multiple states.

The Trust’s Investments

The Trust’s permitted investments may include, but are not limited to:

Marketplace Loans

Marketplace loans are typically non-recourse obligations of the operator (except to the extent that the operator actually receives payments from the borrower on the related loan). Accordingly, lenders assume all of the credit risk on the loans they fund through a whole loan or purchase from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. In addition, a platform operator is generally not required to repurchase marketplace loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans. As loan servicer, the platform operator or an affiliated entity typically has the ability to refer any delinquent marketplace loan to a collection agency (which may impose additional fees and costs that are often as high, or higher in some cases, as 35% of any recovered amounts). At the same time, the relatively low principal amounts of marketplace loans often makes it impracticable for the platform operator to commence legal proceedings against defaulting borrowers. Marketplace loans may be secured (generally in the case of small- and mid-sized company loans and real estate loans) or unsecured (generally in the case of consumer loans). For example, real estate loans may be secured by a deed of trust, mortgage, security agreement or legal title to real estate. There can be no assurance that any collateral pledged to secure a loan can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loan. At certain times, all or a significant portion of the loans in which the Trust invests may be unsecured. Marketplace loans may not be registered with the SEC and are not listed on any securities exchange. These loans are therefore generally illiquid and the issuers provide no assurances as to the liquidity or value of the loans.

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Asset-Backed Securities

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

The Trust also may invest in loans through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Trust may invest, for example, in an SPV that holds a pool of loans sourced by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Trust for such securities, the yield the Trust expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets.]

Other Investments in Marketplace Lending Instruments

The Trust may invest in the equity securities and/or debt obligations of Platform operators (or their affiliates), which may provide these Platforms and their related entities with the financing needed to support their lending business. An equity interest in a Platform or related entity represents ownership in such company, providing voting rights and entitling the Trust, as a shareholder, to a share of the company’s success through dividends and/or capital appreciation. A debt investment made by the Trust could take the form of a loan, convertible note, credit line or other extension of credit made by the Trust to a Platform operator. The Trust would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents.

Debt Securities

The Trust may invest in a wide variety of debt securities (including loans) of varying maturities issued by U.S. and foreign corporations and other business entities, individuals, governments and municipalities and other issuers. Debt securities are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Debt is generally used by corporations, individuals, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some debt securities are “perpetual” in that they have no maturity date.

Below Investment Grade Securities

The Trust may invest without limit in debt securities that are rated below investment grade (below Baa by Moody’s Investors Service (“Moody’s”) or below BBB by either Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) or unrated but judged by the Sub-Adviser to be of comparable quality). Non-investment grade bonds are commonly referred to as “high yield” securities or “junk bonds.” Non-investment grade bonds involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Non-investment grade bonds may be regarded as predominantly speculative with respect to the issuer’s

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continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more NRSROs.

The market values of non-investment grade bonds tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue non-investment grade bonds in which the Trust may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Corporate Debt Securities

The Trust may invest in debt securities of corporate and other non-governmental issuers (e.g., partnerships, limited liability companies and other entities). Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Trust’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate, floating rate, zero coupon and inflation linked, among other things. The Trust may invest in convertible bonds and warrant structures, which are debt securities with imbedded warrants that are exercisable into other debt or equity securities.

Illiquid and Restricted Securities

Marketplace loans in which the Trust invests are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Trust within seven days in the ordinary course of business at approximately the amount at which the Trust has valued the securities). In addition, the Trust may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Trust from disposing of them promptly at reasonable prices. The Trust may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Rule 144A permits the Trust to sell certain restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of Trust illiquidity to the extent the Trust, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Common Stock

Common stock generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Preferred Stock

Preferred stock, like common shares or other equity securities, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common shares or other equity securities in dividend

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payments and upon liquidation of the issuer. Unlike common shares or other equity securities, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common shares or other equity securities.

Although they are equity securities, preferred stocks have characteristics of both debt and common shares or other equity securities. Like debt, their promised income is contractually fixed. Like common shares or other equity securities, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Trust invests will be declared or otherwise made payable. The Trust is permitted to invest in non-cumulative preferred stock, although the Sub-Adviser will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Trust.

Depositary Receipts

The Trust may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or over-the-counter and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Currency

The Trust may engage in foreign currency exchange transactions in connection with its investments. The Trust will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or in the derivatives markets, including through entering into forward, futures or options contracts to purchase or sell foreign currencies. Additional instruments that provide exposure to currencies include, but are not limited to, currency swap contracts, currency futures contracts and options on such futures contracts, purchasing put or call options on currencies in U.S. or foreign markets and other currency derivatives. Accordingly, the Trust may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Trust may be subject to currency exposure independent of its securities positions. To the extent that the Trust is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Loan Participations and Assignments

The Trust may invest in fixed, variable and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions. The Trust’s investments in loans may be in the form of involvement in the primary syndicate for a loan, participations in loans or assignments of all or a portion of loans from third parties.

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The Trust’s investment in participations typically will result in the Trust having a contractual relationship only with the lender and not with the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any rating agency. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in loans on a direct assignment basis may involve additional risks to the Trust. If such loan is foreclosed, the Trust could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations so acquired may differ from, and be more limited than, those held by the assigning lender. The assignability of certain loans, especially with respect to sovereign debt obligations, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Trust may acquire an interest in such a loan is through a participation and not through an assignment. Given the current structure of the markets for loan participations and assignments, the Trust currently expects to treat these securities as illiquid.

Certain of the loan participations or assignments acquired by the Trust may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Trust would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Trust to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Foreign Currency Forward Exchange Contracts

The Trust may enter into foreign currency forward exchange contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging market country or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement.

At times, the Trust may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Trust may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency which is being used for the security transaction.

Although the Trust values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Trust’s assets from time to time, and investors should be aware of the costs of currency conversion. Although foreign currency exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Trust at one rate, while offering a lesser rate of exchange should the Trust desire to resell that currency to the dealer.

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Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Trust’s volatility and may involve a significant amount of risk relative to the investment of cash.

Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. The Trust’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Trust the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Trust’s purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Trust against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call may be exercised on fixed dates occurring during the term of the option. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. For more information, see “Additional Investment Information and Investment Restrictions—Derivatives—Options” in the Statement of Additional Information. In addition, many derivative transactions involving options require designation or segregation of Trust assets, as described below under “—Use of Asset Segregation and Special Accounts.”

Futures Contracts

The Trust may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of government or other securities. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the security, currency or other asset underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying security, currency or other asset at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Trust, during the term of the contract, to lock in a price at which it may purchase a security, currency or other asset and protect against a rise in prices pending purchase. The sale of a futures contract enables the Trust to lock in a price at which it may sell a security, currency or other asset and protect against declines pending sale.

Although most futures contracts call for actual delivery or acceptance of the underlying security, currency or other asset, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security, currency or other asset and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Trust will be able to enter into a closing transaction.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Trust also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues. See “—Foreign Securities Risk” and “—Foreign Currency Risk.”

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In addition, the Trust may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or debt market changes, to gain exposure to a market, for duration management or for risk management purposes. Futures contracts are generally bought and sold on the exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a financial futures contract creates a firm obligation by the Trust, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Trust, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to assume the opposite position.

Futures Contracts Strategies

When a significant market advance is anticipated, the purchase of a futures contract by the Trust affords a hedge against not participating in the advance at a time when the Trust is otherwise fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Trust may sell futures contracts in anticipation of or in a general market decline that may adversely affect the market value of the Trust’s securities. To the extent that the value of the Trust’s portfolio of securities changes in correlation with the value of the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Trust of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Trust. Ordinarily, transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Typically, maintaining a futures contract or selling an option on a futures contract requires the Trust to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Trust. If the Trust exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

Because the initial margin required to maintain a futures contract is a fraction of the face value of the contract, the value of the contract can be much higher or lower than the value of the Trust’s assets used to take the position. The Trust may therefore use futures as form of leverage and may be exposed to the associated risks. See “—Leverage Risk” below.

There currently are limited futures markets for certain currencies of emerging market countries, securities and indexes and the nature of the strategies adopted by the Adviser and Sub-Adviser and the extent to which those strategies are used will depend on the development of those markets. To the extent the Trust engages in transactions in options and futures, the Trust will normally transact in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges. Moreover, when the Trust purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be designated on the Trust’s records or deposited in a segregated account with the Trust’s custodian so that the amount so designated or segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract.

Structured Products

The Trust may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Trust’s investment objective and policies. Generally, structured investments

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are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of structuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or the London Interbank Offered Rate (“LIBOR”)), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the effect of the movements of these factors may increase or decrease through the use of multipliers or deflators. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

Swaps

The Trust may enter into swap transactions, such as interest rate swaps, cross currency swaps, total return swaps, and options on swaps, caps, floors or collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are often calculated by reference to a specified index and agreed upon notional amount. The term “specified index” may include currencies, interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Trust may agree to swap the return generated by a debt index for the return generated by a second debt index. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount. The swaps in which the Trust may engage also include rate caps, floors, collars and other combinations of options, forwards, swaps and/or futures under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Trust will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust’s obligations under a swap agreement will generally be accrued daily (offset against any amounts owing to the Trust) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the designation of cash or liquid securities in an amount equal to the Trust’s net obligations under the swap. These transactions are not subject to the Trust’s borrowing restrictions. The Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Trust will engage in any swap transactions in a manner consistent with its intention to qualify as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”).

Options on Swaps

The Trust may engage in options on swaps for hedging purposes to manage and mitigate the credit and interest rate risks. A swap option (sometimes called a “swaption”) is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Trust may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, that the changes in the market value

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of securities held by the Trust and in the swap options relating to those securities may not be proportionate, which could result in an imperfect hedge leaving the Trust economically over or under exposed to such securities, there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and counterparty risk.

Credit Default Swaps

The Trust may enter into credit default swap contracts for hedging purposes or to add investment exposure to certain securities or markets. As the seller in a credit default swap contract, the Trust would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as an emerging market corporate issuer, on the debt obligation. In return, the Trust would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would keep the stream of payments and would have no payment obligations. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its Total Managed Assets, the Trust would be subject to investment exposure to the reference instrument in the amount of the notional amount of the swap.

The Trust may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Trust would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Trust in the event of a default.

If the Trust sells credit protection through a credit default swap, although the Trust may not be required to pay the par (or other agreed upon) value of the referenced debt instrument absent a default of the underlying debt obligation, a credit downgrade or other indication of financial distress with respect to the reference issuer may cause the value of the credit default swap to decrease, causing a loss to the Trust, and may also require the Trust to deposit additional margin with the counterparty, possibly requiring it to sell other assets at disadvantageous times or prices.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Trust may not receive adequate collateral. As of the date of the prospectus, credit default swaps are not currently traded on any securities exchange; however, the Commodity Futures Trading Commission (“CFTC”) has issued a proposed rule which would require certain credit default swaps to be cleared through swaps clearing houses. The Trust generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Trust to incur more losses.

Credit-Linked Notes

The Trust may invest in credit-linked notes, which are types of derivative instruments. A credit linked note is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation, such as an underlying emerging market bond). The notes are usually issued by a special purpose vehicle (“SPV”) that sells credit protection through a credit default swap transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a certain credit event or events, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent payment obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers the contingent payment obligation. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated. The Trust may have the right to receive payments only from the SPV and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain credit-linked notes enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in credit-linked notes generally pay their share of the SPV’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying credit-linked notes will rise

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or fall, these prices (and, therefore, the prices of credit-linked notes) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the SPV of a credit-linked note uses shorter term financing to purchase longer term securities, the SPV may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the credit-linked notes owned by the Trust. The Trust will typically be a purchaser of credit linked notes, in that it will pay the counterparty a sum of money in exchange for the right to payments corresponding to interest and principal payments actually made by the issuer of the reference obligation. In addition to credit risk and other risks of the reference obligations and interest rate risk, a purchaser of a credit linked note is subject to counterparty risk.

Use of Asset Segregation and Special Accounts

Many derivative transactions, in addition to other requirements, require that the Trust designate or segregate cash and/or liquid securities at least equal to the Trust’s daily mark-to-market obligations under the transaction. Alternatively, the Trust may “cover” its obligations through ownership of the underlying security, financial instrument or currency, or through other offsetting transactions.

In the case of certain derivatives, the Trust must deposit initial margin and possibly daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligations under the derivatives. To the extent that the Trust segregates assets to cover the daily marked-to-market obligation rather than the notional value, the Trust will have the ability to employ leverage to a greater extent than if the Trust segregated assets equal to the full notional value of such contracts. Although the Adviser will attempt to ensure that at all times the Trust has sufficient liquid assets to cover its obligations under its derivative contracts, these obligations will often be volatile and it is possible that the Trust’s liquid assets may be insufficient to support its obligations under its derivatives positions.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies, such as by entering into offsetting positions. For example, the Trust could offset a put option sold by the Trust by purchasing a put option with the same or higher strike price. Moreover, instead of segregating cash and/or liquid securities with respect to a long position in a futures or forward contract, the Trust could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Derivative transactions may also be covered through a combination of offsetting transactions and the designation of liquid assets.

Leverage

The Trust may use leverage through funds borrowed from banks or other financial institutions (i.e., a credit facility and/or margin borrowings), the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Based on current market conditions, the Trust intends to initially use a credit facility and/or margin borrowings in the amount of [·]% of the Trust’s Managed Assets.

The Trust may incur leverage to the extent permitted by the 1940 Act. As a result, the Trust will limit (i) leverage from debt securities to 33⅓% of its Managed Assets, including the proceeds of such borrowings, at the time such borrowings are calculated and (ii) the total aggregate liquidation value and outstanding principal amount of any preferred stock and debt securities to 50% or less of the amount of our total assets (including the proceeds of debt securities and preferred stock) less liabilities and indebtedness not represented by the Trust’s debt securities and preferred stock, each in accordance with the requirements of the 1940 Act. The Trust has no present intention to issue preferred stock. The Trust may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time; however, in no event will the Trust’s overall use of leverage exceed 50% of the Trust’s Managed Assets. In addition, the Trust may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses leverage. The use of leverage is subject to risks and will cause the Trust’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Trust’s NAV to decline more than if the Trust had not used leverage. A reduction in the Trust’s NAV may cause a reduction in the market price of its Common Shares. The use of leverage also may cause greater volatility in

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the level of the Trust’s NAV, market price and distributions on the Common Shares. See “Leverage” for more information.

Other Investment Companies

The Trust may, subject to the limitations of the 1940 Act, invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its Common Shares or when ETFs are trading at a discount or any offering of preferred shares, or during periods when there is a shortage of attractive, high-yielding securities available in the market or when attractive investment opportunities arise in other investment companies. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company’s expenses, and will remain subject to payment of that investment company’s advisory and other fees and expenses with respect to assets so invested. Common Shareholders will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. The Sub-Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available securities investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the section entitled “Risks—Leverage Risk,” the NAV and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than the Adviser and/or Sub-Adviser. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal securities.

Additional Investment Practices

Repurchase Agreements

The Trust may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Trust) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve risks in the event of default by the other party. The Trust may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Sub-Adviser. Repurchase agreements maturing in more than seven days may be considered illiquid.

Repurchase agreements are fully collateralized by the underlying securities. The Trust pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging market countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements

The Trust may generate leverage by entering into reverse repurchase agreements, under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements, which are in effect collateralized borrowings by the Trust, are considered to be senior securities under the 1940 Act unless the Trust designates on its books and records an amount of liquid assets equal to the amount of the Trust’s obligations under the reverse repurchase agreements or otherwise “covers” its obligations through other offsetting transactions.

When-Issued and Delayed Delivery Securities

The Trust may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Trust buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Trust enters into the commitment. No income accrues to the Trust on securities in

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connection with such transactions prior to the date the Trust actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Trust is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Trust missing the opportunity of obtaining a price or yield considered to be advantageous. An increase in the percentage of the Trust’s assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Trust’s NAV.

Convertible Securities

The Trust may invest in convertible securities, which are debt or equity securities, such as convertible bonds or convertible preferred stock, that may be converted at either a stated price or stated rate into underlying shares of common stock or other securities. Convertible securities have general characteristics similar to both debt securities and equity securities. The Sub-Adviser will generally evaluate these instruments based primarily on their debt characteristics. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline, although to a lesser extent than non-convertible debt obligations. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common shares or other securities and, therefore, also will react to variations in the general market for such underlying securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common shares or certain other securities. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common shares or other securities.

The Trust may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire a different security (“convertible component”). The income-producing component is achieved by investing in nonconvertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common shares or other securities at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “—Derivatives Risk.” In addition, if the value of the underlying common shares or other securities or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Money Market Instruments

Money market instruments are high quality short-term debt securities. Money market instruments in which the Trust may invest may include obligations of governments, government agencies, banks, corporations and special purpose entities including time deposits and certificates of deposit, and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in foreign currencies.

Warrants

Warrants give holders the right, but not the obligation, to buy common shares or other equity securities or debt securities of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the underlying security exceeding the price fixed by the warrant.

In particular, the Trust may seek to gain exposure to investments through warrants, the return on which is linked to one or more securities of issuers located in emerging market countries. Purchasing warrants would entitle the Trust,

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upon exercise of the warrant, to receive any appreciation in the market price of its securities over approximately the market price at the time of purchase. Warrants are exercisable over specified periods.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Trust’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association , are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Variable- and Floating-Rate Securities

Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally. The Trust also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities. The Trust may also invest in inverse floating-rate debt instruments (“inverse floaters”), which are floating rate instruments whose coupon rate moves in the opposite direction from the change in the reference rate. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality.

Portfolio Turnover

The Trust may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). Securities may also be purchased and sold based on their relative value in the marketplace. The Trust cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Trust were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Trust.

Leverage

The Trust may use leverage to seek to achieve its investment objective. The Trust may use leverage through funds borrowed from banks or other financial institutions (i.e., a credit facility and/or margin borrowings), the issuance of preferred shares and/or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Based on current market conditions, the Trust intends to initially use a credit facility and/or margin borrowings in the amount of 33⅓% of the Trust’s Managed Assets. In addition, although it has no current intention to do so, the Trust may also invest in derivative instruments that have the economic effect of leverage, such as futures, options, and swaps to seek enhanced returns or to seek to reduce the risk of loss of (hedge) certain of its holdings. The Trust may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from

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time to time; however, in no event will the Trust’s overall use of leverage exceed 50% of the Trust’s Managed Assets. In addition, the Trust may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses leverage. The use of leverage is subject to risks and will cause the Trust’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Trust’s NAV to decline more than if the Trust had not used leverage. A reduction in the Trust’s NAV may cause a reduction in the market price of its Common Shares. The use of leverage also may cause greater volatility in the level of the Trust’s distributions.

The Trust initially intends to use a credit facility and/or margin borrowings up to [·]% of its Managed Assets for investment purposes. The use of a credit facility and/or margin borrowings creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Trust has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Trust could be subject to a “margin call,” pursuant to which the Trust must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the Trust’s assets, the Trust might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

There can be no assurance that the Trust’s leverage strategy will be successful or that the Trust will be able to use leverage at all. Recent developments in the credit markets may adversely affect the ability of the Trust to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Common Shareholders. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of borrowings by the Trust would be subject to the limitations of the 1940 Act, including the prohibition on the Trust issuing more than one class of senior securities, and asset coverage requirements. There is no assurance that the Trust’s leverage strategy will be successful.

The management fees paid by the Trust will be calculated on the basis of the Managed Assets, which includes proceeds from (and assets subject to) the Trust’s leverage minus the sum of the Trust’s accrued liabilities (other than Trust liabilities incurred for the purpose of leverage). Therefore, the management fees payable to the Adviser and Sub-Adviser will be higher when leverage is utilized. This will create a conflict of interest between the Adviser and Sub-Adviser, on the one hand, and Common Shareholders, on the other hand. To monitor this potential conflict, the Board of Trustees (the “Board”) of the Trust intends to periodically review the Trust’s use of leverage, including its impact on the Trust’s performance and on the fees paid to the Adviser and Sub-Adviser. See “Risk Considerations—Leverage Risk.”

The Trust reserves the flexibility to issue preferred shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio. Subject to market conditions, the Trust anticipates using leverage primarily through the use of proceeds received from a credit facility and/or margin borrowings. Any use of leverage by the Trust will be consistent with the provisions of the 1940 Act. The leverage would have complete priority upon distribution of assets over Common Shares. Although the timing of any leverage and the terms of the leverage (other than any short positions and derivatives transactions) would be determined by the Board of the Trust, the Trust expects to invest the proceeds derived from any leverage offering in securities consistent with the Trust’s investment objective and policies. If preferred shares are issued, they may pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for preferred shares dividends could be as short as one day or as long as a year or more. So long as the Trust’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Trust were not leveraged. The Trust will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of preferred shares.

The Declaration of Trust authorizes the Trust, without prior approval of Common Shareholders, to borrow money. In this connection, the Trust may issue notes or other evidence of indebtedness (including borrowing from banks or other financial institutions (i.e., a credit facility and/or margin borrowings) or commercial paper) and may secure

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any such borrowings by mortgaging, pledging or otherwise subjecting as security the Trust’s assets. In connection with such borrowing, the Trust may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Trust, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Trust. The Trust intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities earmarked or in a segregated account equal to the notional value of those positions. The Trust may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Trust does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Trust not enter into any such transactions if the Trust’s borrowings would thereby exceed 33⅓% of its Managed Assets.

The rights of lenders to the Trust to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Trust, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Trust certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Trust’s status as a RIC under the Code, the Trust intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Trust.

Certain types of borrowings may result in the Trust being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Trust may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Trust to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Trust from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Trust to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Trust to limit its investment in a particular asset class. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objective and policies.

Under the 1940 Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the value of the Managed Assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Managed Assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Managed Assets is at least 200% of such liquidation value after deducting the amount of such dividend or distribution. If preferred shares are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include more stringent asset coverage maintenance provisions, which will require the redemption of the preferred shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the Common Shares could impair the Trust’s ability to qualify as a RIC under the Code. If the Trust has preferred shares outstanding, two of the Trust’s Trustees will be elected by the holders of preferred shares as a class.

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The remaining Trustees of the Trust will be elected by the Common Shareholders and preferred shares, if any, voting together as a single class. In the event the Trust failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Trust.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Shares total return during the Trust’s first full year of operations, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. Specifically, the table is intended to illustrate the amplified effect leverage may have on Common Shares total returns based on the performance of the Trust’s underlying assets, i.e. gains or losses will be greater than they otherwise would be without the use of leverage. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See “Risks.”

The table further reflects the issuance of leverage through a credit facility and/or margin borrowings representing [·]% of the Managed Assets at an annual interest rate expense to the Trust of [·]%. The Common Shares must experience an annual return of [·]% in order to cover the rate of annual interest payments on forms of indebtedness, if any.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Shares Total Return	([ ])%	([ ])%	[ ]%	[ ]%	[ ]%

Common Shares Total Return is composed of two elements: the Trust’s net investment income after paying the carrying cost of leverage and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table above assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

If the Trust uses leverage, the amount of fees paid to the Adviser and Sub-Adviser for management services will be higher than if the Trust does not use leverage because the fees paid are calculated on the Managed Assets, which include assets purchased with leverage. Therefore, the Adviser and Sub-Adviser have a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Sub-Adviser and the Common Shareholders as only the Common Shareholders would bear the fees and expenses incurred through the Trust’s use of leverage.

Risks

Special Risk Considerations

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Common Shares.

Loans and Platform-Specific Risks

Loans are risky and speculative investments

Loans are risky and speculative investments. The loans are obligations of the borrower and depend entirely for payment on receipt of payments by a borrower. If a borrower fails to make any payments, the amount of interest payments received by the Trust will be reduced. Most loans will be unsecured personal loans. However, the Trust may invest in business loans, including secured loans. If borrowers do not make timely payments of the interest due

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on their loans, the yield on the Trust’s Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the Trust’s NAV will decrease. Uncertainty and negative trends in general economic conditions in the United States and abroad, including significant tightening of credit markets, historically have created a difficult environment for companies in the lending industry. Many factors may have a detrimental impact on the Platforms’ operating performance. These factors include general economic conditions, unemployment levels, energy costs and interest rates, as well as events such as natural disasters, acts of war, terrorism and catastrophes.

Risks related to loans include:

Prepayment Risk

Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty. In the event of a prepayment of the entire remaining unpaid principal amount of a borrower loan in which the Trust invests, the Trust will receive such prepayment but further interest will not accrue on such loan after the date of the prepayment. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on the prepaid portion, and the Trust will not receive all of the interest payments that it expected to receive.

When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Trust will generally be at lower rates of return than the return on the assets that were prepaid, which may result in a decline in the Trust’s income and distributions to Common Shareholders. Prepayment reduces the yield to maturity and the average life of the security.

Interest Rate Risk

Interest rate risk is the risk that investments, will decline in value because of changes in market interest rates. When interest rates rise the market value of debt securities generally will fall, and when interest rates fall the market value of such securities generally rise. The Trust’s investment in such securities means that the NAV and market price of the Common Shares may decline if market interest rates rise. This risk may be particularly acute because market interest rates are currently at historically low levels. During periods of declining interest rates, an issuer of debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Trust’s having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. Interest rates have recently been at or near historic lows. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Trust’s investments in common shares or other equity securities may also be influenced by changes in interest rates.

Investments in variable rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable rate instruments will not generally increase in value if interest rates decline. Synthetic variable rate debt instruments include the additional risk that the derivatives transactions used to convert a fixed interest rate into a variable interest rate may not work as effectively as intended, such that the Trust is worse off than if it had invested directly in variable rate debt instruments. Inverse variable rate debt securities may also exhibit greater price volatility than a fixed-rate debt obligation with similar credit quality. To the extent the Trust holds variable rate instruments, a decrease (or, in the case of inverse variable rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Common Shares.

Default Risk

Loans have substantial vulnerability to default in payment of interest and/or repayment of principal. Certain of the loans in which the Trust may invest have large uncertainties or major risk exposures to adverse conditions, and should be considered to be predominantly speculative. Loan default rates may be significantly affected by

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economic downturns or general economic conditions beyond the Trust’s control. In particular, default rates on loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, currency values, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. The significant downturn in the global economy that occurred in the past several years caused default rates on consumer loans to increase, and a continuation of the downturn may result in continued high or increased loan default rates.

The default history for loans sourced via Platforms is limited and actual defaults may be greater than indicated by historical data and the timing of defaults may vary significantly from historical observations. The Platforms make payments ratably on an investor’s investment only if they receive the borrower’s payments on the corresponding loan. If the Platforms do not receive payments on the corresponding loan related to an investment, the investor will not be entitled to any payments under the terms of the investment. Further, investors may have to pay a Platform an additional servicing fee of any amount recovered by the Platform’s third-party collection agencies assigned to collect on the loan. An investor may become dissatisfied with the Platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such Platform’s reputation may suffer and the Platform may lose investor confidence, which could adversely affect investor participation on the Platform’s marketplace.

Credit Risk

Credit risk is the risk that an issuer of, for example, a debt security or preferred stock, or the counterparty to a derivatives contract, will be unable to make interest, principal, dividend, or other payments when due. In general, lower rated securities carry a greater degree of credit risk. If rating agencies lower their ratings of securities in the Trust’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a debt security, a preferred stock or a derivatives contract may be insufficient to pay dividends, interest, principal or other required payments in a timely manner. Because a significant primary source of cash available for income distributions by the Trust is the dividend, interest, principal and other payments on loans in which it invests, any default by a borrower could have a negative effect on the Trust’s ability to pay dividends on Common Shares and/or cause a decline in the value of Trust assets. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Trust has sold credit protection.

Competition and Risks of Locating Suitable Investments; Ramp-Up Period

The success of the Trust will be dependent upon the Sub-Adviser’s ability to identify and be able to make suitable investments. The business in which the Trust will operate, however, is highly competitive, rapidly changing and involves a high degree of risk. The Trust will be competing with a number of other sources of capital having investment objective similar to those of the Trust. Some of the Trust’s competitors may have higher risk tolerance or different risk assessments, which could allow them to consider a wider variety of investments to be suitable loans. These characteristics could allow the Trust’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Trust may lose investment opportunities if it does not match its competitors’ pricing and terms. If the Trust is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Trust’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Trust’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act and other regulations imposes on it as a closed-end fund. Furthermore, there is a risk that the Trust will not be able to deploy its capital or re-invested capital in a timely or efficient matter given the increased demand for suitable loans. The rate of deployment of such capital would be contingent on the availability of suitable inventory at that time. The Trust may be unable to find a sufficient number of attractive loans to meet its investment objective.

The Trust depends on the Platforms’ ability to attract and identify sufficient borrower members and investors to meet investor demand. If there are not sufficient qualified loan requests, the Trust may be unable to deploy its capital in a timely or efficient manner. Pending deployment of the net proceeds of the offering, the Trust intends to

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invest cash held in cash deposits, cash equivalents and fixed income instruments for cash management purposes. Interim cash management is likely to yield lower returns than the expected returns from investments.

While the Trust expects it will be able to invest substantially all of the net proceeds of the offering in securities that meet the Trust’s investment objective and policies within six months after the completion of the offering, there are no assurances that there will be sufficient suitable loans in which to invest the Trust’s proceeds within this time frame. Moreover, there can be no assurance as to how long it will take for the Trust to invest any or all of the net proceeds of the offering, if at all, and the longer the period the greater the likelihood that the Trust’s performance will be materially adversely affected.

The Trust may face increasing competition for access to loans as the marketplace lending industry continues to evolve. The Trust may face competition from other institutional lenders such as fund vehicles and commercial banks that are substantially larger and have considerably greater financial, technical and marketing resources than the Trust. In fact, there are a number of private funds, commercial banks and managed accounts which have already deployed capital in the marketplace lending space. Other institutional sources of capital may enter the marketplace lending market. These potential competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than the Adviser and/or Sub-Adviser. There can be no assurance that the competitive pressures the Trust faces will not erode the Trust’s ability to deploy capital and thus impact the financial condition and results of the Trust.

The Sub-Adviser intends to build relationships and intends to enter into agreements with Platforms. However, if there are not sufficient qualified loan requests through any Platform, the Trust may be unable to deploy its capital in a timely or efficient manner. In such event, the Trust may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policy that are generally expected to offer lower returns than the Trust’s target returns from investments in loans.

In the event that the number of Platforms through which the Trust invests were to be limited in number, whether due to termination of existing agreements or failure to secure agreements or other terms with other Platforms, the Trust may be subject to certain risks associated with the concentration of its portfolio. A smaller universe of Platforms through which to acquire loans increases the risks associated with those Platforms changing their arrangements with respect to, inter alia, their underwriting and credit models, borrower acquisition channels and quality of debt collection procedures in such a way as to make them unsuitable for investment by the Trust. In addition, a Platform may become involved in a lawsuit, which could adversely impact that Platform’s performance and, in turn, the Trust’s portfolio’s performance.

Platform Risk

Marketplace lending is a new lending method and the Platforms themselves have limited operating histories. The interest rates on loans are generally fixed by the Platforms on the basis of an analysis of the borrower’s credit. The analysis is done through credit decisions and scoring models that may prove to be inaccurate, be based on false, misleading or inaccurate information, be subject to programming or other errors and/or be ineffective entirely. Further, the Trust’s Sub-Adviser will not be able to perform any independent follow-up verification on the borrower. As a general matter, borrowers assessed as having a higher risk of default are assigned higher rates. The Trust’s investment in any loan is not protected by any government guarantee.

The Platforms are for-profit businesses; they generate revenue by collecting a one-time fee on funded loans from borrowers and by assessing a loan servicing fee to investors such as the Trust (either a fixed amount annually or a percentage of the loan amount). Bankruptcy of the Platform that facilitated the loan may also put the Trust’s investment at risk.

The Platforms have a limited operating history at their current scale, and they have encountered and will continue to encounter risks, uncertainties, expenses and difficulties, including: navigating complex and evolving regulatory and competitive environments; increasing the number of borrowers and investors utilizing their marketplace; increasing the volume of loans facilitated through their marketplace and transaction fees received for matching borrowers and investors through their marketplace; entering into new markets and introducing new loan products; continuing to revise the marketplace’s proprietary credit decisions and scoring models; continuing to develop, maintain and scale their platform; effectively using limited personnel and technology resources; effectively maintaining and scaling

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their financial and risk management controls and procedures; maintaining the security of the Platform and the confidentiality of the information provided and utilized across the Platform; and attracting, integrating and retaining an appropriate number of qualified employees. If Platforms are not able to timely and effectively address these requirements, the Platforms’ business and results of operations may be harmed, which may reduce the possible available investments for the Trust.

The Platforms depend on debt facilities and other forms of debt in order to finance most of the loans they make to their customers. However, these financing sources may not continue to be available beyond the current maturity date of each debt facility, on reasonable terms or at all. As the volume of loans that a Platform makes to customers increases, it may require the expansion of its borrowing capacity on its existing debt facilities and other debt arrangements or the addition of new sources of capital. The availability of these financing sources depends on many factors, some of which are outside of the Platform’s control. The Platforms may also experience the occurrence of events of default or breaches of financial or performance covenants under their debt agreements, which could reduce or terminate their access to institutional funding. A Platform may not have adequate funding capacity in the event that an unforeseen number of customers to whom the Platform has extended a line of credit decide to draw their lines at the same time.

Security breaches of customers’ confidential information that the Platforms store may harm a Platform’s reputation and expose it to liability. The collection, processing, storage, use and disclosure of personal data could give rise to liabilities as a result of governmental regulation, conflicting legal requirements or differing views of personal privacy rights. A Platform’s ability to collect payment on loans and maintain accurate accounts may be adversely affected by computer viruses, physical or electronic break-ins, technical errors and similar disruptions. A Platform and its internal systems rely on software that is highly technical, and if it contains undetected errors, the Platform’s business could be adversely affected. A Platform may rely on data centers to deliver its services. Any disruption of service at these data centers could interrupt or delay a Platform’s ability to deliver its service to its customers. The Platforms’ business is subject to the risks of earthquakes, fire, power outages, floods and other catastrophic events, and to interruption by man-made problems such as strikes and terrorism. Demand for the Platforms’ loans may decline if they do not continue to innovate or respond to evolving technological changes. A Platform may evaluate, and potentially consummate, acquisitions, which could require significant management attention, disrupt the Platform’s business, and adversely affect its financial results. Because some investors may come to a Platform’s website via hyperlinks from websites of referral partners, it is possible that an unsatisfied investor could make a claim against such Platform based on the content of these third-party websites that could result in claims that are costly to defend and distracting to management. A Platform may be sued by third parties for alleged infringement of their proprietary rights, which could harm such Platform’s business. It may be difficult and costly to protect the Platforms’ intellectual property rights, and a Platform may not be able to ensure its protection. Some aspects of a Platform may include open source software, and any failure to comply with the terms of one or more of these open source licenses could negatively affect a Platform’s business.

Potential Inaccuracy of Information Supplied by Prospective Borrowers

Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation, and employment status that is included in borrower listings on the Platforms. As a general matter, the Platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the Platforms, including their intentions for the use of borrower loan proceeds. As a general matter, the Platforms do not verify any statements by prospective borrowers as to how loan proceeds are to be used nor confirms after loan funding how loan proceeds were used. To the extent false, misleading or incomplete information was supplied, it could adversely affect the Trust’s income and distributions to Common Shareholders.

Risks Associated with the Platforms’ Credit Scoring Models

A prospective borrower is assessed by a Platform based on a number of factors, including the borrower’s credit score and credit history. Credit scores are produced by third-party credit reporting agencies based on a borrower’s credit profile, including credit balances, available credit, timeliness of payments, average payments, delinquencies and account duration. This data is furnished to the credit reporting agencies by the creditors. A credit score or loan

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grade assigned to a borrower member by a Platform may not reflect that borrower’s actual creditworthiness because the credit score may be based on outdated, incomplete or inaccurate reporting data.

The Platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors, prove to be ineffective or the data provided by borrowers or third parties may be incorrect or stale. If any of this occurs, loan pricing and approval processes could be negatively affected, resulting in mispriced or misclassified loans, which could ultimately have a negative impact on the Trust’s income and distributions to Common Shareholders.

Additionally, it is possible that, following the date of any credit information received, a borrower member may have become delinquent in the payment of an outstanding obligation, defaulted on a pre-existing debt obligation, taken on additional debt or sustained other adverse financial or life events. If this information becomes unavailable or becomes more expensive to access, it could increase the Platforms’ costs as they seek alternative sources of information.

The Trust will be reliant on the borrower credit information provided to it by the Platforms which may be out of date, incomplete or inaccurate. In addition, for consumer loans, the Sub-Adviser will not have access to consolidated financial statements or other financial information about the borrowers and the information supplied by borrowers may be inaccurate or intentionally false. Unlike traditional lending, the Sub-Adviser will not be able to perform any independent follow-up verification with respect to a borrower member, as the borrower member’s name, address and other contact details remain confidential.

Because of these factors, the Sub-Adviser may make investment decisions based on outdated, inaccurate or incomplete information.

Limited Secondary Market and Liquidity

Marketplace loans generally have a maturity between one to five years. Investors acquiring marketplace loans directly through Platforms and hoping to recoup their entire principal must generally hold their loans through maturity. There is also currently no active secondary trading market for Platform Loans in which the Trust will invest, and there can be no assurance that such a market will develop in the future. Trade receivables and trade finance loans typically have short durations and the Trust may purchase these assets. There is currently very limited liquidity in the secondary trading of these investments. Marketplace loans are not at present listed on any national or international securities exchange. Until an active secondary market develops, the Trust will primarily adhere to a “lend and hold” strategy and will not necessarily be able to access significant liquidity. In the event of adverse economic conditions in which it would be preferable for the Trust to sell certain of its loans, the Trust may not be able to sell a sufficient proportion of its portfolio as a result of liquidity constraints. In such circumstances, the overall returns to the Trust from its investments may be adversely affected. In addition, the limited liquidity may cause a Platform’s other investors and potential investors to consider these investments to be less appealing and demand for these investments may decrease, which may adversely affect the Platforms’ business. Moreover, certain marketplace loans are subject to certain additional significant restrictions on transferability.

Loans are Generally not Secured by any Collateral or Guaranteed or Insured by any Third Party

The ability of the Trust to earn revenue is completely dependent upon payments being made by the borrower of the loan acquired by the Trust through a Platform. The Trust (as a lender member) will receive payments under any loans it acquires through a Platform only if the corresponding borrower through that Platform (borrower member) makes payments on the loan.

As a general matter, Platform Loans are unsecured obligations of the borrowers. Thus, as a general matter, they are not secured by any collateral, not guaranteed or insured by any third party and not backed by any governmental authority in any way. The Platforms and their designated third party collection agencies may be limited in their ability to collect on loans. The Trust must typically rely on the collection efforts of the Platforms and their designated collection agencies and does not generally expect to have any direct recourse against borrower members, will not be able to obtain the identity of the borrower members in order to contact a borrower about a loan and will otherwise have no ability to pursue borrower members to collect payment under loans.

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In addition, in the case of five years loan on certain Platforms located in the United States, after the final maturity date, the Platform may have no obligation to make any late payments to their lender members. The Platform will retain from the funds received from the relevant borrower and otherwise available for payment to the Trust any insufficient payment fees and the amounts of any attorney’s fees or collection fees it, a third party service provider or collection agency imposes in connection with such collection efforts.

The investment return on the loans depends on borrowers fulfilling their payment obligations in a timely and complete manner. Borrowers may not view marketplace lending obligations sourced on the Platform as having the same significance as other credit obligations arising under more traditional circumstances, such as loans from banks or other commercial financial institutions. If a borrower neglects his or her payment obligations on a loan or chooses not to repay his or her loan entirely, the Trust may not be able to recover any portion of its investment in such loan. As a result, the Trust’s NAV will decrease.

All loans are credit obligations of individual borrowers and the terms of the borrower members’ loans may not restrict the borrowers from incurring additional debt. If a borrower member incurs additional debt after obtaining a loan through a Platform, that additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance could ultimately impair the ability of that borrower to make payments on its loan and the Trust’s ability to receive the principal and interest payments that it expects to receive on those loans. To the extent borrower members incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loan or it may impair the Platform’s ability to collect on the loan if it goes unpaid. Since consumer loans are unsecured, borrower members may choose to repay obligations under other indebtedness before repaying loans facilitated through a Platform because the borrowers have no collateral at risk. The Trust will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

Where a borrower member is an individual, if such a borrower with outstanding obligations under a loan dies while the loan is outstanding, the borrower’s estate may not contain sufficient assets to repay the loan or the executor of the borrower’s estate may prioritize repayment of other creditors. Numerous other events could impact a borrower’s ability or willingness to repay a loan in which the Trust has invested, including divorce or sudden significant expenses, such as uninsured healthcare costs.

Identity fraud may occur and adversely affect the Trust’s ability to receive the principal and interest payments that it expects to receive on loans. A Platform may have the exclusive right and ability to investigate claims of identity theft and this creates a conflict of interest between the Trust and such Platform. If a Platform determines that verifiable identity theft has occurred, that Platform may be required to repurchase the loan or indemnify the Trust and in the alternative, if the Platform denies a claim under any identify theft guarantee, the Platform would be saved from its repurchase or indemnification obligations.

The Trust will not be protected from any losses it may incur from its investments in any loans resulting from borrower default by any insurance-type product operated by any of the Platforms through which it may invest.

Borrowers May Seek the Protection of Debtor Relief under Federal Bankruptcy or State Insolvency Laws, Which May Result in the Nonpayment of the Trust’s Loans

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on the loan on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a loan after a bankruptcy status is declared depends on the borrower’s particular financial situation. In most cases, however, unsecured creditors, such as the Trust, receive nothing, or only a fraction of their outstanding debt.

Risks Relating to Compliance and Regulation of Marketplace Lending Participants in the United States

The loan industry in the United States is highly regulated

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The loan industry in the United States is highly regulated. The loans made through the Platforms domiciled in the U.S. (referred to herein as “U.S. Platforms”) are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. These authorities also may impose obligations and restrictions on the Platforms’ activities. In particular, these rules require extensive disclosure to, and consents from, prospective borrowers and borrowers, prohibit discrimination and may impose multiple qualification and licensing obligations on Platform activities. In addition, one or more U.S. regulatory authorities may assert that the Trust, as a lender member of the U.S. Platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Trust were required to comply with additional laws or regulations, this would likely result in increased costs for the Trust and may have an adverse effect on its results or operations or its ability to invest in loans through the U.S. Platforms. The Platforms’ failure to comply with the requirements of applicable U.S. rules and regulations may result in, among other things, the Platform (or its lender member) being required to register with governmental authorities and/or requisite licenses being revoked, or loan contracts being voided, indemnification liability to contract counterparties, class action lawsuits, administrative enforcement actions and/or civil and criminal liability. Determining the applicability of and effecting compliance with such requirements is at times complicated by the Platforms’ novel business model. Moreover, these requirements are subject to periodic changes. Any such change necessitating new significant compliance obligations could have an adverse effect on the Platforms’ compliance costs and ability to operate. The Platforms would likely seek to pass through any increase in the Platforms’ costs to the lender members such as the Trust.

The Consumer Financial Protection Bureau (“CFPB”), which commenced operations in July 2011, has broad authority over the businesses in which the Platforms engage. This includes authority to write regulations under federal consumer financial protection laws, such as the Truth in Lending Act and the Equal Credit Opportunity Act, and to enforce those laws against and examine large financial institutions, such as the Platforms’ issuing banks, for compliance. The CFPB is authorized to prevent “unfair, deceptive or abusive acts or practices” through its regulatory, supervisory and enforcement authority. To assist in its enforcement, the CFPB maintains an online complaint system that allows consumers to log complaints with respect to various consumer finance products, including the loan products we facilitate. This system could inform future CFPB decisions with respect to its regulatory, enforcement or examination focus. The Platforms are subject to the CFPB’s jurisdiction, including its enforcement authority, as a servicer and acquirer of consumer credit. The CFPB may request reports concerning the Platforms’ organization, business conduct, markets and activities. The CFPB may also conduct on-site examinations of the Platforms’ business on a periodic basis if the CFPB were to determine, through its complaint system, that the Platforms were engaging in activities that pose risks to consumers. There continues to be uncertainty as to how the CFPB’s strategies and priorities, including in both its examination and enforcement processes, will impact the Platforms’ businesses and their results of operations going forward. Actions by the CFPB could result in requirements to alter or cease offering affected loan products and services, making them less attractive and restricting the Platforms’ ability to offer them. Actions by the CFPB or other regulators against the Platforms, their issuing banks or their competitors that discourage the use of the marketplace model or suggest to consumers the desirability of other loan products or services could result in reputational harm and a loss of borrowers or investors. The Platforms’ compliance costs and litigation exposure could increase materially if the CFPB or other regulators enact new regulations, change regulations that were previously adopted, modify, through supervision or enforcement, past regulatory guidance, or interpret existing regulations in a manner different or stricter than have been previously interpreted.

Different Platforms adhere to different business models, resulting in uncertainty as to the regulatory environment applicable to the Trust. For example, one Platform may operate from a particular state to make loans to small- and mid-sized companies across the United States. The Platform must comply with that state’s licensing requirements and possible usury limitations. However, other states could seek to regulate the Platform (or the Trust as a lender under the platform) on the basis that loans were made to companies located in such other state. In that case, loans made in that other state could be subject to the maximum interest rate limits (usury laws), if any, of such jurisdiction, which in turn could limit revenues for the Trust. Moreover, it could further subject the Platform (or the Trust) to such state’s licensing requirements.

Another Platform may follow a different model in which all loans sourced by the Platform are made through a bank. The bank may work jointly with the Platform to act as the issuer, i.e., the “true lender,” of the Platform’s loans. However, if challenged, courts may instead decide that the Platform (or the Trust as a lender under the Platform) is the true lender of the loans. Courts have recently applied differing interpretations when determining which party is

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the true lender. The resulting uncertainty may increase the possibility of claims brought against the Platforms by borrowers seeking to void their loans or subject the Platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the Platform (or the Trust) is deemed to be the true lender in any jurisdiction instead of the issuing bank (whether determined by a regulatory agency at the state or federal level or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits (usury laws) of such jurisdiction and existing loans may be unenforceable, and the Platform (and/or the Trust) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such Platforms to terminate their business. In such circumstances, there is likely to be a material adverse effect on the Sub-Adviser’s ability to continue to invest in certain or all marketplace loans and the Trust’s ability to pursue its investment objective and generate anticipated returns.

Marketplace lending industry participants, including Platforms and the Trust, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations and consumer law torts, including fraud. Moreover, marketplace loans generally are written using standardized documentation. Thus, many borrowers may be similarly situated in so far as the provisions of their respective contractual obligations are concerned. Accordingly, allegations of violations of the provisions of applicable federal or state consumer protection laws could potentially result in a large class of claimants asserting claims against the platforms and other related entities.

The interest rates that the Platforms charge to borrowers are based upon the ability under federal law of the issuing banks that originates the loan to export the interest rates of its jurisdiction of formation or incorporation to provide uniform rates to all borrowers in all states that have not opted out. Certain primary issuing banks for some of the Platforms export the interest rates of Utah, they state in which they are incorporated, which allows parties to generally agree by contract to any interest rate. The current annual percentage rates offered by these banks through the Platforms for personal loans range from approximately 6% to 29%. Certain states, including Utah, have no statutory interest rate limitations on personal loans, while other jurisdictions have a maximum rate that is less than the current maximum rate offered by these banks through the Platforms. If a borrower were to successfully bring claims against one of the Platforms for state usury law violations or other similar violations, and the rate on that borrower’s personal loan was greater than that allowed under applicable state law, the Platforms could be subject to, among other things, fines and penalties, which would negatively affect the Trust. If the Platforms’ ability to export the interest rates, and related terms and conditions, permitted under a particular state’s law to borrowers in other states is determined to violate applicable lending laws, a Platform could be subject to the interest rate restrictions, and related terms and conditions, of the lending laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could significantly and adversely impact the Platforms’ operations and ability to operate, and they may be forced to end or significantly change their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Trust.

Even in the absence of regulations, plaintiffs may successfully challenge the funding bank or other lending models. Recent case law has cast doubt on the viability of the model in which many Platforms operate and in particular their ability to charge the same rate as a funding bank after a loan has been sold to the Platform. The U.S. Court of Appeals for the Second Circuit (“Second Circuit”) recently issued a significant decision that interpreted the scope of federal preemption under the National Bank Act (the “NBA”) and held that a non-bank assignee of loans sourced by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although the decision is binding only in Connecticut, New York and Vermont, it may significantly affect non-bank assignees of loans, including the loan origination practices of certain marketplace lenders. Possible consequences of the decision include: (i) circumstances where non-bank assignees/purchasers of bank loans may face uncertainty regarding their ability to rely upon federal preemption of state usury laws; and (ii) circumstances where a number of marketplace lending platforms purchase loans from state-chartered banks promptly after origination and rely upon federal preemption to exempt the loans from state usury caps, and where the Second Circuit decision, although directly ruling on purchasers of national bank loans, could be applied to those purchases by courts considering the scope of federal preemption under the Depository Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks). The Second Circuit’s decision appears to be contrary to other federal circuit court decisions and inconsistent with long-standing commercial practice, and it could be challenged and reconsidered. Therefore the impact of the Second Circuit’s decision is uncertain.

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Additionally, in July 2015, the U.S. Treasury Department issued an informational request about the benefits and risks associated with new online lending platforms. The information requested asked for responses on various topics, including how marketplace lenders manage the risk of fraud and hacker attacks, how they protect consumers against scams or default, how much investors in the loans rely on borrowed money, and whether the lenders should have to put up their own capital to back loans they originate or underwrite. The information request is in the information-collecting stage and no interpretive guidance has currently been released. The Trust cannot predict what form any such rulemaking or interpretive guidance may take. In addition, the Trust cannot provide any assurance that the outcome of the information request will not require additional regulatory changes to Platforms that may adversely affect the Platforms’ and, consequently, the Trust’s businesses. If a change in the laws or the interpretations of current laws were to occur, the Platforms could be required to either change the manner in which it conducts its operations or halt business operations all together, which would have a material adverse effect on the Trust and its ability to pursue its investment objective and investment strategy.

Risk of the Platform or Trust being deemed the true lender

The resulting uncertainty may increase the possibility of claims brought against the Platforms by borrowers seeking to void their loans or subject the Platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the Platform (or the Trust) is deemed to be the true lender in any jurisdiction (whether determined by a regulatory agency or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits of such jurisdiction and existing loans may be unenforceable, and the Platform (and/or the Trust) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such Platforms to terminate their business. In such circumstances, there is likely to be an adverse effect on the Sub-Adviser’s ability to continue to invest in certain or all marketplace loans and the Trust’s ability to pursue its investment objective and generate anticipated returns.

The risk that either the Platforms or the Trust (as lender member) is deemed the true lender in any jurisdiction exists with respect to loans made to both consumers and businesses. U.S. courts have rarely analyzed questions regarding true lenders in the context of business loans. Although it is expected that U.S. courts’ true lender analysis would be the same for both consumer and business loans, additional uncertainty exists as to how U.S. courts would analyze questions regarding true lenders in a business loan context. Although the Directors are not currently aware that any state regulators have taken the position that the Platforms are the actual providers of loans to borrower members, any action undertaken by state regulators to assert such a position could have a material adverse effect on the lending model utilized by the marketplace lending industry and, consequently, the ability of the Trust to pursue a significant part of its investment strategy.

At any time there may be litigation pending against banks that issue loans for the Platforms. Any such litigation may significantly and adversely impact the Platforms’ ability to make loans or subject them to fines and penalties, which could consequently have a material adverse effect on the Trust.

The Platforms could also be forced to comply with the lending laws of all U.S. states, which may not be feasible and could result in Platforms ceasing to operate. Any increase in cost or regulatory burden on a Platform could have a material adverse effect on the Trust. Specifically, an adverse ruling in the Bill Me Later, Inc. matter could undermine the basis of the Platforms’ business models and could result ultimately in a Platform or its lender members being characterized as a lender, which as a consequence would mean that additional U.S. consumer protection laws would be applicable to the borrower member loans sourced on the borrower member loans could be voidable or unenforceable. In addition, a Platform or its lender members could be subject to claims by borrower members, as well as enforcement actions by regulators. Even if a Platform were not required to cease operation with residents of certain states or to change its business practices to comply with applicable laws and regulations, the Platform or its lender members could be required to register or obtain, and maintain, licenses or regulatory approvals in all 50 U.S. states at substantial cost. If a Platform were subject to fines, penalties, or other regulatory action, or ceased to operate, this could have a material adverse effect on the Trust and its investments in such Platform.

The Trust may contract with other Platforms which follow the above model, which will result in the Trust having the same risks relative to such other U.S. Platforms as are described above.

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Fair Debt Collection Practices Act

The U.S. Federal Fair Debt Collection Practices Act (FDCPA) provides guidelines and limitations on the conduct of third party debt servicers in connection with the collection of consumer debts. In order to ensure compliance with the FDCPA, the Platforms often contract with professional third party debt collection agencies to engage in debt collection activities. The Consumer Financial Protection Bureau, the U.S. federal agency now responsible for administering the FDCPA, is engaged in a comprehensive rulemaking regarding the operation of the FDCPA which likely will affect the obligations of sellers of debt to third parties, as well as change other regulatory requirements. Any such changes could have an adverse effect on any U.S. Platforms following the a certain model and therefore on the Trust as a lender member.

Privacy and Data Security Laws

The U.S. Federal Gramm-Leach-Bliley Act (GLBA) limits the disclosure of non-public personal information about a consumer to non-affiliated third parties and requires financial institutions to disclose certain privacy policies and practices with respect to its information sharing with both affiliates and non-affiliated third parties. A number of states have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other federal and state statutes deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. Platforms following certain platform models generally have privacy policies that conform to these GLBA and other requirements. In addition, such U.S. Platforms have policies and procedures intended to maintain Platform participants’ personal information securely and dispose of it properly. The Platforms do not and the Trust will not sell or rent such information to third parties for marketing purposes. Through its participation in the Platforms, the Trust will obtain non-public personal information about loan prospective borrowers, as defined in GLBA, and intends to conduct itself in compliance with, and as if it is subject to the same limitations on disclosure and obligations of safeguarding and proper disposal of non-public personal information.

In addition, the Trust could be subject to state data security laws, depending on whether the information the Trust obtains is considered non-public personally identifiable information under those state laws. Any violations of state data security laws by the Trust could subject it to fines, penalties, or other regulatory action on a state-by-state basis, which, individually or in the aggregate, could have a material adverse effect on the Trust due to the compliance costs related to any violations as well as costs to ensure compliance with such laws on an on-going basis. Additionally, any violations of the GLBA by the Trust could subject it to regulatory action by the U.S. Federal Trade Commission, which could require the Trust to, inter alia, implement a comprehensive information security and reporting program and to be subject to audits on an ongoing basis.

OFAC and Bank Secrecy Act

In co-operation with various banks, the U.S. Platforms implement the various anti-money laundering and screening requirements of applicable U.S. federal law. The Trust will not be able to control or monitor the compliance of the various banks or the Platforms with these regulations. Moreover, in the Trust’s participation with the Platforms, it will be subject to compliance with OFAC (Office of Foreign Assets Control), the USA PATRIOT Act and Bank Secrecy Act regulations applicable to all businesses, which for the Trust will generally involve co-operation with U.S. authorities in investigating any purported improprieties. Any material failure by any of the various banks, the Platforms or the Trust to comply with OFAC and other similar anti-money laundering restrictions or in connection with any investigation relating thereto could result in additional fines or penalties that, depending on the violations, could amount to US$1,000 to US$25,000 per violation. Such fines or penalties could have a material adverse effect on the Trust directly, for amounts owed for fines or penalties, or indirectly, as a negative consequence of the decreased demand for loans from the Platforms as a result of any such adverse publicity and other reputation risks associated with any such fines and penalties assessed against the Platforms or the various banks.

Service Members Civil Relief Act

U.S. federal law provides borrower members on active military service with rights that may delay or impair a Platform’s ability to collect on a borrower member loan. The Service Members Civil Relief Act (“SCRA”) requires that the interest rate on pre-existing debts, such as member loans, be set at no more than 6 percent while the qualified service member or reservist is on active duty. A holder of a note that is dependent on such a member loan, as the Trust may be, will not receive the difference between 6 percent and the original stated interest rate for the

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member loan during any such period. This law also permits courts to stay proceedings and execution of judgments against service members and reservists on active duty, which may delay recovery on any member loans in default and, accordingly, payments on the notes that are dependent on these member loans. If there are any amounts under such a member loan still due and owing to the Platform after the final maturity of the notes that correspond to the member loan, the Platform will have no further obligation to make payments on the notes to the Trust, even if the Platform later receives payments after the final maturity of the notes.

Platforms do not take military service into account in assigning loan grades to borrower member loan requests. In addition, as part of the borrower member registration process, Platforms do not request their borrower members to confirm if they are a qualified service member or reservists within the meaning of the SCRA. The SCRA is specific to the United States and therefore does not pose a risk for other jurisdictions in which the Trust may invest.

Systems and Operational and Cybersecurity Risks

The Trust depends on the development and implementation of appropriate systems for the Trust’s activities. The Trust relies heavily on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain loans, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Trust’s activities. The Sub-Adviser may not be in a position to verify the risks or reliability of such third-party systems. In addition, the Trust relies on information systems to store sensitive information about the Trust, the Adviser, their affiliates and the shareholders. Any failure of the IT systems developed and maintained by the Sub-Adviser or Adviser could have a material adverse effect on the ability of the Trust to acquire and realize investments and therefore negatively impact the Trust’s performance.

The Sub-Adviser will be reliant upon attaining data feeds directly from the Platforms via an API connection. Any delays or failures could impact operational controls and the valuation of the portfolio. While the Sub-Adviser has in place systems to continually monitor the performance of these IT systems, there can be no guarantee that issues will not arise that may require attention from a specific Platform. Any such issues may result in processing delays. To seek to mitigate this risk the Sub-Adviser will seek to put in place, with each Platform through which the Trust intends to invest, a defined process and communication standard to support the exchange of data.

Technology complications associated with lost or broken data fields as a result of Platform-level changes to API protocols may impact the Trust’s ability to receive and process the data received from the Platforms.

To effectuate the Trust’s investment objective, the Sub-Adviser’s activities will be dependent upon systems operated by third parties, including without limitation the Platforms, [the Sub-Adviser,] banks, market counterparties and other service providers, and the Sub-Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Sub-Adviser, Platforms, banks, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for.

In addition, despite the security measures established by the Sub-Adviser and other third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in a Platform’s, the Sub-Adviser’s and/or the Trust’s operations or breach of such Platform’s, the Sub-Adviser’s and/or the Trust’s information systems may cause the Trust to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage.

The highly automated nature of a Platform may make it an attractive target and potentially vulnerable to cyber attacks, computer viruses, physical or electronic break-ins and similar disruptions. If a hacker were able to infiltrate a Platform, the Trust may experience losses on, or delays in the recoupment of amounts owed on, a fraudulently induced purchase of a loan. If a Platform is unable to prevent such activity, the value in the loans and such Platform’s ability to fulfill its servicing obligations and to maintain the Platform would be adversely affected. Because techniques used to sabotage or obtain unauthorized access to systems change frequently and generally are not recognized until they are launched against a target, the Platforms may be unable to anticipate these techniques or

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to implement adequate preventative measures. In addition, federal regulators and many federal and state laws and regulations require companies to notify individuals of data security breaches involving their personal data. If security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in software are exposed and exploited, relationships with borrowers and investors could be severely damaged. All of these potential risks may cause a decrease in the amount of loans acquired by the Platforms, which may directly affect the Trust and its ability to achieve its investment objective. The potential for security breaches may also adversely affect the Trust due to its reputational impact on the Platforms and wider effect on the peer-to-peer lending industry as a whole.

Any of the foregoing failures or disruptions could have a material adverse effect on the Trust and the shareholders’ investments therein.

General Risks

No Operating History

The Trust is a closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. Shares of closed-end investment companies frequently trade at a discount from their NAV. The Trust does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Trust and its performance. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the offering.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Trust. The value of these securities and financial assets may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions. Further, the value of securities held by the Trust may decline in value due to factors affecting securities markets generally the bond market, status of the borrower or particular industries.

The success of the Trust’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Trust’s investments), rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency, emerging market volatility and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations).

In particular, economic and financial market conditions began to significantly deteriorate approximately five years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the long-term effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. The Trust’s investment strategies and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although certain financial markets have shown some recent signs of improvement, to the extent economic conditions experienced over the last five years continue, they may adversely impact the investments of the Trust.

There can be no assurance that conditions in the global financial markets will not worsen and/or adversely affect one or more of the Trust’s investments, its access to capital for leverage or the Trust’s overall performance. The Trust’s investment strategy relies in part on the continuation of certain trends and conditions observed in the market for investments (e.g., the inability of certain companies and individuals to obtain financing solutions from traditional lending sources or otherwise access the capital markets) and the broader financial markets as a whole, and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the

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assumptions made or the beliefs and expectations currently held by the Trust, the Adviser, the Sub-Adviser and the Platforms will prove correct, and actual events and circumstances may vary significantly.

The Trust may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Trust interacts on a daily basis.

High-Yield Instruments and Unrated Debt Securities Risk

The loans purchased by the Trust are not rated by a nationally recognized statistical rating organization. In evaluating the creditworthiness of borrowers, the Sub-Adviser relies on the ratings ascribed to such borrowers by the relevant Platform or otherwise determined by the Sub-Adviser. The analysis of the creditworthiness of borrowers of loans may be a lot less reliable than for loans sourced than through more conventional means. In addition, the Trust may invest in debt securities and instruments that are classified as “higher-yielding” (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by NRSROs or will be unrated. These investments are commonly referred to as “junk” investments. Investments in such securities are subject to greater risk of loss of principal and interest than higher-rated instruments and may be considered to be predominantly speculative with respect to the obligor’s capacity to pay interest and repay principal. Such investments may also be considered to be subject to greater risk than those with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with high-yield instruments, the yields and prices of such instruments may fluctuate more than those that are higher-rated. The market for high-yield instruments may be smaller and less active than those that are higher-rated, which may adversely affect the prices at which the Trust’s investments can be sold and result in losses to the Trust, which, in turn, could have a material adverse effect on the performance of the Trust. Such securities and instruments are generally not exchange-traded and, as a result, trade in the OTC marketplace, which is less transparent than the exchange-traded marketplace.

Equity Securities Risk

The prices of equity securities change in response to many considerations, including the historical and prospective earnings of the issuer, the value of its assets, changes in demand for an issuer’s products or services, increased production costs, overall economic conditions, management decisions, interest rates, currency exchange rates, investor sentiment, and market liquidity. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Trust. In addition, equity securities held by the Trust may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. The Trust’s expected investments in preferred stocks carries its own unique risks. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. In addition, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. The prices of preferred stock also tend to move upwards slower than common stock prices and the preferred stock may be substantially less liquid than common stock or other securities.

Depositary Receipts Risk

The Trust may invest in depositary receipts, including unsponsored depositary receipts. The issuers of unsponsored depositary receipts may not provide as much information about the underlying issuer and the depositary receipts may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Repurchase Agreements Risk.

Repurchase agreements typically involve the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will

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sell the securities back to the institution at a fixed time in the future. The Trust does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Trust seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Trust may seek to liquidate such collateral. However, the exercise of the Trust’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Trust could suffer a loss.

Reverse Repurchase Agreements Risk.

The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Trust has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Trust may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Trust may be adversely affected. Also, in entering into reverse repurchase agreements, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Trust’s NAV will decline, and, in some cases, the Trust may be worse off than if it had not used such instruments.

When-Issued and Delayed Delivery Transactions Risk

The Trust may purchase fixed-income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Trust with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Trust to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Trust will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Asset-Backed Securities Risk

Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

Convertible Securities Risk.

Convertible Securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. When the market price of the underlying common stock approaches or is greater than the convertible security’s conversion price, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. The conversion prior is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. Consequently, a unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not

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experience market value declines to the same extent as the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer’s debt obligations.

Collateralized Debt Obligations Risk

Cash flows in a CDO are split into two or more tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the underlying pool of bonds and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CDO securities as a class. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities may not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by an NRSRO; (iii) the Trust is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Trust could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidations due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Risk of Investing in Other Investment Companies

Investments in other investment companies present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investments in other investment companies are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Investments in other investment companies may expose the Trust to an additional layer of financial leverage. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk.

Valuation Risk

The Platform Loans are investments for which market quotations are not readily available. Accordingly, the Trust values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of an investment or other asset. The Trust is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. In addition, uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, there can be no assurance that fair value pricing will reflect the values that would have been used if a ready market existed for the investments, and it is possible that the fair value determined for an investment or other asset will be materially different from the prices used by others for the same investment or other asset and/or from the value that actually could be or is realized upon the sale of that investment or other asset. The Trust’s NAV, market price and distributions could be adversely affected if the Trust’s determinations regarding the fair value of the Trust’s investments were materially higher than the values that the Trust ultimately realizes upon the disposal of such investments.

Legal and Regulatory Risk – General

Legal, tax and regulatory changes could occur and may adversely affect the Trust and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The regulation of U.S. and non-U.S.

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securities and investment funds, such as the Trust, has undergone substantial changes in recent years, and such change may continue. New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Trust. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The cost to comply with such laws and regulations may be significant and would increase operating expenses. The Trust also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Trust and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Trust and the Adviser will continue to be eligible for such exemptions. For example, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Trust pursuant to Regulation 4.5 promulgated by the CFTC. For the Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Trust, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended (“CEA”) (other than positions entered into for hedging purposes) may not exceed five percent of the Trust’s liquidation value or, alternatively, the net notional value of the Trust’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Trust’s liquidation value. In the event the Adviser fails to qualify for the exclusion with respect to the Trust and is required to register as a “commodity pool operator,” it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Trust, which may increase the Trust’s expenses.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) is intended to establish rigorous oversight standards for the U.S. economy and American investors and businesses. The implementation of the Dodd-Frank Act will occur over a period of time and its impact on the Trust and the ability of the Trust to meet its investment objective is unknown. The effect of the Dodd-Frank Act or other regulatory changes on the Trust could be substantial and may adversely affect the Trust’s performance. The implementation of the Dodd-Frank Act could also adversely affect the Adviser, Sub-Adviser and the Trust by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s, Sub-Adviser’s and the Trust’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser, Sub-Adviser and the Trust, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser, Sub-Adviser and the Trust may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. The Trust could be adversely affected by the regulation. The effect of any future regulatory change on the Trust could be substantial and adverse.

As internet commerce continues to evolve, increasing regulation by U.S. federal and state governments becomes more likely. Platforms may be negatively affected by the application of existing laws and regulations or the enactment of new laws applicable to online lending. In addition, federal and state governmental or regulatory agencies may decide to impose taxes on services provided over the Internet. These taxes could discourage the use of the Internet as a means of consumer lending, which would adversely affect the viability of the Platforms. As a result, the Trust’s performance would be negatively impacted by the non-viability of any or all of the Platforms in which it has invested in loans.

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In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Trust and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Reinvestment Risk

Income from the Trust’s portfolio will decline if and when the Trust invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income received by the Trust from its investments is likely to have a negative effect on the market price, NAV and/or distributions to the Common Shareholders.

[Risks Related to Investments in Corporate Trade Receivables]

The Trust will seek to invest in trade receivables sourced by Platforms and will therefore be subject to the Platforms’ ability to sufficiently source deals that fall within the Trust’s investment and risk parameters. Limited origination of suitable trade receivables through the Platforms could have a negative impact on the Trust’s ability to deploy its capital and therefore impact the Trust’s expected returns.

The Trust is subject to the Platforms’ ability to monitor and curtail factoring fraud which typically stems from the falsification of invoice documents. False invoices can easily be created online to look like they have been issued by legitimate debtors or are otherwise created by legitimate debtors at inflated values. The Trust’s investment in trade receivables through Platforms is therefore reliant on the Platforms’ ability to carry out appropriate due diligence on all parties involved such that no losses occur due to fraudulent activity.

The Trust will to some extent be reliant on the internal credit ratings by the Platform but may seek to carry out independent credit checks, where available, in relation to either the creditor or debtor. In the event of insolvency of any debtor where invoices have been purchased by the Trust, the Trust may only rank as unsecured creditor. Where invoices have been advanced, in the case of insolvency by the creditor, the debtor is made aware that the invoice has been advanced and is obliged to make payment to the Trust. However, the Trust will be subject to the risk of payment being delayed or not made.

Platforms that lend to corporations conduct due diligence but do not always conduct on-site visits to verify that the business exists and is in good standing. For this reason, the risk of fraud may be greater with corporate trade receivables.

The Platforms seek to validate that the debtor has received the goods or services and is willing to pay the creditor before making the receivables available for investment. There can however be no assurance that the debtor will not subsequently dispute the quality or price of the goods or services and elect to withhold payments. Fraud, delays or write-offs associated with such disputes could directly impact the earnings of the Trust on its investments in trade receivables.]

Risks of Investing in the Equity of Platforms

These investments are expected to be in entities which are smaller companies. Smaller companies, in comparison to larger companies, often have a more restricted depth of management and higher risk profiles. Investors should not

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expect that the Trust will necessarily be able to realize, within a period which they would otherwise regard as reasonable, its investments in such companies and any such realizations that may be achieved may be at considerably lower yields than expected.

The Trust may invest in the listed or unlisted equity of any Platform, excluding financial instruments issued by a Platform that are backed by, or linked to, a loan. Investments in unlisted equity, by their nature, involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed securities and therefore may be more difficult to realize.

In comparison with listed and quoted investments, unlisted companies are subject to further particular risks, including that they:

•	may have shorter operating histories and smaller market shares, rendering them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a founder or small group of persons and, if any such persons were to cease to be involved in the management or support of such companies, this could have a material adverse impact on their business and prospects and the investment in them made by the Company; and

•	generally have less predictable operating results and may require significant additional capital to support their operations, expansion or competitive position.

Investments which are unlisted at the time of acquisition may remain unlisted and may therefore be difficult to value and/or realize.

Leverage Risk

The use of leverage creates an opportunity for increased net investment income dividends for Common Shareholders, but also creates risks for Common Shareholders. Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses leverage. As a result, leverage may cause greater changes in the Trust’s NAV. The Trust will also have to pay interest or dividends on its leverage, which may reduce the return on the Common Shares. This interest expense may be greater than the Trust’s return on the underlying investment. The Trust’s leveraging strategy may not be successful.

The Trust initially intends to use a credit facility and/or margin borrowings of up to [·]% of its Managed Assets for investment purposes. The use of a credit facility and/or margin borrowings creates certain additional risks.

For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Trust has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Trust could be subject to a “margin call,” pursuant to which the Trust must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the Trust’s assets, the Trust might not be able to liquidate assets quickly enough to pay off the credit facility and/or margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

If the Trust borrows funds from banks or other financial institutions (i.e., a credit facility and/or margin borrowings), the Trust may be required to prepay its loan or incur a penalty rate of interest upon the occurrence of certain events of default. The Trust would also likely have to indemnify the lenders under a credit facility against liabilities they may incur in connection therewith. In addition, the Trust expects that any credit facility would contain covenants that, among other things, likely would limit the Trust’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Trust may be

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required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price of the securities the Trust is obligated to repurchase and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed.

Subject to market conditions, the Trust may issue preferred shares as a form of financial leverage. Any such preferred shares of the Trust would be senior to the Common Shares, such that holders of preferred shares would have priority over the distribution of the Trust’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Trust, voting separately as a class.

The Trust anticipates that leverage for investment purposes will pay interest or dividends based on shorter-term interest rates that would be periodically reset. So long as the Trust’s portfolio provides a higher rate of return, net of expenses, than the rate paid on leverage as reset periodically, the leverage may cause Common Shareholders to receive a higher current rate of return than if the Trust were not leveraged. If, however, long-term and/or short-term rates rise, the rate paid on leverage could exceed the rate of return on securities held by the Trust, reducing return to Common Shareholders. Recent developments in the credit markets may adversely affect the ability of the Trust to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Common Shareholders. There is no assurance that a leveraging strategy will be successful. See “Risks—Leverage Risk.”

Derivatives Risk

The Trust may invest in derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for investment purposes and for hedging purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Derivative transactions, including options on securities and securities indices and other transactions in which the Trust may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Trust to increased risk of principal loss due to unexpected movements in securities prices and interest rates, and imperfect correlations between the Trust’s securities holdings and indices upon which derivatives transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Trust’s performance. The Trust also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Trust’s performance.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Trust’s use of derivatives, which could have an adverse impact on the Trust. The Adviser and Sub-Adviser cannot predict the effects of these regulations on the Trust’s portfolio.

The Trust’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Trust’s portfolio holdings or other factors. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Trust will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

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Structured Products Risk

The Trust may invest in structured investments, structured notes and other similar products consistent with the Trust’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or the London Interbank Offered Rate (“LIBOR”)), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the effect of the movements of these factors may increase or decrease through the use of multipliers or deflators. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product.

Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Trust generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Trust’s illiquidity to the extent that the Trust, at a particular point in time, may be unable to find qualified buyers for these securities.

Investments in structured notes involve risks including liquidity risk, interest rate risk, credit risk and market risk. When the Trust’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. See “Risks—Structured Products Risk.”

Counterparty Risk

Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the companies that serve as the Trust’s counterparties with respect to its derivatives positions and liquidity providers for the Trust’s other investments supported by another party’s credit will affect the value of those instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations to the Trust due to financial difficulties, the Trust may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Trust is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Trust will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. As a result, concentrations of such derivatives in any one counterparty would subject the Trust to an additional degree of risk with respect to defaults by such counterparty.

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Some, but not all, derivatives may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each derivative contract, to the extent of its available resources for such purpose. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Trust. Uncleared derivatives have no such protection; each party bears the risk that its direct counterparty will default.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Trust’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Trust’s Shares and distributions on the Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Trust’s use of leverage would likely increase, which would tend to further reduce returns to investors. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio and Common Shares.

Other Investment Companies Risk

The Trust may invest in other registered investment companies, including open- and closed-end funds and ETFs. With respect to closed-end funds and ETFs, the market value of their shares may differ from the NAV of the particular fund. To the extent the Trust invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Trust invests in such investment companies or investment funds, the Trust’s Common Shareholders will bear not only their proportionate share of the expenses of the Trust, but also will indirectly bear similar expenses of the underlying investment companies or investment funds. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the NAV and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than the Sub-Adviser.

Risks Relating to Trust’s RIC Status

The Trust intends to elect to be treated, and intends to qualify and be treated each year, as a RIC under the Code. In order for the Trust to qualify as a RIC in any taxable year, the Trust must meet certain asset diversification tests (the “Diversification Tests”) and at least 90% of its gross income for such year must consist of certain types of qualifying income. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Trust to meet the diversification requirement for qualification as a RIC. Further, although foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement under current law, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Trust’s foreign currency gains as non-qualifying income, thereby jeopardizing the Trust’s status as a RIC for all years to which such regulations are applicable. So long as the Trust qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its income, including net capital gain, distributed to Common Shareholders, provided that, for each taxable year, the Trust distributes to its Common Shareholders an amount equal to or exceeding 90% of the sum of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and its net tax-exempt income, if any. The Trust intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. If Congress, the U.S. Treasury Department or the Internal Revenue Service were to take any action that altered the Trust’s current understanding of these requirements, certain types of income representing a significant portion of the Trust’s gross income may not constitute qualifying income or the Trust may not be adequately diversified. In that case, the Trust could be forced to change the manner in which it pursues its investment strategy or, if the Trust were ineligible to or otherwise did not “cure” its failure to meet such requirements, the Trust could cease to qualify for the special U.S.

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federal income tax treatment accorded RICs. If for any taxable year the Trust did not qualify as a RIC, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Trust to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax at the Common Shareholder level to the extent of the Trust’s current or accumulated earnings and profits. See “Federal Income Tax Matters.”

Tax Treatment of Loans Risk

No statutory, judicial or administrative authority directly discusses how the Loans should be treated for tax purposes. As a result, the tax treatment of the Trust’s investment in the Loans is uncertain. The tax treatment of the Trust’s investment in the Loans could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Trust and its ability to qualify as a RIC under Subchapter M of the Code. For purposes of the Diversification Tests, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law. For example, it may be uncertain whether the issuer of certain investments made by the Trust will be the Platform, or the underlying borrowers with respect to such investments. An adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Trust’s ability to meet the Diversification Tests.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income

Certain of the Trust’s investments will require the Trust to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Trust expects to invest in Loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes. Because the Trust may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Trust may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Trust-level U.S. federal income and/or excise taxes. Accordingly, the Trust may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Trust liquidates assets to raise cash, the Trust may realize gain or loss on such liquidations; in the event the Trust realizes net capital gains from such liquidation transactions, the Common Shareholders, may receive larger capital gain distributions than they would in the absence of such transactions.

Market Discount Risk

The Trust is a closed-end management investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. Frequently, shares of closed-end investment companies, such as the Trust, trade at a price below their NAV, commonly referred to as a “discount.” The Trust cannot predict whether, or to what extent, its Common Shares will trade at a discount to their NAV. Immediately following this offering, the NAV of the Trust’s Common Shares will be reduced by offering expenses paid by the Trust, creating an increased risk that the Common Shares will trade at a discount to their NAV for a period following the offering. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of the Shares will depend entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by supply of and demand for the Shares which will be affected by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Trust’s portfolio holdings, the timing and success of the Trust’s investment strategies, regulations affecting the timing and character of Trust distributions, Trust expenses and other factors), (iii) trading volume of the Shares, (iv) general market, interest rate and economic conditions and (v) other factors that may be beyond the control of the Trust, the Trust cannot predict whether the Shares will trade at, below or above NAV or at, below or above the initial public offering price. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objective and personal situation. See “Description of Shares.”

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Income Risk

The income Common Shareholders receive from the Trust is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Trust’s debt holdings and Common Shareholder’s income distributions from the Trust could drop as well. The Trust’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Trust is utilizing leverage.

Non-Diversification Risk

The Trust is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Trust may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Trust intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Trust’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and certain other securities.

Portfolio Turnover Risk

The Trust’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. See “The Trust’s Investments—Investment Practices—Portfolio Turnover” and “Federal Income Tax Matters.”

Management Risk

The Trust is subject to management risk because it is an actively managed portfolio. The Sub-Adviser and the individual portfolio managers invest the assets of the Trust as they deem appropriate in implementing the Trust’s investment strategy. Accordingly, the success of the Trust depends upon the investment skills and analytical abilities of the Sub-Adviser and the individual portfolio managers to develop and effectively implement strategies that achieve the Trust’s investment objective. There is no assurance that the Sub-Adviser and the individual portfolio managers will be successful in developing and implementing the Trust’s investment strategy. Subjective decisions made by the Sub-Adviser and the individual portfolio managers may cause the Trust to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Certain Affiliations

Unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Trust will be precluded from effecting principal transactions with brokers who are members of the syndicate. This could limit the Trust’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

The Trust’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of the Board. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

Secondary Market for the Common Shares

The issuance of Common Shares through the Dividend Reinvestment Plan (the “Plan”) may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. When the Common Shares are trading at a premium, the Trust may also issue Common Shares that may be sold through private transactions

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effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

Potential Conflicts of Interest Risk

The Sub-Adviser is responsible for managing the Trust as well as other open-end investment companies. The Adviser’s and/or Sub-Adviser’s investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Trust and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Subject to the requirements of the 1940 Act, the Adviser and/or Sub-Adviser intend to engage in such activities and may receive compensation from third parties for their services. None of the Adviser, the Sub-Adviser or any of their affiliates is under any obligation to share any investment opportunity, idea or strategy with the Trust. As a result, the Adviser, Sub-Adviser and their affiliates may compete with the Trust for appropriate investment opportunities. The results of the Trust’s investment activities may differ from those of the Trust’s affiliates, or another account managed by the Adviser, Sub-Adviser or their affiliates, and it is possible that the Trust could sustain losses during periods in which one or more of the Trust’s affiliates and/or other accounts managed by the Adviser, Sub-Adviser or their affiliates achieve profits on their trading for proprietary or other accounts, or otherwise perform less favorably.

Management of the Trust

Board of the Trust

The management of the Trust, including general supervision of the duties performed by the Adviser and the Sub-Adviser under the Advisory and Sub-Advisory Agreements (as defined below), is the responsibility of the Board. The names and business addresses of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Trustees and Officers” in the SAI.

The Adviser and Sub-Adviser

The Trust has entered into an Investment Advisory and Administrative Services Agreement (the “Management Agreement”) with the Adviser. The Adviser’s principal office is located at 335 Madison Avenue, 19th Floor, New York, New York 10017. As of [·], 2015, the Adviser and its affiliates managed approximately $[·] of assets. The Adviser has been a registered investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. Pursuant to the Management Agreement, the Adviser is responsible for, among other things, furnishing a continual investment program for the Trust in accordance with the investment objective and policies described in this Prospectus, coordinating and monitoring the investment activities of the Sub-Adviser, and managing the Trust’s business affairs, each subject to the general supervision and direction of the Board of Trustees of the Trust. The Sub-Adviser has been a registered investment adviser since 2010. It serves as an investment adviser to pooled investment vehicles, institutional investors and individuals and, as of [·], 2015 managed approximately $[·] billion in assets. The Sub-Adviser’s principal office is located at [601 Gateway Boulevard, Suite 1050, South San Francisco, California 94080]. The Trust is not responsible for paying the sub-advisory fee to the Sub-Adviser.

Under the general supervision of the Trust’s Board and the Adviser, the Sub-Adviser will act as investment sub-adviser for and manage the investment and reinvestment of the assets of the Trust. As investment sub-adviser to the Trust, the Sub-Adviser will determine from time to time what securities and other investments will be acquired, disposed of or exchanged and what portion of the Trust’s assets will be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the 1940 Act. The Adviser will furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and will pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment and administrative activities. In return for these

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investment advisory services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Management Agreement a fee in the annual amount of [    ]% of the Trust’s Managed Assets. Such fee is payable quarterly in arrears. The fee is calculated based on the value of Managed Assets at the end of the most recently completed fiscal quarter. In consideration of sub-advisory services provided by the Sub-Adviser, the Sub-Adviser is entitled to receive a portion of the fee paid by the Trust to the Adviser (net of any fee waiver and expense reimbursement arrangements).

In approving the Management Agreement and the Sub-Advisory Agreement, the Board considered that the fee payable by the Trust to the Adviser is determined based on the Managed Assets of the Trust, including assets acquired through the use of leverage and, therefore, that the fees payable to the Adviser and the Sub-Adviser will increase with the use of leverage. A discussion regarding the basis for the Board approval of the Trust’s Management Agreement will be available in the Trust’s initial report to Common Shareholders. The basis for subsequent continuations of the Management Agreement and Sub-Advisory Agreement will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuations occur.

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust’s portfolio:

Carlos Nogueira serves as the Adviser’s Investment Team Member of the Trust. Mr. Nogueira joined the Adviser in 2009. He serves as Deputy Portfolio Manager for other registered investment companies advised by the Adviser. From 2005 to 2008, he was a member of the Risk Committee for Morgan Stanley and was the Risk Manager for the Emerging Markets, Foreign Exchange, and Strategic Trading desks. From 2002 to 2005, he started and managed a trading-flows monitoring program that integrated, tracked, and analyzed trading flows across multiple trading platforms. Mr. Nogueira received a PhD in Cognitive and Neural Systems from Boston University, an MS in Computer Science from the National Institute of Space Research, and a BS in Electrical Engineering from the Federal University of Minas Gerais (Brazil).

Peter Sterling serves as the Sub-Adviser’s Portfolio Manager of the Trust. Mr. Sterling is currently a senior member of the Sub-Adviser’s Management Committee and serves as the President and Portfolio Manager of the Overland Direct Yield Fund. Mr. Sterling has 15 years of industry experience investing in credit, equity, and derivative portfolios and has invested in non-performing loans in the consumer and commercial credit card space. Prior to joining the Sub-Adviser, Mr. Sterling co-managed a multi-billion dollar capital structure arbitrage portfolio at KBC Alternative Investments and Marin Capital. Previous to that, Mr. Sterling traded derivatives at DE Shaw/KBC FP and on the American Stock Exchange. Mr. Sterling graduated from Cornell University with a BA in Economics and Psychology.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Trust.

The Trust, the Adviser and the Sub-Adviser have adopted a Code of Ethics relating to personal securities transactions. The Code permits Adviser [and Sub-Adviser] personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Code of Ethics.

Control Person

To provide the initial capitalization of the Trust, [●] has purchased Common Shares from the Trust in an amount sufficient to satisfy the Trust’s net worth requirements under Section 14(a) of the 1940 Act. Therefore, [●] currently owns 100% of the outstanding Common Shares. [●] may be deemed to directly control the Trust until such time as it owns less than 25% of the outstanding Common Shares. However, it is anticipated that [●] will no longer be a direct control person due to its ownership position once the offering is completed.

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The Administrator, Custodian and Transfer Agent

The Advisor serves as administrator of the Trust but currently receives no compensation for providing administrative services to the Trust. Under the Management Agreement, Van Eck is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust’s Board. Van Eck will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees’ and Common Shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust’s business.

[    ] is the custodian of the Trust and [    ] is the transfer agent to the Trust.

Determination of Net Asset Value

The Trust’s NAV per Common Share is calculated by dividing the value of the Trust’s net assets attributable to Common Shares by the number of outstanding Common Shares. Pursuant to the requirements of the 1940 Act, the Trust values its portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Because the Trust’s investments in loans generally do not have readily ascertainable market values, the Trust records these investments at fair value in accordance with our Valuation Procedures adopted by our Board. As permitted by the SEC, the Board has delegated the responsibility of making fair value determinations to the Pricing Committee, subject to the Board’s supervision and pursuant to the Valuation Procedures.

In connection with each offering of Common Shares, the Board or a committee thereof is required to make the determination that the Trust is not selling shares of its Common Shares at a price below the Trust’s then-current net asset value at the time at which the sale is made. Importantly, this determination does not require that the Trust calculate net asset value in connection with each offering of Common Shares, but instead it involves the determination by the Board or a committee thereof that the Trust is not selling Common Shares at a price below the then current net asset value at the time at which the sale is made.

Under most circumstances, at the time of acquisition, investments that have been fair valued are carried at cost (absent the existence of conditions warranting, in management’s and the Pricing Committee’s view, a different initial value). During the period that an investment is held by the Trust, its original cost may cease to approximate fair value as the result of market and investment specific factors.

The fair value of loans and their related Notes and Certificates are calculated using a discounted cash flow (“DCF”) valuation methodology. A DCF methodology is a valuation technique that provides an estimation of the fair value of an asset based on expectations about the cash flows that a loan would generate over time. The DCF approach begins with an estimation of periodic cash flows expected to be generated over a discrete projection period (the remaining life of the loan here). The estimated cash flows for each of the periods (typically monthly) are then converted to their present value equivalent using a rate of return appropriate for the risk of achieving the projected cash flows. The liquidity event whereby the Company ultimately exits an investment is generally the maturation of the loan.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Trust could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Trust determines its NAV.

Distributions

Commencing with the first distribution, the Trust will pay [quarterly] distributions to Common Shareholders. Distributions will be reinvested in additional Common Shares under the Trust’s Plan unless a Common Shareholder elects to receive cash.

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As portfolio and market conditions change, the rate of dividends on the Common Shares and the Trust’s distribution policy could change. Over time, the Trust will distribute all of its net investment income. In addition, the Trust intends to distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common Shareholders. The Trust expects to declare its initial Common Share distribution approximately [60 to 90] days, and to pay that distribution approximately [90] to [120] days, from the completion of this offering, depending on market conditions. The initial distribution may be substantially lower than those the Trust anticipates making once the Trust has fully invested the proceeds of the offering in accordance with its investment objective.

Various factors will affect the level of the Trust’s income, including the asset mix and average maturity of the Trust’s portfolio, the amount of leverage utilized by the Trust and the cost of such leverage and the Trust’s use of hedging. To permit the Trust to maintain a more stable [quarterly] distribution, the Trust may initially distribute less than the entire amount of net investment income earned in a particular period. Any such undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular [quarterly] period may be more or less than the amount of net investment income actually earned by the Trust during the period.

Undistributed net investment income will be included in the Trust’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Trust’s net asset value.

As explained more fully below in “Federal Income Tax Matters,” at least annually, the Trust may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise applicable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Trust’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Trust. The Trust may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Trust may make total distributions during a given calendar year in an amount that exceeds the Trust’s net investment income and net realized long-term capital gains for that calendar year, in which case a portion of the excess would be treated as a taxable dividend to the extent of the Trust’s expenses that are not allowed as deductions against its investment company taxable income, and the remainder would be treated by Common Shareholders as return of capital for tax purposes.

The Trust reserves the right to change its distribution policy and the rate of its [quarterly] distributions at any time and may do so without prior notice to Common Shareholders.

Federal Income Tax Matters

The following is a description of certain U.S. federal income tax consequences to a Common Shareholder of acquiring, holding and disposing of Common Shares of the Trust. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Common Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes a Common Shareholder is a U.S. shareholder and holds its shares as a capital asset. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively.

The Trust intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Trust to qualify as a RIC, it must meet an income and asset diversification test each year. If the Trust so qualifies and satisfies certain distribution requirements, the Trust (but not its Common Shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss in each case determined with reference to any capital loss carryforwards) in a timely manner to its Common Shareholders in the form of dividends or capital gain distributions. The Trust intends to distribute substantially all of such income and gain each year.

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If the Trust does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its Common Shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Trust on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Trust makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Common Shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Trust is not required to, and there can be no assurance that the Trust will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Trust’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is an amount equal to the sum of 98% of the Trust’s ordinary income (taking into account certain deferrals and elections) for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Trust will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Trust intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Trust may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Trust (e.g., if the excise tax is de minimis).

The Trust’s intention to qualify for treatment as a RIC may negatively affect the Trust’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Trust to meet the income or diversification test for RIC qualification.

No statutory, judicial or administrative authority directly discusses how the Loans should be treated for tax purposes. As a result, the tax treatment of the Trust’s investment in the Loans is uncertain. The tax treatment of the Trust’s investment in the Loans could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Trust and its ability to qualify as a RIC under Subchapter M of the Code. For purposes of the Diversification Tests, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law. For example, it may be uncertain whether the issuer of certain investments made by the Trust will be the Platform, or the underlying borrowers with respect to such investments. An adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Trust’s ability to meet the Diversification Tests.

If the Trust were to fail to meet the income or diversification test described above, the Trust could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Trust were ineligible to or otherwise did not cure such failure for any year, or if the Trust were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Trust would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to Common Shareholders as dividend income. In addition, the Trust could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Trust intends to make [quarterly] distributions of net investment income. Unless a Common Shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Trust pursuant to

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the Plan. For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a Common Shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Trust. A Common Shareholder whose distributions are reinvested in Common Shares under the Plan generally will be treated as having received a dividend equal to either (i) if Newly Issued Common Shares are issued under the Plan, the fair market value of the Newly Issued Common Shares issued to the Common Shareholder or (ii) if reinvestment is made through Open-Market Purchases under the Plan, the amount of cash allocated to the Common Shareholder for the purchase of Common Shares on its behalf in the open market. See “Dividend Reinvestment Plan” above.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Trust owned the investments that generated them, rather than how long a Common Shareholder has owned his or her Common Shares. In general, the Trust will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Trust’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the Trust as capital gain dividends (“Capital Gain Dividends”) will be taxable to Common Shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Common Shareholders as ordinary income. The Trust may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Trust levels. If the Trust receives dividends from an ETF or other investment company that qualifies as a RIC, and the investment company reports such dividends as qualified dividend income, then the Trust is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Trust meets holding period and other requirements with respect to shares of the investment company.

Given the Trust’s investment strategies, it is not expected that a significant portion of the dividends paid by the Trust will be eligible to be designated as qualified dividend income.

Equity investments by the Trust in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Trust to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to the Trust’s Common Shareholders. The Trust may make certain elections to avoid the imposition of that tax, but making such elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Trust to avoid taxation. Making either of these elections therefore may require the Trust to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. Because it is not always possible to identify a foreign corporation as a PFIC, the Trust may incur the tax and interest charges described above in some instances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Trust and net gains from redemptions or other taxable dispositions of Trust shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. If the Trust makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Common Shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a Common Shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Common Shareholder of such shares.

The determination of the character for U.S. federal income tax purposes of any distribution from the Trust (i.e. ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Trust’s taxable year. Generally, the Trust will provide Common Shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

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Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Trust’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular Common Shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Trust’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Trust’s net asset value also reflects unrealized losses.

Common Shareholders who sell or exchange their Common Shares will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged and the amount received. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a Common Shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the Common Shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC, to the Internal Revenue Service and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

The Trust may be liable to foreign governments for taxes relating primarily to investment income or the sale or other disposition of foreign securities in the Trust’s portfolio. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Any transaction by the Trust in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Trust distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Trust to offset income or gains earned in subsequent taxable years. Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test described above, in the absence of regulations (that have yet to be issued). There is a possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

The Trust’s transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Trust are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Trust, defer losses to the Trust, and cause adjustments in the holding periods of the Trust’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Trust has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Trust-level tax.

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Certain of the Trust’s use of derivatives and foreign currency-denominated instruments, and any of the Trust’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Trust’s book income is less than the sum of its taxable income and net tax-exempt income, the Trust could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Trust’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Trust’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

From time to time, a substantial portion of the Trust’s investments in Loans and other debt obligations could be treated as having “market discount” and/or “original issue discount” (“OID”) for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Trust to recognize income in respect of these investments before or without receiving cash representing such income. The Trust’s investment in inflation-indexed bonds could similarly result in the Trust recognizing income without a corresponding receipt of cash. In either case, the Trust could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Trust actually received. As a result, the Trust could be required at times to, among other things, liquidate other investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements and to avoid incurring Trust-level U.S. federal income or excise taxes. If the Trust liquidates portfolio securities to raise cash, the Trust may realize gain or loss on such liquidations; in the event the Trust realizes net long-term or short-term capital gains from such liquidation transactions, its Common Shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as whether or to what extent the Trust should recognize market discount on a debt obligation; when the Trust may cease to accrue interest, OID or market discount; when and to what extent the Trust may take deductions for bad debts or worthless securities; and how the Trust should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Trust when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

The Trust’s investments in shares of an ETF or other investment company that qualifies as a RIC can cause the Trust to be required to distribute greater amounts of net investment income or net capital gain than the Trust would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Trust qualifying for particular treatment (e.g., as long-term capital gain) will not necessarily be the same as it would have been had the Trust invested directly in the securities held by the investment company.

Backup withholding is generally required with respect to taxable distributions paid to any individual Common Shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28%. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the Common Shareholder; such amounts may be claimed as a credit on the Common Shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

In general, dividends other than Capital Gain Dividends paid to a Common Shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital Gain Dividends paid to foreign shareholders are generally not subject to withholding. Effective for taxable years of a RIC beginning before January 1, 2015 (if not extended further by Congress), the RIC was not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reported such distributions to shareholders. It is currently unclear whether Congress will extend these exemptions from withholding for distributions with respect to taxable years of a RIC

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beginning on or after January 1, 2015, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Trust may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) and after January 1, 2017 proceeds from the sale or other disposition of property producing U.S. sourced income to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, the Trust may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Trust to comply with the FATCA rules. If the Trust is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisors to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisors concerning the tax consequences of ownership of Common Shares.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. For more information, please see the Statement of Additional Information under “Federal Income Tax Matters.” Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including federal and state alternative minimum tax as well as any proposed tax law changes.

Dividend Reinvestment Plan

The Trust has established a dividend reinvestment plan. Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. [·] (“[ ]” or the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Trust distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by [·], as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date. All distributions to Common Shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Agent when the Board declares a distribution.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but

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unissued Common Shares from the Trust (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed [5]%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to [30] days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder’s proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Trust as a result of distributions payable either in Common Shares or in cash. The Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Trust purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan’s requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Trust does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

[The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.]

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All correspondence concerning the Plan should be directed to the Plan Agent at [·], [·], [·], [·] [·]. Please call 1-866-[·]- [·] between the hours of [9:00 a.m. and 5:00 p.m.]. Eastern Time if you have questions regarding the Plan.

Description of Capital Structure

The Trust is an unincorporated business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated [July 2, 2015]. The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Trust intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Common Shares

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Common Shares of beneficial interest, $[0.001] par value per share. Each Common Share represents an equal proportionate interest in the assets of the Trust with each other Common Share in the Trust. Common Shareholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Trust among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Trust, and requires inclusion of a clause to that effect in agreements entered into by the Trust and, in coordination with the Trust’s By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Delaware law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

If there are any borrowings or preferred shares outstanding, the Trust may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Trust’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Trust may be required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of preferred shares from a NRSROs. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Trust’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Trust to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes. If the Trust were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Trust’s status as a RIC. Depending on the timing of any such redemption or repayment, the Trust may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Trust has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the outstanding Common Shares. The Common Shares have no preemptive rights.

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The Trust generally will not issue Common Share certificates. However, upon written request to the Trust’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

Preferred Shares

Although the Trust does not intend to issue preferred shares at this time, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Trust must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Trust, if any, plus the aggregate liquidation preference of the preferred shares. If the Trust seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Trust may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Trust to lengthen such intervals. At times, the dividend rate as redetermined on the Trust’s preferred shares may approach or exceed the Trust’s return after expenses on the investment of proceeds from the preferred shares and the Trust’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Trust were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Trust.

Under the 1940 Act, preferred shareholders, voting as a class, will be entitled to elect two members of the Board and, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the NRSRO that is rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears.

If the Trust were to issue preferred shares, it is expected that the Trust would seek a credit rating for the preferred shares from an NRSRO. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such NRSRO. Although, as of the date hereof, no such NRSRO has established guidelines relating to any such preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Trust anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of the preferred shares, the Trust currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and

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investment practices, requirements that the Trust maintain a portion of its total assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such NRSRO will be more or less restrictive than as described in this Prospectus.

Repurchase of Common Shares and Other Discount Measures

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Trust to take corrective actions. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Trust, effect on the Trust’s expenses, whether such transactions would impair the Trust’s status as a RIC or result in a failure to comply with any applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Trust’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Trust’s Common Shares trading at a price which is equal to or approximates their net asset value.

In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Trust that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5% or greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Trust. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under the 1940 Act, are in the best

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interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Potential Conversion to Open-End Fund

The Trust may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Trust’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Trust’s portfolio likely could prohibit the Trust from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Trust’s investment policies and may require liquidation of a substantial portion of illiquid portions of its portfolio; to the extent such positions are held. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Trust’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Trust to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

Underwriting

The Underwriters named below, acting through UBS Securities LLC, 299 Park Avenue, New York, New York 10171, [·], [ADDRESS], [·], [ADDRESS], [·], [ADDRESS], and [·], [ADDRESS], as lead managers, and [·], [·], [·] and [·], as their representatives (together with the lead managers, the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Trust and the Adviser (the “Underwriting Agreement”), to purchase from the Trust the number of Common Shares set forth opposite the their respective names. The Underwriters are committed and purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
UBS Securities LLC	[ ]

Total

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to [·] additional Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The expenses of the offering are estimated at $[·] per Common Share and are payable by the Trust. Offering expenses paid by the Trust may include reimbursement to the Adviser or their affiliates for expenses incurred in connection with the offering. The Adviser and Sub-Adviser have agreed to pay all organizational expenses of the Trust and the offering expenses of the Trust (other than the sales load) that exceed $[·] per Common Share.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Trust. Consequently, the offering price for the Common Shares was determined by negotiation among the Trust and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after

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this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. [The Trust has been approved for listing its Common Shares on the NYSE, subject to notice of issuance, under the trading or “ticker” symbol “[EMIX].”]

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Trust and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Trust has agreed not to offer, sell or register with the Securities and Exchange Commission any additional equity securities of the Trust, other than issuances of Common Shares pursuant to the Trust’s Plan, as contemplated in this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Trust that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Trust in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business. VESC, the Adviser’s broker-dealer affiliate (or associated persons thereof), may participate as wholesalers in the marketing of the Trust.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

Additional Compensation

The Adviser and the Sub-Adviser have agreed to pay UBS Securities LLC a structuring fee for advice relating to the structure, design and organization of the Trust as well as services related to the sale and distribution of the Common Shares in the amount of $[ ], $[ ] and $[ ], respectively. If the over-allotment option is not exercised, the [ ] fee paid to [ ], [ ] and [ ] will not exceed [ ]%, [ ]% and [ ]%, respectively, of the total price to the public of the Common Shares sold in this offering.

The sum total of all compensation to the underwriters in connection with this offering of the Common Shares will not exceed in the aggregate [ ]% of the total price to the public of the Common Shares sold in this offering.

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Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Trust, including the Adviser.

Custodian and Transfer Agent

[·], [ADDRESS] (“[·]”) is the custodian of the Trust and will maintain custody of the securities and cash of the Trust. [·] maintains the Trust’s general ledger and computes net asset value per share at least weekly. [·] also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust’s investments, and receives and disburses all funds. [·] also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

[·], [ADDRESS], is the transfer agent and dividend disbursing agent of the Trust.

[·], [ADDRESS], is the dividend reinvestment plan agent of the Trust.

Legal Matters

Certain legal matters in connection with the Common Shares will be passed upon for the Trust by Dechert LLP, New York, New York and for the underwriters by Clifford Chance US LLP.

Reports to Shareholders

The Trust will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent Registered Public Accounting Firm

[·], [ADDRESS], is the independent registered public accounting firm for the Trust and will audit the Trust’s financial statements.

Additional Information

This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC (file No. 333-[·]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

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Privacy Notice

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

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[·] Shares

Van Eck Overland Online Finance Trust

Common Shares

$[ ] per Share

PROSPECTUS

UBS Investment Bank

[ ], 2015

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated July 21, 2015

STATEMENT OF ADDITIONAL INFORMATION

[               ], 2015

VAN ECK OVERLAND ONLINE FINANCE TRUST

335 Madison Avenue

New York, New York 10017

1.888.826.2333

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus of Van Eck Overland Online Finance Trust (the “Trust”) dated [ ], 2015, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such Prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Trust at 1-800-[ ]-[ ].

2

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Trust’s Prospectus.

Additional Investment Information

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Debt Securities

General. The Trust invests in debt securities. Debt securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factors. Debt securities may include securities issued by U.S. federal, state and local governments, non-U.S. governments and other agencies and instrumentalities and by a wide range of U.S. and non-U.S. private or corporate issuers. Debt securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Trust for any particular period. Except to the extent that values are affected independently by other factors, such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a debt portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a debt portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Trust will invest primarily in debt securities, the net asset value of the Trust’s shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated debt securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. Many debt securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Trust may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Trust may realize a capital loss on its investment if the security was purchased at a premium and the Trust may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Trust.

Asset Backed Securities

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default. Payment of interest and repayment of principal on asset-backed securities (see the Prospectus for more information on asset-backed securities) may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

The value of some asset-backed securities in which the Trust invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Trust to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. Market factors adversely affecting loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has

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significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Consistent with the Trust’s investment objective and policies, the Trust also may invest in other types of asset-backed securities, including types of asset-backed securities which do not yet exist.

Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. In addition to the normal risks associated with debt securities discussed elsewhere in this prospectus and in the Statement of Additional Information (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDO securities that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Bank Loans

The Trust may invest in bank loans, which may include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans generally will not be rated investment grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Trust’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans may be more exposed to interest rate risk than securities with fixed interest rates. Most bank loans, like most investment grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them. The Trust may participate in the primary syndicate for a loan or it may also purchase loans from other lenders

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(sometimes referred to as loan assignments). The Trust may also acquire a participation interest in another lender’s portion of the senior loan.

Loan Participations and Assignments

The Trust may invest in loan participations and assignments. The Trust considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust will generally have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Trust will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a loan participation, the Trust may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Trust purchases assignments of loans from lenders, the Trust will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Trust may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Trust anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Trust’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

Bank Obligations

Bank obligations that may be purchased by the Trust include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are generally subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability and solvency of banks generally is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance their lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

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Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts may be referred to as the “residual risk”).

Investments in Brady Bonds may be viewed as speculative. Brady Bonds involve various risk factors including residual risk and the history of defaults. There can be no assurance that Brady Bonds in which the Trust may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Trust to suffer a loss of interest or principal on any of its holdings.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

The Trust may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of other debt or equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible securities. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying security in a way that non-convertible security does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Equipment Trust Certificates

Equipment trust certificates are debt certificates issued by a company in order to buy mechanical equipment, with the equipment serving as the debt’s collateral.

Firm Commitments and When-Issued Securities

The Trust may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Trust will designate liquid assets in an amount at least equal in value to the Trust’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Trust will

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place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Floating and Variable Rate Instruments

The Trust may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Trust may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Trust may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Trust are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. The Trust’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Trust elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Trust’s custodian subject to a sub-custodian agreement approved by the Trust between that bank and the Trust’s custodian.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most debt securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate, variable or floating rate of interest. The purchase of hybrids also exposes the Trust to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Trust’s Common Shares if the Trust invests in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Trust’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

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Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are debt securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation- indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See “Federal Income Tax Matters.”

Inflation Linked Bonds

Inflation linked bonds are government-issued debt securities that offer an investor inflationary protection, by linking yields to the inflation rate.

Inflation-Protected Securities

The Trust may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. U.S. Treasury Inflation Protected Securities are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation. The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government.

Interest Only Securities

Interest only securities (“IOs”) are a form of stripped asset-backed security. Stripped asset-backed securities may be issued by private originators of, or investors in, asset-backed securities, including corporations or other business organizations, savings and loan associations, banks, and special purpose subsidiaries of the foregoing.

Stripped asset-backed securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of assets. IOs are one class of a stripped asset-backed security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Money Market Instruments/Securities

The Trust may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Non-Investment Grade Bonds

The Trust may invest in corporate debt securities, including below investment grade quality debt securities, commonly known as “junk bonds” (“Non-Investment Grade Bonds”). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment

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grade category may be considered effectively in default by certain rating agencies. Analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade debt securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of a Non-Investment Grade Bond defaults, in addition to risking payment of all or a portion of interest and principal, the Trust may incur additional expenses if it chooses, after conducting a cost/benefit analysis, to seek recovery.

In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. See “—Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities” and “—Step-Up Securities.”

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult for the Trust to value the securities for purposes of calculating the net asset value of the Trust because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling these securities.

Credit Ratings. A general description of the ratings of debt securities by Moody’s, S&P and Fitch is set forth in Appendix A to this SAI. These ratings may change over time and represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds or other debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

In the event that a rating agency or, in the case of securities that are not rated by a rating agency, the Sub-Adviser, downgrades its assessment of the credit characteristics of a particular issue, the Trust is not required to dispose of such security. In determining whether to retain or sell a downgraded security, the Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Legislative and Regulatory Developments. Prices for Non-Investment Grade Bonds may be affected by legislative and regulatory developments. These laws could adversely affect the Trust’s net asset value and investment practices, the secondary market for Non-Investment Grade Bonds, the financial condition of issuers of these securities and the value of outstanding Non-Investment Grade Bonds. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated debt securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such

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issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Trust also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. Non-Investment Grade Bonds, especially those issued by emerging market countries.

Most of the Non-Investment Grade Bonds in which the Trust invests will bear interest at fixed rates but the Trust may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Trust may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Trust, the International Bank for Reconstruction and Development (the “World Bank”) and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Trust may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

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Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

The Trust may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Trust were to acquire substantial positions in securities with limited trading markets, the activities of the Trust could have an adverse effect upon the liquidity and marketability of such securities and the Trust might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Trust at times which otherwise might be considered to be disadvantageous so that the Trust might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Trust should the Trust be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Trust with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. For some Rule 144A securities, there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

The Trust may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets) and certain other requirements are met. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets, however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

Short Sales

A short sale is a transaction in which the Trust sells an instrument that it does not own in anticipation that the market price will decline. The Trust may use short sales for investment purposes or for hedging and risk management purposes. The Trust may also take short positions with respect to the performance of securities, indexes, interest rates, currencies and other assets or markets through the use of derivative or forward instruments. When the Trust engages in a short sale of a security, it must borrow the security sold short and deliver it to the counterparty. The Trust may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Trust’s custodian. The Trust may not receive any payments (including interest) on its collateral. The Trust may engage in short selling to the extent permitted by the 1940 Act and the rules and interpretations thereunder and other federal securities laws. If the Trust engages in short selling in foreign (non-U.S.) jurisdictions, the Trust will do so only to the extent permitted by the laws and regulations of such jurisdiction.

Selling investments short runs the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of an investment may appreciate before the short position is closed out. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In addition, engaging in short selling may limit the Trust’s ability to fully benefit from increases in the debt and equity securities markets. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over market price. In addition, the supply of investments which can be borrowed fluctuates from time to time. The ability to sell investments short, should it become necessary or appropriate to do so, may be a useful element of the Trust’s management of certain investments. In times of unusual or adverse market, economic, regulatory or political conditions, the Trust may not be able, fully or partially, to implement a short selling strategy.

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Until the Trust replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Trust’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Trust may be subject to losses if a counterparty or other lender demands return of the lent investments and an alternative lending source cannot be found or if the Trust, as the case may be, is otherwise unable to borrow funds which are necessary to hedge its positions. The Trust’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Trust may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Trust must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Trust’s investment flexibility, as well as its ability to meet other current obligations.

By investing the proceeds received from selling securities short, the Trust could be deemed to be employing a form of leverage, which creates special risks. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Trust employs will be successful during any period in which it is employed.

Step-Up Securities

Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.

Structured Notes

Included among the issuers of securities in which the Trust may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds (see “—Brady Bonds”), and the issuance by that entity of one or more classes of securities (“Structured Notes”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Notes is dependent on the extent of the cash flow on the underlying instruments. Because Structured Notes of the type in which the Trust anticipate investing typically involve no credit enhancement, their credit risk will depend upon that of the underlying instruments and the terms of the Structured Note.

The Trust is permitted to invest in a class of Structured Notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Notes typically have higher yields and present greater risks than unsubordinated Structured Notes. Although in some circumstances the Trust’s purchase of subordinated Structured Notes may have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Trust’s assets that may be used for borrowing.

As with any debt obligation, Structured Notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Trust’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of Structured Notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many Structured Notes have limited or no liquidity, so that the Trust may be unable to dispose of the investment prior to maturity. As with all investments, successful use of Structured Notes depends in significant part of the accuracy of the Sub-Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a Structured Investment is a non-U.S. entity, the usual risks associated with investments in non-U.S.

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securities apply (see “—Non-U.S. Securities”). Structured Notes may be considered derivative instruments and therefore may be subject to the risks associated with such instruments (see “—Derivatives”).

1940 Act Limitations. Certain issuers of Structured Notes may be deemed to be “investment companies” as defined in the Investment Company Act of 1940, as amended (“1940 Act”). As a result, the Trust’s investment in these Structured Notes may be limited by the restrictions contained in the 1940 Act described under “Other Investment Companies.” Structured Notes are typically sold in private placement transactions, and there currently is no active trading market for Structured Notes.

Credit-Linked Notes. The Trust may invest in credit linked notes. Credit linked notes are privately negotiated transactions whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities,” such as an emerging market bond. Through the purchase of a credit linked note, the Trust assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The Trust also is exposed to the issuer of the credit linked note in the full amount of the purchase price of the note and the notes are often not secured by the reference securities or other collateral. The Trust has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit linked notes are also subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, the Trust may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available or may not be active.

Supranational Organizations

The Trust may invest in debt securities issued by supranational organizations such as promissory notes, bonds and debentures. Supranational organizations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Communities, the European Investment Bank, the Inter-American Development Bank, the International Monetary Trust, the United Nations, the World Bank and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including “callable capital” contributed by members at an entity’s call), reserves and net income.

U.S. Government Securities

The Trust may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality.

Securities issued by the U.S. Treasury have historically not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate debt securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Trust’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Trust’s average maturity is longer, under certain market conditions the Trust may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities generally are not considered securities issued or guaranteed by the U.S. Treasury. However, in September 2008, the U.S. Treasury Department

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announced that the U.S. government would be placing FNMA and FHLMC into conservatorship. The effect that this conservatorship will have on the companies’ debt and equity securities is unclear.

Yankee Dollar Obligations, Eurobonds, Global Bonds

Certain debt securities purchased by the Trust may take the forms of Yankee dollar obligations, Eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike Eurobonds, global bonds can be issued in the local currency of the country of issuance.

Zero Coupon securities, Pay-In-Kind Bonds and Deferred Payment Securities

The Trust may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Trust also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, are not generally considered illiquid.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Equity Investments

General. The Trust may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally more volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and may be more volatile than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

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Common stocks of companies that the Sub-Adviser and Adviser believe have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Sub-Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Sub-Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Sub-Adviser and Adviser believe are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Sub-Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Sub-Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Preferred Stock

Preferred stocks, like debt obligations, are generally debt securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

Warrants and Rights

The Trust may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Non-U.S. Securities

General. Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Moreover, substantial investments in non-U.S. securities may have adverse tax implications.

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Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Trust may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Trust may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Trust’s assets and the Trust’s income available for distribution. The Trust’s foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although the Trust’s income may be received or realized in foreign currencies, the Trust will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Trust’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Trust could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Trust incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for closed-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Trust and may have an adverse impact on the investment performance of the Trust.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on the Trust. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding or other taxes on certain amounts of the Trust’s income or on the sale or other disposition of foreign securities which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Trust, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Trust to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy. In addition, non-U.S. countries may have bankruptcy laws that are significantly different than U.S. bankruptcy law. This may result in the Trust having limited or no recourse if a non-U.S. issuer defaults or goes bankrupt, which could result in substantial losses to the Trust.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance

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sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Trust to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Trust. For example, the Trust may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Trust. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Trust may be denied certain of its rights as an investor.

Non-U.S. markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Trust incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Trust are uninvested and no return is earned thereon. The inability of the Trust to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Trust to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Trust due to subsequent declines in the value of such portfolio security or, if the Trust has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Trust’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder, although such investments may be permitted to the extent allowed by exemptive rules. These provisions may also restrict the Trust’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Trust to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Trust, in which event the Trust may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Trust’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Trust may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Trust to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings. The securities in which the Trust will invest, including non-U.S. securities, will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal, than higher rated securities. An investment in the Trust should not be considered as a complete investment program.

The Sub-Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding and the issuer’s debt service payment history. The Sub-Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Sub-Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a

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rating service. In addition to the foregoing credit analysis, the Sub-Adviser will evaluate the relative value of an investment compared with its perceived credit risk. The Trust’s ability to achieve its investment objective may be more dependent on the Sub-Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in emerging market countries which could affect private sector companies and the Trust, as well as the value of securities in the Trust.

Investment in certain emerging market securities may be restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Trust. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Trust. In addition, if a deterioration occurs in an emerging market country’s balance of payments, it could impose restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Trust to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Trust.

Derivatives

General. The Trust may engage in a variety of derivative transactions. However, the Trust will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Trust may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and debt and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors and collars, entering into equity, total return and credit default swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments or combinations thereof.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Trust’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Trust’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Trust’s portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities, to seek to enhance the Trust’s income or gain or for leveraging purposes. The Trust may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions, liquidity, market values, and interest rates. The ability of the Trust to utilize derivatives successfully will depend on numerous factors including the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Trust’s portfolio securities.

Subject to the constraints described above, the Trust may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and

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currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Trust may enter into interest rate transactions, equity, total return and credit default swaps and related transactions and other similar transactions which may be developed to the extent the Sub-Adviser determines that they are consistent with the Trust’s investment objective and policies and applicable regulatory requirements. The Trust’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Trust’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction (whether a clearing corporation in the case of a cleared derivative or another third party in the case of an uncleared derivative), illiquidity, difficulties in valuation, leverage risk and the risk that the use of certain derivatives could result in significantly greater losses or lower income or gains than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Sub-Adviser monitors the creditworthiness of the Trust’s counterparties, there can be no assurance that the Trust’s counterparties will not experience similar difficulties, possibly resulting in losses to the Trust. The degree of the Trust’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Trust’s use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Federal Income Tax Matters.”

Currency Transactions. The Trust may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate, Equity and Total Return Swaps and Related Transactions.”

The Trust may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Trust’s portfolio securities denominated in such currency. For example, the Trust may do this if the Sub-Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Trust, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Trust may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Trust has or in which the Trust expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Trust may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Trust’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Trust’s securities are or are expected to be denominated, and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Trust if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Trust is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or

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restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Trust if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Credit Default Swaps. The Trust may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Trust would be the buyer of a credit default swap contract. In that case, the Trust would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Trust would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the third party on the referenced debt obligation. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total assets, the Trust would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the referenced obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, with respect to uncleared credit default swaps, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under an uncleared credit default swap; however, the U.S. Commodity Futures Trading Commission (the “CFTC”) and certain bank regulatory agencies have proposed rules relating to margin requirements, which are subject to further final rule making and may affect collateral posting requirements to parties to uncleared credit default swaps. Furthermore, in some cases there may be no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Trust may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Trust will be subject to credit risk with respect to the counterparties to the credit default swap (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Trust may not receive adequate collateral. Credit default swaps are not currently traded on any securities exchange; however, the CFTC has issued a proposed rule which would require certain credit default swaps to be cleared through swaps clearinghouses. Credit default swaps required to be cleared through swaps clearinghouses would be subject to collateral posting requirements of the relevant swaps clearinghouse. The Trust generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Trust to incur more losses.

Futures Contracts. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency, commodity or other asset, or the cash value of an index at a specified price and time. The Adviser expects that its futures transactions will generally include transactions (i) on domestic and foreign exchanges on currencies, interest rates and bond indices and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Trust, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Trust may use futures contracts

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and related options for hedging purposes and for investment purposes. The Trust’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Trust to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Trust (adjusted for the historical volatility relationship between the Trust and the contracts) will not exceed the total market value of the Trust’s securities. The Trust will designate assets with respect to futures contracts and options thereon as described in the Prospectus.

Interest Rate Futures Contracts. The Trust may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Trust owns bonds, and interest rates are expected to increase, the Trust might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Trust. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Trust would increase at approximately the same rate, thereby keeping the net asset value of each class of the Trust from declining as much as it otherwise would have. The Trust could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Trust to take a position without having to sell its portfolio securities. Similarly, when the Sub-Adviser expects that interest rates may decline, the Trust may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Trust could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Trust could create the possibility that losses on the derivative will be greater than gains in the value of the Trust’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Trust might not be able to close out certain positions without incurring substantial losses. To the extent the Trust utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Trust that might result from an increase in value of the position. There is also the risk of loss by the Trust of margin deposits in the event of bankruptcy of the custodian or broker with whom the Trust has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Trust’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Trust the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Trust’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Trust against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring

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during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Trust may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Trust may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Trust is “covered” so long as the Trust owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Trust is “covered” if the Trust either (a) designates on its or its custodian’s records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, the Trust will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Trust’s obligation as writer of the option continues. By writing a put, the Trust will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Trust’s obligation as writer of the option continues. Upon the exercise of a put option written by the Trust, the Trust may suffer an economic loss equal to the difference between the price at which the Trust is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Trust, the Trust may suffer an economic loss equal to an amount not less than the Trust’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Trust.

The Trust may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Trust may enter into a closing purchase transaction in which the Trust purchases an option having the same terms as the option it had written or a closing sale transaction in which the Trust sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Trust or fails to make a cash settlement payment due in accordance with the terms of that option, the Trust will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Sub-Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Trust sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Trust and may increase the Trust’s

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income. Similarly, the sale of put options can also provide gains for the Trust. The Trust may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Even though the Trust will receive the option premium to help protect it against loss, use of options could result in losses to the Trust, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Trust to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Trust’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

The Trust reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Trust’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices. The Trust may purchase put and call options and write put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Trust. In addition, the Trust may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on one or more exercise dates. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Sub-Adviser expects general stock market prices to rise, the Trust might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Trust’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Sub-Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Trust’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Trust’s position in such put option or futures contract.

Options on Currencies. The Trust may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts. The Trust may purchase put and call options and write put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a

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stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price on one or more exercise dates of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Trust.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Trust. If the Trust exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate, Equity and Total Return Swaps and Related Transactions. The Trust may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Trust may enter into these transactions to hedge against either a decline in the value of the securities included in the Trust’s portfolio, or against an increase in the price of the securities which it plans to purchase, to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or to increase income or gain. Interest rate, equity and total return swaps involve the exchange by the Trust with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index or reference instrument falls below a predetermined rate or value, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Trust will usually enter into interest rate, equity and total return swaps on a net basis (i.e., the two payment streams are netted out), with the Trust receiving or paying, as the case may be, only the net amount of the two payments.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Trust’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. If the Sub-Adviser is incorrect in its forecasts of market conditions, liquidity, market values, interest rates and other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Trust may depend, among other things, on the Trust’s ability to terminate the transactions at times when the Sub-Adviser deems it desirable to do so. To the extent the Trust does not, or cannot, terminate such a transaction in a timely manner, the Trust may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Sub-Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features) and (v) the nature of the marketplace for trades (including the ability to assign or offset the Trust’s rights and obligations relating to the investment).

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There is no limit on the amount of interest rate, equity and total return swap transactions that may be entered into by the Trust. The effective use of swaps and related transactions by the Trust may depend, among other things, on the Trust’s ability to terminate the transactions at times when the Sub-Adviser deems it desirable to do so. Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default. Because uncleared swaps and related transactions are bilateral contractual arrangements between the Trust and counterparties to the transactions, the Trust’s ability to terminate such an arrangement may be considerably more limited than in the case of a cleared or exchange-traded instrument. To the extent the Trust does not, or cannot, terminate such a transaction in a timely manner, the Trust may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to an uncleared swap defaults, the Trust’s risk of loss is the net amount of payments that the Trust contractually is entitled to receive, if any.

Indexed Securities. The Trust may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Trust’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Event-Linked Instruments. The Trust may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Trust may lose a portion or the entirety of principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Trust to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Credit-Linked Trust Certificates. The Trust may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps or other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which

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the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Trust would receive as an investor in the trust. The Trust’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Trust will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal Risk Factors—Liquidity Risk” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Trust at fair value as determined by the Trust’s Board or persons acting at its direction. See “Determination of Net Asset Value.” The Trust may lose its entire investment in a credit-linked trust certificate.

Combined Transactions. The Trust may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including currency forward contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Sub-Adviser, it is in the best interests of the Trust to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Trust based on the Sub-Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Trust’s investment objective.

Risks of Derivatives Outside the United States. Derivatives with counterparties on markets or exchanges or relating to reference instruments or indexes outside the United States are subject to the risks described as well as additional risks. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Other Practices

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR,

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and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Trust’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Trust may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Trust may be exposed to relative currency fluctuations.

Real Estate Securities

Real Estate Securities and Related Derivatives. The Trust may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and to the extent the Trust invests in REITs, it will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Loans of Portfolio Securities

The Trust may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. government securities or the borrower of the securities will deposit cash with the Trust in an amount equal to a minimum of 102% of the market value of the securities lent. The Trust will seek to invest the collateral in short-term debt securities or cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Trust at any time. The Trust will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payments may change. The Trust’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Trust if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Trust could experience delays in recovering the securities it lent. To the

27

extent that, in the meantime, the value of the securities the Trust lent has increased, the Trust could experience a loss. In the event of a default by the borrower, the Trust will, if permitted by law, dispose of such collateral except that the Trust may retain any such part thereof that is a security in which the Trust is permitted to invest.

In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Trust’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Trust may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Trust, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Trust if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Trust may not be able to recall the securities in time for the Trust to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Trust may also call such loans in order to sell the securities involved.

Non-Diversification

The Trust is classified as a “non-diversified” fund under the 1940 Act, which means that the Trust is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. However, the Trust will be subject to the diversification requirements imposed by the Code for qualification as a RIC. See “Federal Income Tax Matters.” To the extent the Trust invests a greater proportion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

ETFs and Other Investment Companies

The Trust may invest in securities of other open- or closed-end investment companies, including ETFs and investment companies organized under non-U.S. law, to the extent that such investments are consistent with the Trust’s investment objective, strategies and policies and permissible under the 1940 Act. The Trust may invest in other investment companies to gain broad market, sector or geographic exposure, including during periods when it has large amounts of uninvested cash or when the Sub-Adviser and Adviser believe share prices of other investment companies offer attractive values. The Trust expects that its exposure to EM Equity will consist primarily of investments in single country and regional ETFs. The Trust may invest in investment companies that are advised by the Adviser, the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Trust would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Trust’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Principal Risk Factors—Leverage Risk” in the Prospectus.

The Trust investments in other investment companies may be limited by provisions of the 1940 Act that restrict the aggregate amount the Trust (and in some cases, its affiliated persons) can invest in any one investment company (an “Underlying Trust”) to 3% of such Underlying Trust’s total outstanding stock. As a result, the Trust may hold a smaller position in an Underlying Trust than if it were not subject to this restriction. In addition, in order to comply with provisions of the 1940 Act, on any matter upon which Underlying Trust stockholders are solicited to vote the Trust may be required to vote Underlying Trust shares in the same general proportion as shares held by other stockholders of the Underlying Trust, which would limit the Trust’s ability to affect the outcome of the vote. Although the 1940 Act would generally limit the Trust’s investments in other registered investment companies to no more than 10% of the Trust’s assets (with no more than 5% in any one Underlying Trust), the Trust may invest in certain Underlying Trusts (including ETFs) beyond the statutory limitations to the extent permitted by other provisions of the 1940 Act or SEC staff interpretations thereunder. In addition, the Trust may invest beyond the statutory limits in certain ETFs that have been granted exemptive relief by the SEC,

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provided that the Trust complies with the terms and conditions of an agreement with the ETF and the conditions of the relief.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with non-U.S. investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Trust to invest in such countries. In other cases, when the Sub-Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. The Trust does not intend to invest in such vehicles or funds unless the Sub-Adviser determines that the potential benefits of such investment justify the payment of any applicable premiums.

Repurchase Agreements

The Trust may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Trust the opportunity to earn a return on temporarily available cash at relatively low market risk. The Sub-Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Trust requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, MBS or ABS, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Trust would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Trust may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Trust seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements

The Trust may enter into “reverse” repurchase agreements to add leverage to the Trust and for other purposes, such as to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Trust will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Trust pays interest on amounts obtained pursuant to reverse repurchase agreements.

Bank Capital Securities and Bank Obligations

The Trust may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Certain bank securities are commonly thought of as hybrids of debt and preferred stock. These may be perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest.

The Trust may also invest in other bank obligations including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to

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early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Trust may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Investment Restrictions

The Trust’s investments objective and certain investment policies of the Trust are described in this Prospectus. As a matter of fundamental policy, the Trust may not:

(1)	Borrow money, except as permitted by the 1940 Act, as amended from time to time, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the 1940 Act, as amended from time to time;

(2)	Issue senior securities, except as permitted by the 1940 Act, as amended from time to time, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the 1940 Act, as amended from time to time;

(3)	Underwrite the securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

(4)	Make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(5)	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(6)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; provided that this restriction shall not prohibit the Trust from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the 1940 Act, as amended from time to time; and

(7)	Invest 25% or more of its total assets in any single industry or group of industries; provided, however, that such limitation shall not apply to securities of the U.S. Government or any of its agencies or instrumentalities or municipal securities other than those municipal securities backed only by assets and revenues of non-government issuers or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Trust from the provisions of the 1940 Act, as amended from time to time.

In regard to restriction (1), the Trust does not have an investment policy limiting the amount of leverage that may be obtained through the use of reverse repurchase agreements.

In regard to restriction (4), the value of the securities loaned by the Trust may not exceed 33⅓% of its total assets.

For purposes of construing restriction (7), municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. Governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Trust to be members of any industry. Furthermore, a large economic or market sector shall not be construed as a group of industries for purposes of this restriction.

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For purposes of construing restriction (7), in the case of investments in loan participations between the Trust and a bank or other lending institution participating out the loan, the Trust will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

For purposes of construing restriction (7), consumer loans and investment companies are not considered to be industries.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust to dispose of such security or other asset. Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

Trustees and Officers

The Board of the Trust consists of [        ] Trustees, [          ] of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). [       ], an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than [           ], his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: [    ]. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
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3	The Fund Complex consists of [ ].
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Market Vectors ETF Trust, Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

The Board has an Audit Committee consisting of [           ] Trustees who are Independent Trustees. [    ] currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). [               ] is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating and Corporate Governance Committee consisting of [            ] Independent Trustees. [            ] currently serve as members of the Nominating and Corporate Governance Committee. [    ] is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and subcommittees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of

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each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than [1]% of the Shares of each Trust.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of [      ], 2015.

Name of Trustee	Dollar Range of Equity Securities Owned in the Trust	Aggregate Dollar Range of Equity Securities Owned in All Registered Trusts Overseen by Trustee in the Trust Complex*
None
None
None
None
None
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*	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan (defined below).

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an Adviser or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Adviser or principal underwriter of the Trusts.

Compensation

The Trust pays each Independent Trustee an annual retainer of $[  ], a per meeting fee of $[  ] for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $[  ] for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $[  ], the Chairman of the Audit Committee an annual retainer of $[  ] and the Chairman of the Governance Committee an annual retainer of $[  ]. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees by the Trust for the calendar year ended [ ]. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Trust Complex(1) Paid to Trustee(2)
	[ ]	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]	[ ]

(1)	The “Trust Complex” consists of Van Eck Trusts, Van Eck VIP Trust and the Trust.
(2)	Because the funds of the Trust Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.
(3)	“Interested person” under the 1940 Act.

Proxy Voting Policy

The Trust is subject to the Van Eck Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The Trustees will review the Trust’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping. In the event that a conflict of interest arises between the Trust’s shareholders and the Adviser or any of its affiliates or any affiliate of the Trust, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Trust, except as contemplated under the Trust Policy. The Board will instruct the Adviser on the appropriate course of action. The Trust’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

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Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

Investment Advisory and Other Services

Under the general supervision of the Trust’s Board and VEAC, the Trust’s investment adviser, the Sub-Adviser is responsible for determining the Trust’s overall investment strategy and its implementation. The Sub-Adviser also is responsible for managing operations and the Trust’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Trust. For additional information regarding the management services performed by Trust, including biographies of each of the Trust’s portfolio managers and further information about the Management Agreement between the Trust and the Adviser and the Sub-Advisory Agreement between the Trust and the Sub-Adviser, see “Management of the Trust” in the Trust’s Prospectus.

VEAC, 335 Madison Avenue, 19th Floor, New York, New York 10017, a registered investment adviser, has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts. As of [          ], 2015, the Adviser and its affiliates had approximately $[·] of assets under management [, of which approximately $[   ] billion was in municipal securities].

Pursuant to the Management Agreement, the Trust pays the Adviser a fee for the services it provides payable on a [quarterly] basis at the annual rate of [  ]% of the Trust’s average Managed Assets (as defined below). From time to time, the Adviser may waive all or a portion of its fees.

Accordingly, assuming that the Trust employs leverage up to the maximum of [  ]% of Managed Assets, the effective advisory fee borne by Common Shareholders would increase from [  ]% to [  ]% based on assets of $[  ]. For purposes of this calculation, “Managed Assets” means the total assets of the Trust (including any assets attributable to borrowings for investment purposes) minus the sum of the Trust’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Under the Sub-Advisory Agreement, for the services it provides to the Trust, the Sub-Adviser receives a portion of the fee paid to the Adviser by the Trust. The Sub-Adviser’s fee is payable on a [monthly] basis at the annual rate of [—]% of the Trust’s average Managed Assets. The Trust is not responsible for paying the subadvisory fee to the Sub-Adviser.

In approving the Trust’s Management Agreement and Sub-Advisory Agreement, the Board considered that the fee payable to the Adviser and the Sub-Adviser is determined based on the Managed Assets of the Trust, including assets acquired through the use of leverage and, therefore, that the fees payable to the Adviser and the Sub-Adviser will increase with the use of leverage. In connection with the Board’s annual review of the Trust’s Management Agreement and the Sub-Advisory Agreement, the Board will consider the Trust’s use of leverage and the conflicts of interest that arise from these activities.

The Trust will be responsible for all of its costs and expenses not expressly stated to be payable by the Adviser under the Management Agreement. Such costs and expenses to be borne by the Trust include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with the Adviser; expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with any litigation in which the Trust is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

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The Management Agreement with the Adviser continues in effect to [·], 2017 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of the Trust or by vote of a majority of the outstanding shares of the Trust. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Trust or the Adviser, as applicable, or by vote of the majority of the outstanding shares of the Trust. The Agreement will terminate automatically in the event of its assignment. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreements on the part of the Adviser, the Adviser shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

Portfolio Managers

Carlos Nogueira is the Investment Team Member at the Adviser with primary responsibility for the Trust. Peter Sterling is the portfolio manager at the Sub-Adviser with primary responsibility for the Trust. Mr. Nogueria and Mr. Sterling have primary responsibility for the day-to-day implementation of the Trust’s investment strategy. The following table shows, as of [         ], 2015, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of accounts	Total assets of accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee*
[Carlos Nogueira]
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$

Peter Sterling
Registered Investment Companies		$		$
Other Pooled Investment Vehicles		$		$
Other Accounts		$		$

*	In millions of dollars.

**	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Trust as of the date of this SAI. As of [      ], 2015, [·] each beneficially owned [  ], of funds in the Van Eck Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Trust’s investments on the one hand and the investments of other accounts for which the Trust manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

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Portfolio Manager Compensation. The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

Code of Ethics

The Adviser, the Sub-Adviser and the Trust have adopted a Code of Ethics governing personal securities transactions. Under the Code of Ethics, VEAC employees may purchase and sell securities (including securities held or eligible for purchase by the Trust) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Investment Advisory Services

Under the general supervision of the Trust’s Board, the Adviser will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Trust investment advice and provide related office facilities and personnel for servicing the investments of the Trust. The Adviser will compensate all Trustees and officers of the Trust who are members of the VEAC organization and who render investment services to the Trust, and will also compensate all other VEAC personnel who provide research and investment services to the Trust.

Administrative Services

Under the Management Agreement, the Adviser is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust’s Board. The Adviser will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. The Adviser will compensate all Trustees and officers of the Trust who are members of the VEAC organization and who render executive and administrative services to the Trust, and will also compensate all other VEAC personnel who perform management and administrative services for the Trust. The Adviser’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Trust’s business.

Portfolio Trading

Debt obligations which may be purchased and sold by the Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Trust may also purchase debt and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser generally aggregates the portfolio security transactions of the Trust and of all other accounts managed by it for execution and allocates the orders across all participating accounts prior to execution. Accounts that are considered to be managed using the same investment strategy (based on investment objective, time horizons, tax considerations, etc.) will generally be allocated on a pro rata basis. The Adviser uses its

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best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Trust and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, The Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors including, without limitation, the full range and quality of the executing firm’s services, with respect to commission based transactions the value of the brokerage and research services provided, the responsiveness of the firm to The Adviser, the actual price of the security, the commission rates charged (if any), the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, integrity, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Agency transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of The Adviser’s clients in part for providing brokerage and research services to The Adviser, in reliance on Section 28(e).

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the investment adviser client may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of either that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

Federal Income Tax Matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Trust, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Trust. There may be other tax considerations applicable to particular investors, such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, traders in securities that elect to use a mark-to-market method of accounting with respect to their securities holdings and foreign shareholders (defined below). In addition, income earned through an investment in the Trust may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

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The Trust intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Trust must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each quarter of the taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Trust’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Trust’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Trust controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a grantor trust or partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the grantor trust or partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law. For example, it may be uncertain whether the issuer of certain investments made by the Trust will be the Platform, or the underlying borrowers with respect to such investments. An adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Trust’s ability to meet the diversification test in (ii) above.

To the extent that it qualifies for treatment as a RIC, the Trust will not be subject to federal income tax on income distributed to Common Shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Trust’s intention to qualify for treatment as a RIC may negatively affect the Trust’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Operating as a non-diversified investment company for purposes of the 1940 Act, and therefore investing in a relatively small number of individual issuers, may make it difficult for the Trust to meet the diversification test set forth in the second preceding paragraph. If the Trust were to fail to meet the income, diversification or distribution test described above, the Trust could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions and/or disposing of certain assets. If the Trust were ineligible to or otherwise did not cure such failure for any year, or if the Trust were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Trust would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to Common Shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Trust’s Common Shares (as described below). In addition, the Trust could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus, failure to qualify as a RIC would likely materially reduce the investment return to the Common Shareholders.

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The Trust intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If the Trust does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Trust on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Trust makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Trust is not required to, and there can be no assurance that the Trust will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Trust’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is an amount equal to the sum of 98% of the Trust’s ordinary income (taking into account certain deferrals and elections) for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Trust will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Trust intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Trust may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Trust (e.g., if the excise tax is de minimis).

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Trust’s net investment income. Instead, potentially subject to certain limitations, the Trust may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Trust retains or distributes such gains. Any such carryforward losses will retain their character as short-term or long-term. The Trust’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of Trust Distributions

The Trust intends to make [quarterly] distributions. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Trust pursuant to the dividend reinvestment plan (the “Plan”). See “Dividend Reinvestment Plan” in the Trust’s Prospectus. A shareholder whose distributions are reinvested in Common Shares under the Plan generally will be treated for U.S. income tax purposes as having received an amount in distribution equal to either (i) if Newly Issued Common Shares are issued under the Plan, the fair market value of the Newly Issued Common Shares issued to the shareholder or (ii) if reinvestment is made through Open-Market Purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Trust.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Trust owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares. In general, the Trust will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Trust’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any

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loss carryforwards) that are properly reported by the Trust as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Trust may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Trust levels. In order for some portion of the dividends received by a Trust shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Trust must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Trust’s shares. A dividend will not be treated as qualified dividend income (at either the Trust or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Trust as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Trust’s shares.

Dividends received by corporate shareholders may qualify for the 70% dividends-received deduction to the extent of the amount of qualifying dividends received by the Trust from domestic corporations, provided holding period and other requirements are met at both the shareholder and Trust levels, and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Trust is treated as a dividend.

The Trust does not expect a significant portion of its distributions to be eligible for the corporate dividends received deduction or to be designated as qualified dividend income.

Any distribution of income that is attributable to (i) income received by the Trust in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Trust on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Trust, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Trust receives dividends from an Underlying Trust that qualifies as a RIC (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, then the Trust is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Trust meets holding period and other requirements with respect to shares of the Underlying RIC. If the Trust receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Trust is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Trust meets holding period and other requirements with respect to shares of the Underlying RIC.

If the Trust makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

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An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Trust and net gains from redemptions or other taxable dispositions of Trust shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

A distribution by the Trust will be treated as paid on December 31 of any calendar year if it is declared by the Trust in October, November or December with a record date in such a month and paid by the Trust during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The determination of the character for U.S. federal income tax purposes of any distribution from the Trust (i.e. ordinary income dividends, capital gains dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Trust’s taxable year. The Trust will provide shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Trust’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Trust’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Trust’s net asset value also reflects unrealized losses.

Sale or Exchange of Common Shares

Common Shareholders who sell or exchange their Common Shares will generally recognize gain or loss in an amount equal to the difference between the amount received and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. If the Common Shares are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

From time to time the Trust may make a tender offer for its Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Trust. To the extent that the Trust recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Trust will be required to make additional distributions to its Common Shareholders.

42

Foreign Currency Transactions

Any transaction by the Trust in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Trust distributions to Common Shareholders and increase the distributions taxed to Common Shareholders as ordinary income. Any net losses so created cannot be carried forward by the Trust to offset income or gains earned in subsequent taxable years.

Options, Futures and Other Derivative Instruments

In general, any option premiums received by the Trust are not immediately included in the income of the Trust. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Trust transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Trust is exercised and the Trust sells or delivers the underlying securities or other assets, the Trust generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Trust minus (ii) the Trust’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Trust pursuant to the exercise of a put option written by it, the Trust generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Trust’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Trust is greater or less than the amount paid by the Trust (if any) in terminating the transaction. Thus, for example, if an option written by the Trust expires unexercised, the Trust generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Trust may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Trust as well as listed non-equity options written or purchased by the Trust on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Trust at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Trust’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Trust are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Trust, defer losses to the Trust, and cause adjustments in the holding periods of the Trust’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders.

43

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Trust has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Trust-level tax.

Certain of the Trust’s investments in derivatives and foreign currency-denominated instruments, and any of the Trust’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Trust’s book income is less than the sum of its taxable income and net tax-exempt income, the Trust could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Trust’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Trust’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Trust will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Trust’s taxable income (and required to be distributed by the Trust) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Trust holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Trust in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Trust may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Trust may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Trust will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Trust’s income, will depend upon which of the permitted accrual methods the Trust elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Trust.

If the Trust holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Trust actually received. Such distributions may be made from the cash assets of the Trust or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Trust may realize gains or losses from such liquidations. In the event the Trust realizes net short-term capital gains or net capital gains from such transactions, its Common Shareholders may receive a dividend taxed at ordinary income tax rates, or a larger Capital Gain Dividend than they would in the absence of such transactions.

44

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as whether or to what extent the Trust should recognize market discount on a debt obligation; when the Trust may cease to accrue interest, OID or market discount; when and to what extent the Trust may take deductions for bad debts or worthless securities; and how the Trust should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Trust when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Investments in Loans

No statutory, judicial or administrative authority directly discusses how the Loans should be treated for tax purposes. As a result, the tax treatment of the Trust’s investment in the Loans is uncertain. The tax treatment of the Trust’s investment in the Loans could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Trust and its ability to qualify as a RIC under Subchapter M of the Code.

Investments in Underlying RICs

The Trust’s investments in shares of Underlying RICs can cause the Trust to be required to distribute greater amounts of net investment income or net capital gain than the Trust would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Trust qualifying for treatment as a particular character (e.g., long-term capital gain) will not necessarily be the same as it would have been had the Trust invested directly in the securities held by the Underlying RIC.

Passive Foreign Investment Companies

The Trust may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, the Trust may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Trust’s taxable year. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Trust with certain information, the Trust may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Trust will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Trust to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to Common Shareholders to avoid any Trust-level tax. Because it is not always possible to identify a foreign corporation as a PFIC, the Trust may incur the tax and “excess distribution” charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income.

Real Estate Investment Trusts

Any investment by the Trust in equity securities of a REIT may result in the Trust’s receipt of cash in excess of the REIT’s earnings; if the Trust distributes such amounts, such distributions could constitute a return of capital to Common Shareholders for U.S. federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

45

Backup Withholding

Backup withholding is generally required with respect to taxable distributions paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28% Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Dividends properly reported as Capital Gain Dividends are generally not subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Trust to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. However, for taxable years beginning before January 1, 2015 (if not extended further by Congress), a RIC was not required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reported such distributions to shareholders. If a RIC invested in an Underlying RIC that paid such distributions to the RIC, such distributions retained their character as not subject to withholding if properly reported when paid by the RIC to foreign shareholders. A RIC was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so.

In the case of RIC shares held through an intermediary, the intermediary may have withheld even if the RIC made a designation with respect to a payment. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a RIC beginning on or after January 1, 2015. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Foreign shareholders should contact their intermediaries with respect to the application of these rules.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Trust or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Trust or to the Capital Gain Dividend the foreign shareholder received (see below).

Foreign shareholders with respect to whom income from the Trust is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Trust at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Trust and, in the case of a foreign corporation, may also be subject to a branch profits tax. Any effectively-connected dividends received by a foreign shareholder will generally be exempt from the 30% U.S. federal withholding tax, provided the shareholder satisfies applicable certification requirements. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

46

Very generally, special tax rules apply if the Trust holds or, but for the operation of certain exceptions, would be treated as holding USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Trust’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Trust shares—at regular U.S. federal income tax rates. The Trust does not expect to invest or, but for the exceptions referred to above, to be treated as investing in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

In order to qualify for an exemption from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Common Shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Foreign shareholders may also be subject to U.S. estate tax with respect to their Trust shares. Investors holding Trust shares through foreign entities should consult their tax advisers about their particular situation.

Other Reporting and Withholding Requirements

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Trust may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) and after January 1, 2017 proceeds from the sale or other disposition of property producing U.S. sourced income to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, the Trust may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Trust to comply with the FATCA rules. If the Trust is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Other Tax Matters

Under Treasury regulations, if a Common Shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the Common Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisers to determine the suitability of Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

47

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of Common Shares.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

Other Information

The Trust is an organization of the type commonly known as a “Delaware business trust.” Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust, together with the Trust’s By-laws, also provides for indemnification out of Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative with respect to the election of Trustees, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that the Trust shall comply with Section 16 of the 1940 Act. Pursuant to Section 16(c), no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The Trust’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Independent Registered Public Accounting Firm

[              ], [ ], [ ], is the independent registered public accounting firm for the Trust, providing audit services, tax return preparation and consultation with respect to the preparation of filings with the SEC.

Additional Information

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Trust offered hereby, has been filed by the Trust with the SEC, Washington, D.C. The Trust’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Trust’s Registration Statement. Statements contained in the Trust’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

48

Report of Independent Registered Public Accounting Firm

[To be filed by subsequent amendment.]

49

Appendix A

CONFIDENTIAL

Description of securities ratings(†)
Moody’s Investors Service, Inc.
Long-Term Debt Securities Ratings

[TO COME]

A-1

Appendix B

Proxy Voting Policies [To come.]

CONFIDENTIAL

B-1

CONFIDENTIAL

[·] Trust

Statement of Additional Information
[ ], 2015

Investment Adviser and Administrator

Van Eck Associates Corporation

335 Madison Avenue

New York, NY 10017

Custodian

[·]

[·]

[·], [·] [·]

Transfer Agent

[·]

[·], [·]

[·], [·] [·]

Independent Registered Public Accounting Firm

[·]

[·]

[·], [·] [·]

B-2

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements.

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-Effective Amendment to the Registration Statement.

2.	Exhibits:

	a.	Charter.

		1.	Certificate of Trust—Filed herewith.

		2.	Certificate of Amendment to the Certificate of Trust—Filed herewith.

		3.	Declaration of Trust.*

	b.	Bylaws.*

	c.	None.

	d.	Form of Share Certificate.*

	e.	Terms and Conditions of the Dividend Reinvestment Plan.*

	f.	None.

	g.	Investment Advisory Contracts.

		1.	Form of Investment Advisory and Administrative Agreement between Registrant and Van Eck Associates Corporation.*

		2.	Form of Investment Sub-Advisory Agreement between Van Eck Associates Corporation and Overland Advisors, LLC.*

	h.	Form of Underwriting Agreement.*

	i.	None.

	j.	Form of Custodian Agreement.*

	k.	Other Material Contracts.

		1.	Form of Transfer Agency Services Agreement.*

		2.	Form of Fund Accounting Services Agreement.*

	l.	Opinion and Consent of Dechert LLP.*

	m.	None.

	n.	Consent of Independent Registered Public Accounting Firm.*
C-1

o.	None.

p.	Form of Subscription Agreement.*

q.	None.

r.	Codes of Ethics.

	1.	Code of Ethics of Registrant.*

	2.	Code of Ethics of Van Eck Associates Corporation.*

	3.	Code of Ethics of Overland Advisors, LLC.*

	4.	Code of Ethics of [Principal Underwriters].*

s.	Powers of Attorney. *

*	To be filed by amendment.

Item 26. Marketing Arrangements

[To be provided by amendment.]

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$116.20
Financial Industry Regulatory Authority, Inc. Fees	$ *
Printing and Engraving Expenses	$ *
Legal Fees	$ *
Listing Fees	$ *
Accounting Expenses	$ *
Blue Sky Filing Fees and Expenses	$ *
Miscellaneous Expenses	$ *
Total	$ *

*	To be completed by amendment.

Item 28. Persons Controlled By or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

At __________, 2015:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	*

*	To be completed by amendment.

Item 30. Indemnification

[Pursuant to Section 10.2 of the Declaration of Trust, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (collectively, the

C-2

“Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, mediation, arbitration or proceeding, whether civil or criminal, in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (i) by the court or other body approving the settlement; (ii) by at least a majority of those Trustees who are neither interested parties of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry). For purposes of the determination or opinion referred to in (ii) and (iii) above, the majority of those Trustees who neither are interested persons of the Trust nor are parties to the matter or independent legal counsel, as the case may be, shall be entitled to rely on a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Declaration of Trust and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.]

Item 31. Business and Other Connections of Investment Adviser

See “Investment Advisory and Other Services” in the Statement of Additional Information. Information as to the directors and officers of the Adviser and the Sub-Adviser is included in their Form ADV filed with the SEC and is incorporated by reference thereto.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of [•].

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

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5.	The Registrant undertakes that:

	a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the
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Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

	b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York, on the 21st day of July, 2015.

VAN ECK OVERLAND ONLINE FINANCE TRUST

By:	/s/ Jan F. van Eck
Jan F. van Eck
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jonathan R. Simon	Initial Trustee	July 21, 2015
Jonathan R. Simon

/s/ Jan F. van Eck	Principal Executive Officer	July 21, 2015
Jan F. van Eck

/s/ John J. Crimmins	Principal Financial Officer	July 21, 2015
John J. Crimmins
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Exhibit Index

a.1.	Certificate of Trust.

a.2	Certificate of Amendment to the Certificate of Trust